united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst/Millburn Dynamic Commodity Strategy Fund
(formerly, the Catalyst Hedged Commodity Strategy Fund)
(CFHAX, CFHCX, CFHIX)
Catalyst/Warrington Strategic Program Fund
(CWXAX, CWXCX, CWXIX)
Catalyst Systematic Alpha Fund
(ATRAX, ATRCX, ATRFX)
Catalyst/Teza Algorithmic Allocation Fund
(formerly, the Catalyst/Teza Algorithmic Allocation Income Fund)
(TEZAX, TEZCX, TEZIX)
Catalyst Multi Strategy Fund
(ACXAX, ACXCX, ACXIX)
EAVOL Nasdaq-100 Volatility Overlay Fund
(formerly, the Catalyst/Exceed Defined Risk Fund)
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst Buffered Shield Fund
(formerly, the Catalyst/Exceed Defined Shield Fund)
(SHIEX, SHINX, SHIIX)

June 30, 2021

Mutual Fund Series Trust

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Investment Review	Page 1

Portfolios of Investments	Page 32

Statements of Assets and Liabilities	Page 69

Statements of Operations	Page 71

Statements of Changes in Net Assets	Page 73

Financial Highlights	Page 77

Notes to Financial Statements	Page 93

Auditors Opinion	Page 117

Supplemental Information	Page 120

Trustees Table	Page 135

Expense Example	Page 137

Privacy Notice	Page 138

Catalyst/Millburn Dynamic Commodity Strategy Fund (DCXAX, DCXCX, DCXIX)
(Unaudited)

Dear Fellow Shareholders,

Millburn Ridgefield Corporation became Sub-Advisor of the Fund and began trading a different strategy on behalf of the Fund as of June 1, 2021. Accordingly, the following commentary is for the period 6/1/21 through the Fund’s fiscal year end of 6/30/21.

The Fund was unprofitable in June with a return of -1.23% (Class I) as losses from metals, grains, livestock, and soft commodity futures fractionally outdistanced the sizable gains from energy futures. ETFs were flat. The Fund underperformed the Bloomberg Commodity Index, which returned +1.85% on the month. The underperformance of the Fund in June was largely due to timing of the launch; as the Fund was profitable for the month excluding the first day of trading.

	Fiscal Year (06/30/20-06/30/21)	Since Inception (3)
Class I	-12.21%	-0.27%
Class C	-12.89%	-1.00%
Class A	-12.00%	-0.01%
S&P 500 Total Return Index (1)	40.79%	17.31%
Bloomberg Commodity Index TR (2)	45.61%	2.32%
Class A with Sales Charge	-17.23%	-1.29%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

During June, Brent crude oil hit its highest price level since October 2018 and an increasingly bullish picture sparked speculation that the price may eventually return to $100 a barrel. Prices drew support from expectations that the OPEC+ alliance—which was to meet on July 1–would not revive production fast enough to prevent markets from tightening, and from continued production discipline from shale producers, who have exerted strong control on additional investments while focusing on returns to investors. Consequently, stockpiles are draining rapidly as fuel consumption rebounds in key regions, including the U.S. and Europe. At the same time, the prospect of an imminent surge of Iranian oil is diminishing as talks to revive a nuclear deal drag on. In this environment, the Fund’s positions in Brent crude, WTI crude, RBOB gasoline, London gas oil, and heating oil were profitable. In addition, with global natural gas inventories low after a long, cold winter, and global demand rebounding along with the reopening global economy, together with hot summer temperatures arriving, natural gas prices have risen sharply and the Fund’s U.S. natural gas position was quite profitable.

Metal prices were buffeted by conflicting forces during the month. On the one hand, reflation and reopening demand continued to underpin metals prices, which touched 2021 highs in May. On the other hand, Chinese efforts to rein in “excessive” speculation and worries that global monetary policies might become less accommodative triggered significant price declines in June. Consequently, the Fund’s positions in copper, gold, silver, platinum, zinc, and nickel were unprofitable.

During June, grain prices plunged from the multi-year highs reached in May as rains in the U.S. Midwest and in Canada eased concerns about severe drought conditions. And, even though prices recovered ground late in the month after the USDA grain stocks report showed unexpectedly sharp inventory declines from a year ago, corn, wheat, and soybean positions posted losses for the month.

The Fund’s hog position was unprofitable as prices for U.S. hogs have slipped since the Chinese government said its supplies have nearly fully recovered from the outbreak of African swine fever in 2018.

Soft commodity positions were marginally unprofitable, while ETF positions were flat overall during June.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Dynamic Commodity Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

(3)	Since inception returns assume an inception date of 9/30/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7111-NLD-08052021

Catalyst/Millburn Dynamic Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized 5 Year	Annualized Since
	1 Year Return	Return	Inception**
Class A	(12.21)%	(2.01)%	(0.27)%
Class A with load	(17.23)%	(3.16)%	(1.29)%
Class C	(12.89)%	(2.73)%	(1.00)%
Class I	(12.00)%	(1.75)%	(0.01)%
S&P 500 Total Return Index (a)	40.79%	17.65%	17.31%
Bloomberg Commodity Total Return Index(b)	45.61%	2.40%	2.32%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated June 1, 2021, the Fund’s total gross annual operating expenses are 2.30% for Class A, 3.05% for Class C and 2.05% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Investors cannot invest directly in an index.

**	Inception date is September 30, 2015.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange Traded Funds	29.2%
U.S. Government & Agencies	13.4%
Institutional Financial Services	5.7%
Electrical Equipment	2.8%
Timber REIT	2.5%
Specialty REIT	2.2%
Renewable Energy	1.4%
Chemicals	1.1%
Electric Utilities	1.0%
Automotive	0.7%
Other/Cash & Equivalents	40.0%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/Warrington Strategic Program Fund (CWXAX, CWXCX, CWXIX)
(Unaudited)

Dear Fellow Shareholders,

In late January 2020, Warrington Asset Management, LLC was named as the new Sub-Advisor to the Fund and commenced the implementation of its Strategic Program as the Fund’s investment strategy. Warrington has a long history of managing options, dating to January 1997, and brings that experienced management to the Fund. The Strategic Program dates to Warrington’s inception and has won the Pinnacle Award for the Best Options Strategy (five-year category) two times (in 2017 and 2019). This prestigious accolade is a testament to Warrington’s ability to achieve profits in a variety of environments while concurrently managing market risks.

In its first full fiscal year of managing the Fund, Warrington has achieved a gain of approximately +5.03% (Class I) through the end of June 2021. The Catalyst/Warrington Strategic Program Fund (CWXIX) was able to successfully navigate the extreme volatility and protect investor capital during the various volatile periods and strong rallies as the stock market recovered from the dramatic decline in March of 2020.

The dichotomy between the recovery in the stock markets compared to the very real economic impacts of the Covid-related shutdowns provided numerous crosscurrents that required careful navigation. Those ongoing issues, coupled with the U.S. Presidential election in November, provided many distinct sources of potential stock market volatility. Outside of a few periods, U.S. equity markets generally rallied for most of the past year. Even with this mostly positive trend, we were able to find profitable trading opportunities as the oscillations in the S&P500 were enough to keep the VIX above historically normal levels. Only in the second quarter of 2021 did the VIX test the lower end of its usual ranges. This environment, with moderate volatility and periodic stock market declines, can allow for positive risk vs. reward options strategies.

During the past fiscal year, the Catalyst/Warrington Strategic Program Fund (the “Fund”) experienced an increase in NAV per share of 5.03% (Class I).

	Fiscal Year (06/30/20-06/30/21)	Since sub-advisor change (1/27/20-06/30/21) [2]
Class A without sales charge	4.72%	7.36%
Class A with sales charge	-1.24%	3.77%
S&P 500 Total Return Index[1]	40.79%	23.90%

	Fiscal Year (06/30/20-06/30/21)	Since sub-advisor change (1/27/20-06/30/21)
Class C	4.02%	6.65%
Class I	5.03%	7.62%
S&P 500 Total Return Index[1]	40.79%	23.90%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Scott Kimple and Mark Adams
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Warrington Strategic Program Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Warrington Asset Management, LLC was appointed as Sub-Advisor to the Fund on January 28, 2020

7103-NLD-08042021

Catalyst/Warrington Strategic Program Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	4.72%	(4.97)%	0.96%	8.60%	N/A
Class A with load	(1.24)%	(6.10)%	0.36%	8.19%	N/A
Class C	4.02%	(5.68)%	N/A	N/A	(2.00)%
Class I	5.03%	(4.74)%	N/A	N/A	(1.04)%
S&P 500 Total Return Index (a)	40.79%	17.65%	14.84%	10.40%	15.42%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.89% for Class A, 3.66% for Class C and 2.61% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A and the benchmark.

***	Inception date is August 30, 2013 for Class C, Class I and benchmark.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Private Investment Fund	6.8%
Other/Cash & Equivalents	93.2%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX)
(Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation with low correlation to the U.S. equity market through a multi-risk premia strategy that attempts to capture returns from various sources of systematic inefficiencies embedded in the capital markets.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index1 (the “BNPP CASA Index”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index is a rules-based index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). The Fund will generally seek exposure to the Index by investing in non-exchange-traded total return swap contracts.

The Index seeks to generate absolute returns through risk-balanced exposure to carry, momentum, and volatility risk premia across the equity, commodity, currency, and fixed income markets.

●	Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time.

●	Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections.

●	Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

The Index uses a rules-based, risk-budget model to dynamically allocate across the various BNPP Index Components. The Index may rebalance its exposure to the BNPP Index Components as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund will seek excess return above the BNPP CASA Index through active management of a fixed income portfolio and by investing in securities that provide exposure to the BNP Paribas Catalyst Systematic Alpha Index.

Performance

During fiscal year 2021, the Fund outperformed its underlying benchmark index, the BNP CASA Index, which the Fund tracks. The outperformance was the result of the Fund’s cash management strategy, which allowed the Fund to generate additional return through fixed income investments.

BNPP CASA Index Attribution

Amid an economic recovery, accommodative monetary policy, vaccine inoculations, and loosening social restrictions since the market reversal as well as volatile market conditions in February-March 2020 caused by Covid-19, the BNPP CASA Index experienced solid returns. The recovering market sentiment and strong economic rebound enabled the Volatility Risk Premium strategy to outperform as equity volatility was significantly lower than 2020 levels and implied volatility remained above realized volatility. This economic recovery and bullish post-recession sentiment buoyed the Momentum Risk Premium strategy as sharp trend reversals fizzled out into 2021. Though only a -0.94% detractor, the Carry Risk Premium strategy lagged the other two components, led by the underperformance of commodity carry. Commodities were mixed on the heels of seasonal weather issues, delta variant concerns, expected OPEC+ oil price support amid anticipated slower production, and a muddled path forward for metals (reflation & Chinese regulatory headwinds). These Carry Risk Premium losses were slightly offset by currency carry as currency prices started to rebound as more hawkish monetary policy lurks ahead.

If most of the trends that we saw in H1 2021, as well as the overall volatility and momentum profile of the U.S. equity markets continue in the H2 2021, the BNP CASA Index should continue to have resilient performance.

The Fund’s total returns for the fiscal year period and since inception through the 06/30/21 period as compared to the S&P500 TR Index were as follows:

	1 Year	Since Inception
	(06/30/20-06/30/21)	(07/31/14-06/30/21)[3]
Class A	39.20%	4.52%
Class C	38.27%	3.71%
Class I	39.60%	4.73%
BNPP CASA Index [1]	22.22%	10.15%
S&P 500 TR Index [2]	40.79%	14.51%
Class A with Sales Charge	31.16%	3.63%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Prior to November 1, 2017, the Fund implemented a different investment strategy.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Summary

The Catalyst Systematic Alpha Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund, and are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

[2]	The S&P500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Systematic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[3]	Since inception returns assume an inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7104-NLD-08042021

Catalyst Systematic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	39.20%	6.34%	4.52%
Class A with load	31.16%	5.09%	3.63%
Class C	38.27%	5.53%	3.71%
Class I	39.60%	6.61%	4.73%
S&P 500 Total Return Index(a)	40.79%	17.65%	14.51%
BNP Paribas Catalyst Systematic Alpha Index(b)	22.22%	7.73%	10.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 6.48% for Class A, 7.23% for Class C and 6.23% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to November 2017 does not reflect the Fund’s current strategy

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly. The BNP Paribas Catalyst Systematic Alpha Index (the “CSA Index”) was established on October 31, 2017. The index provider has produced historical returns for the CSA Index for periods prior to October 31, 2017 by applying the CSA Index methodology and protocols to historical market data. While believed to be reliable, performance data prior to October 31, 2017, should be considered hypothetical.

**	Inception date is July 31, 2014.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security type ^	% of Net Assets
Other/Cash & Equivalents	100.0%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/Teza Algorithmic Allocation Fund (TEZAX, TEZCX, TEZIX) (Unaudited)

Dear Shareholders,

The Catalyst/Teza Algorithmic Allocation Fund seeks to offer investors a compelling opportunity to accumulate wealth through long-term capital appreciation. The Fund’s objective is to blend the best of asset allocation through diversified risk-based portfolio optimization while guided by alpha-based short-term asset predictions. More than a year after the initial COVID-19 outbreak, we are reminded of the importance of managing risk, particularly around asset price volatility, while still holding the opportunity to participate in long-term asset growth and opportunistic market environments. With market and political uncertainty all around us, we believe the Fund provides investors a unique opportunity to manage the market’s volatility alongside an opportunity for long-term wealth accumulation.

After the initial shock brought on by COVID in early 2020, this past year we saw markets and asset prices rise, particularly in equities indexes and commodities. Seemingly unending monetary and fiscal support by governments around the world, led by the United States, eased investors’ fears leading to a risk-on environment. This governmental support, along with re-opening of economies, gave the economy its first taste of real anticipated inflation in decades. As inflationary metrics started to rise, we saw interest rates follow suit and rise starting at the end of 2020 and carrying through the first quarter of 2021, to then see the abundant cash supply push rates back down in the second quarter.

Another observation from this extraordinary period of excess liquidity and governmental support is the short-term correlation between equities and interest rates. This correlation steadily increased throughout the year and was primarily positive in the second half of the fiscal year. For the past two decades, the short-term correlation between equities and interest rates has been primarily negative. While the Fund’s model is built to harvest long-term asset appreciation, it also seeks to manage risk through active analysis of short-term asset correlations. Periods of positive correlation may lead to lower risk allocation, and accordingly, lower returns. This divergence from recent norms highlights the benefit of both portfolio diversification and alphas that act quickly to address changes in asset correlation and volatility.

Investment Strategy

The Fund invests primarily in futures contracts providing exposure to major asset classes, including equity indexes, government bond interest rates, volatility, foreign currencies, and/or commodities, such as energy, precious metals, base metals, agriculturals, and grains. The Fund holds both long and short positions, applying a quantitative and systematic trading strategy based on algorithmic machine learning technology to manage the Fund with a target volatility of 9-12%.

The strategy adjusts the Fund’s positions and risk exposure, generally on a daily basis, in response to certain market conditions, such as strong positive or negative correlation between stocks and bonds or changes in that correlation. The strategy dynamically scales the overall risk exposure of the portfolio based upon the quantitative analysis of contemporaneous asset class correlations derived from pricing data. The Fund’s strategy is intended to be an improvement upon static risk models, which adjust exposures less frequently with a longer look-back period and, as a result, may deliver less consistent levels of risk exposure.

Our quantitative model and alpha-driven predictors focus on near-term market conditions. In particular, the model generally holds long positions in equity index and government bond interest rate futures to achieve its long-term target risk exposure. However, based on proprietary risk-scaling tools and in response to market conditions, the strategy can dynamically increase or reduce the Fund’s exposure to equity index and government bond interest rate futures. In certain market conditions, based on asset correlations and alpha-based signals, the Fund may significantly increase the effective notional exposure to these asset classes above the total AUM of the Fund. Alternatively, under certain conditions, the Fund may take zero or short exposure in these asset classes.

The Fund’s model utilizes alpha-based signals to invest in long or short positions in commodities futures contracts. Without a precedent that commodities prices will increase over the long term, the strategy seeks to take advantage of directional price movement in both increasing and decreasing market conditions.

At the portfolio level, the model seeks to optimize the inherent statistical benefit of holding a well-balanced diversified risk-based portfolio and the opportunity to adjust exposure to capture short-term market opportunities.

Fund Performance

The Fund commenced operations on December 31, 2019. The period from July 1, 2020 through June 30, 2021 was the Fund’s first full fiscal year. During the period, the Fund underperformed expectations in comparison to certain benchmarks. TEZIX underperformed the S&P 500 TR Index, MSCI World Index, and the S&P 10% Vol Risk Parity Total Return Index, returning –2.14% compared to +26.20% for the S&P 10% Vol Risk Parity Total Return Index.

		S&P 10% Vol Risk Parity Total
Fiscal Year	TEZIX	Return Index
2020-2021	-2.14%	+26.20%

The Fund experienced strong returns of +7.01 in July 2020 due to the rebound after the COVID market crash in the first half of 2020. July’s return attributions were supported by both equities futures of +3.1% and bond futures of +3.2% while commodities futures added +0.4%. It appeared the Fund was on a path of recovery alongside such benchmarks.

However, in August 2020, the looming concerns of inflation began to surface. From the soon-to-be-realized heavy monetary and fiscal policy support from governments across the globe and in particular the United States, we saw the US 10-year bond future price hit a peak on August 3rd and then continue on a 15% price decline until a low was hit in April 2021. Unfortunately, this price decline contributed significantly to the underperformance of the Fund, including a fiscal return attribution from government bond futures of -8.9%. This negative performance was partially offset by a positive return attribution from equity index futures of +4.2% and commodities of +3.4%

As discussed in previous letters, a primary factor of the Fund’s risk allocation model is the correlation between equity indices and government bonds. An interesting economic development spurred by the Federal Reserve’s (the Fed) excessively loose monetary policy was a fast-expanding U.S. economy accompanied with expectation for higher inflation. This led to the bond price declines and a change in correlation behavior between the equity indices and government bonds. With this behavioral change, we saw a higher-than-expected positive correlation. Our models will tend to de-risk during periods of positive correlation. During the fiscal year, the result of the model’s de-risking led to two outcomes. First, the Fund had a realized daily annualized volatility of 7.4% and missed its long-term target of hitting 9%-12%. Second, the Fund then allocated less to equity indices futures and therefore was unable to take advantage of last year’s strong equities price appreciation.

The Fund’s total returns for the fiscal year ended 06/30/21 as compared to the S&P 500 TR Index and the S&P 10% Vol Risk Parity were as follows:

Fiscal Year ended June
30, 2021[3]
Class I	-2.14%
Class A	-2.28%
Class C	-3.09%
S&P 500 Total Return Index[1]	40.79%
S&P 10% Vol Risk Parity [2]	26.20%
Class A with Sales Charge	-7.88%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Outlook

We are now in an economic environment that is likely to continue until there is a strong catalyst to reverse course. We have strong economic growth forecasts as the world continues to learn how to adjust to a post-COVID world, an accommodative Fed and government policy makers keen to increase fiscal stimulus to mitigate any possible near-term risk of economic contraction. In general, we expect that this environment will support rising asset prices, including equities and commodities. Meanwhile, government bond prices may continue in a tug-of-war between high inflationary pressure and the massive support from high levels of free cash that is seeking yield in any place available.

These market dynamics tend to stay strong and consistent but often become overstretched. When a clear catalyst emerges, such as systemic inflation or an inability to control a COVID variant, the economic regime may abruptly end and asset prices will quickly snap back. It is during this period of time that one’s approach needs to be diversified and prepared to adjust quickly to not feel the full impact of the reversal. This diversification and quick adjustment is what our Fund’s model seeks to accomplish.

What we have learned this past year is the need to include a greater diversity of factors and alpha signals in our model to offset periods where one significant factor would otherwise lead to underperformance. We will work diligently to improve the Fund’s quantitative model though scientific-based research. We have a focus now more than ever on improving our ability to manage market volatility risk; effectively allocate on a risk basis; and improve alpha-driven asset price movement predictions.

Over the long term, we are optimistic of continued economic growth and asset price appreciation on a global scale. Globalization will continue to develop, perhaps albeit in a different way than the past 20 years. Technology and systems will continue to drive productivity gains. Due to financial engineering and the ability to scale through access to capital, public companies are likely to be a primary beneficiary. We believe the Fund is in a position to benefit from this global growth and harvest beta returns from these equity indices.

We are confident in the Fund’s ability to execute on its objective to blend the best of asset allocation through diversified risk-based portfolio optimization combined with alpha based short-term asset predictions. We have built this approach into the framework and vision for the Fund. Thank you for sharing in this vision. In return, you can trust we will continuously seek to improve our quantitative model to best meet our mutual objective.

Sincerely,

Misha Malyshev and Reinhold Gebert

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	S&P 10% Vol Risk Parity - The S&P Risk Parity Index – 10% Target Volatility seeks to measure the performance of a multi-asset risk parity strategy that allocates risk equally among equity, fixed income, and commodities futures contracts, while targeting a volatility level of 10%.

[3]	The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7138-NLD-08162021

Catalyst/Teza Algorithmic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmarks:

		Annualized
	1 Year Return	Since Inception**
Class A	(2.28)%	(3.57)%
Class A with load	(7.88)%	(7.31)%
Class C	(3.09)%	(4.37)%
Class I	(2.14)%	(3.42)%
S&P 500 Total Return Index(a)	40.79%	23.05%
S&P 10% Vol Risk Parity Total Return Index(b)	26.20%	14.04%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated October 1, 2020 the Fund’s total annual operating expenses, including the cost of underlying funds, are 4.39% for Class A, 5.14% for Class C and 4.14% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The S&P 10% Vol Risk Parity Total Return Index measures the performance of a multi-asset risk parity strategy that allocates risk equally among equity, fixed income, and commodities futures contracts. Investors cannot invest directly in an index.

**	Inception date is December 31, 2019.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type ^	% of Net Assets
Exchange Traded Funds	53.7%
U.S. Government & Agencies	6.4%
Other/Cash & Equivalents	39.9%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Multi-Strategy Fund (ACXAX, ACXCX, ACXIX)
(unaudited)

Dear Fellow Shareholders,

Our one-year return of +16.68% for Class I for the fiscal year ended June 30,2021 was achieved through a combination of fixed income and tactical futures components within our overall strategy. At the same time, U.S. agency mortgages (as measured by the Bloomberg Barclays US Mortgage-Backed Securities Index) lost 0.42% and broad U.S. bonds (as measured by Bloomberg Barclays US Aggregate Bond Index) fell 0.33%.

Our fixed-income portfolio contributed approximately +11.18% in total return. Within this portfolio, the majority of our holdings were positive. As risk assets rallied broadly, we saw the best driver of performance from our non-agency REIT holdings. This sector enjoyed a large rebound from the decline suffered in the first quarter of 2020. Furthermore, sectors including shorter-duration corporates and convertible bonds contributed to performance. Our portfolio experienced small declines amongst U.S. agency mortgage-backed securities, which is in line with what we saw in the indices mentioned above.

As illustrated in the graph below, this is the breakdown of our fixed income and cash holdings of the Fund:

Our tactical futures strategy added approximately +5.5% to our total return. In the second half of 2020, an extremely bullish commodity trend emerged. Initially, our profits were concentrated in grains and metals. Subsequently, the regime leadership within commodities shifted to the meats and energy sectors. In response, our models shifted our long positions to those sectors. Throughout this period, our systems rode the trend to profits as we exited most of our bullish commodity positions in early- to mid-June.

In addition, we generated profits in the currency and rates sectors, and were very pleased with how our models performed in the “choppier” trading conditions of the first half of 2021. Within the interest rates sector, our models reacted and positioned accordingly for the sudden move to higher overall yields (February 2021). In the currency sector, our models prompted us to limit exposure and take profit on positions in the British pound, Mexican peso, and the Japanese yen. These same models subsequently seized on short opportunities in the Japanese yen and Swiss franc in March of 2021.

Multi-Strategy Fund Performance

The Fund’s total returns for the 2021 YTD period ended 06/30/2021, fiscal year ended 06/30/2021 and for the period since inception through 06/30/2021 were as follows:

	Calendar YTD	1 Year	5 Years	10 Years	Since Inception 3&4
Class I	6.24%	16.68%	1.49%	1.56%	3.85%
Bloomberg Barclays US Mortgage Backed Securities Index [1]	-0.77%	-0.42%	2.77%	2.64%	3.71%
ML 3 Month T-Bill Index [2]	0.02%	0.09%	1.17%	0.63%	0.70%
Class A	6.11%	16.46%	1.24%	n/a	1.01%
Class C	5.78%	15.59%	0.50%	n/a	0.23%
Bloomberg Barclays US Mortgage Backed Securities Index [1]	-0.77%	-0.42%	2.77%	n/a	12.61%
ML 3 Month T-Bill Index [2]	0.02%	0.09%	1.17%	n/a	1.03%
Class A with Sales Charge	0.00%	9.78%	0.04%	n/a	-0.01%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

Given heightened uncertainty and the potential for turbulence in global financial markets, we believe investors should seek to avoid extreme duration risk and low-quality corporate credit risk, both of which appear unattractive. We believe that the combination of higher yielding mortgage-related investments and the targeted managed futures component present in the Catalyst Multi-Strategy Fund will reward patient investors through a likely era of low returns across most traditional fixed-income investments.

We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The Bloomberg Barclays US Mortgage Backed Securities (MBS) Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage.

[2]	BofAML 3-Month T-Bill Index (ML 3 Month T-Bill Index) is used to represent the short-term U.S. Government bond market.

[3]	Class I: 10/31/2017. Class A & C: 8/13/2015. Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines, and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines, and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements, and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

[4]	The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7115-NLD-08052021

Catalyst Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	16.46%	1.24%	N/A	N/A	1.01%
Class A with load	9.78%	0.04%	N/A	N/A	(0.01)%
Class C	15.59%	0.50%	N/A	N/A	0.23%
Class I (a)	16.68%	1.49%	1.56%	3.85%	N/A
BofAML 3 Month Treasury Bill Index (b)	0.09%	1.17%	0.63%	0.70%	1.03%
C.S. Managed Futures Liquid Index (c)	19.65%	(0.23)%	2.36%	3.09%	0.80%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 5.26% for Class A, 6.01% for Class C and 5.01% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Fund acquired all of the assets and liabilities of Auctos Global Diversified Fund, LLC (the “Predecessor Fund”) in a tax-free reorganization on August 13, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on October 31, 2007. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(c)	The Credit Suisse Managed Futures Liquid Index (C.S. Managed Futures Liquid Index) seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

**	Inception date is October 31, 2007 for Class I and benchmarck.

***	Inception date is August 13, 2015 for Class A, Class C and benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Fixed Income	38.2%
Specialty Finance	17.2%
REITs	2.3%
Other/Cash & Equivalents	42.3%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

EAVOL NASDAQ-100 Volatility Overlay Fund (CLPFX | CLPAX | CLPCX)

Dear Fellow Shareholders:

The Fund’s objective is long-term capital appreciation. In October 2020, the Fund’s sub-advisor was changed when Equity Armor Investments assumed management of the Fund and began implementation of its unique strategy, which combines investment in securities that constitute the NASDAQ-100 Index (“NDX”) with a dynamic allocation to futures contracts on the Cboe Volatility Index (the “VIX Index”) as a hedge for the Fund’s exposure to the NDX.

Equity Armor utilizes EAVOL, a proprietary VIX futures methodology in CLPFX. We are very pleased with its performance in the first half of 2021. Yes, volatility has been low, but we have been able to reduce the volatility of owning the Nasdaq even further. Other VIX futures strategies have been a bigger drag than EAVOL so far this year. EAVOL has been successful in minimizing the drawdowns associated with many other hedging strategies, and it is positioned to take advantage of a return to a higher volatility environment.

The Fund’s total returns for the fiscal year ended 06/30/21 and for the period since inception through 06/30/21 as compared to the NASDAQ-100 Index were as follows (unaudited). Prior to October 1, 2020, the Fund was managed by a different sub-advisor and implemented a different investment strategy:

	Fiscal Year	5 Years	Since Inception [2]
Class I	16.91%	8.49%	5.17%
NASDAQ-100 Index (1)	44.36%	28.24%	22.28%
Class A	16.68%	8.26%	5.57%
Class C	15.78%	7.39%	4.73%
NASDAQ-100 Index (1)	44.36%	28.24%	21.86%
Class A w/ Sales Charge	9.95%	6.99%	4.74%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The Fund’s strategy seeks to provide market returns with lower volatility through long NASDAQ-100 exposure, while concurrently maintaining a long volatility hedge. The goals of the strategy are to realize target returns comparable to the NASDAQ-100 over the long run; and reduce the downside risk of the portfolio by actively managing the volatility hedge. The Fund’s volatility hedge is achieved by investing a portion of its assets in VIX futures utilizing the same methodology as the Equity Armor Investments VOL 365 Trading Strategy, which is based on a proprietary VIX futures trading strategy that seeks to correlate to VIX futures returns. Further information on the methodology may be found at www.equityarmorinvestments.com.

Summary

In the current market environment where assets prices are being driven largely by the excess liquidity provided by the Federal Reserve (the “Fed”), we believe that any hint of sustained inflation, or a slowdown in the liquidity provided by the Fed, will have very short-term negative outcomes for equity markets. We believe that investors should stay invested in the markets at all times, but that they need to have a certain percentage of their equity holdings in actively hedged, risk-adjusted products like our Fund to minimize the market downturns that are bound to occur.

We thank you for your support and for being an investor in our Fund.

Sincerely yours,

Luke Rahbari
Brian Stutland
Joe Tigay

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The Nasdaq-100® is one of the world’s preeminent large-cap growth indexes. It includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

2.	Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7164-NLD-08252021

EAVOL Nasdaq-100 Volatility Overlay Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	16.68%	8.26%	5.57%
Class A with load	9.95%	6.99%	4.74%
Class C	15.78%	7.39%	4.73%
Class I	16.91%	8.49%	5.17%
Nasdaq 100 Index(a)	44.36%	28.24%	21.86%
S&P 500 Total Return Index(b)	40.79%	17.65%	14.15%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated October 1, 2020, the Fund’s total gross annual operating expenses are 2.69% for Class A, 3.44% for Class C and 2.44% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

Performance information for the period prior to October 2020 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	The Nasdaq 100 Index is a large-capitalization growth index comprised of the 100 largest domestic and international (including emerging markets) non-financial companies listed on the Nasdaq Stock Market based on

(b)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

The returns are based upon unadjusted net asset values and may differ from the returns shown in the financial statements, which include adjustments in accordance with accounting principles generally accepted in the United States.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange Traded Fund	23.5%
Software	9.5%
Semiconductors	8.7%
Internet Media & Services	8.6%
Technology Hardware	7.3%
E-Commerce Discretionary	5.8%
Technology Services	2.6%
Biotech & Pharma	2.4%
Automotive	2.3%
Cable & Satellite	1.8%
Other/Cash & Equivalents	27.5%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)

(Unaudited)

Dear Fellow Shareholders,

The Fund was profitable for the Fiscal Year 2020-2021 (the “FY”) primarily due to profits from long equity ETF positions and long equity futures trades, although trading of energy, metal, and grain futures produced gains too. On the other hand, trading of interest rate futures, currency forwards, and soft commodity futures posted partially offsetting losses.

	Fiscal Year (06/30/20-06/30/21)	Since Inception (3) (4)
Class I	36.78%	10.99%
S&P 500 Total Return Index (1)	40.79%	9.47%
BofAML 3 Month T-Bill Index (2)	0.09%	2.10%
Class A	36.44%	10.32%
Class C	35.42%	9.48%
S&P 500 Total Return Index (1)	40.79%	16.57%
BofAML 3 Month T-Bill Index (2)	0.09%	1.09%
Class A with Sales Charge	28.58%	9.13%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The global reopening and reflation trade gathered momentum throughout most of the FY in response to strong, coordinated, and unprecedented monetary and fiscal policy measures implemented by countries across the globe. For example, in the U.S., in March 2020, the Federal Reserve (the “Fed”) cut interest rates by 1.5% to near zero and at its September 2020 meeting, the Fed shifted to an average inflation targeting regime that set a higher bar before rates would be raised. The Fed also expanded the magnitude, scope, and persistence of its quantitative easing, swap lines, and other asset purchase and lending facilities well beyond that seen during the Global Financial Crisis, and finally, the Fed eased regulations to improve market liquidity. U.S. fiscal stimulus was implemented via five Congressional actions between March 2020 and March 2021 that totaled over 25% of GDP. A steady stream of similarly aggressive policy actions was announced by monetary and fiscal authorities worldwide. The impact of these policies was accelerated due to the unexpectedly rapid development, approval, and deployment of Covid-19 vaccinations globally, which commenced in November and December of 2020.

This overall positive attitude was muted periodically by: Covid-19 concerns involving new variants, hotspots, lockdowns, vaccine hesitancy, and the slow pace of vaccine distribution in certain regions; geopolitical uncertainties involving China, the U.S., Iran, Israel, Hamas, Russia, and Belarus; and market dislocations such as chip shortages, supply chain disruptions, the Colonial pipeline cyberattack, and sharp declines in Bitcoin and SPAC prices. These factors triggered vacillating fears of inflation or growth slowdowns and increased market turbulence during the FY.

In this environment, long positions in equity ETFs and equity futures produced widespread gains, with positions in U.S.-focused instruments accounting for nearly two-thirds of all profits.

During the first five months of the FY, crude oil prices were buffeted by conflicting forces and Brent crude traded volatilely in a range of $38-$46 per barrel. Supply reductions from OPEC+ via agreement and from non-OPEC+ producers in response to plunging market prices as well as signs of economic reopening put a floor under the market, while the huge demand destruction from the Covid-19 pandemic restrained any upward impulse. Subsequently, however, the rapid development, approval, and expansion of Covid-19 vaccinations globally combined with the massive monetary and fiscal measures implemented across the globe triggered a sustained increase in energy demand that rapidly drained inventories and pushed Brent crude oil to its highest price level since October 2018, sparking speculation that the price might eventually return to $100 a barrel. Prices also drew support from the fact that the OPEC+ alliance revived production at a restrained pace so as not to completely blunt the market upswing and because non-OPEC shale producers have exerted strong control on additional production and investment while focusing on returns to investors. Furthermore, the prospect of an imminent surge of Iranian oil diminished as talks to revive a nuclear deal stalled. Long positions in Brent crude oil, WTI crude oil, and RBOB gasoline were profitable, especially during the second half of the FY. Elsewhere, natural gas prices, after plummeting to 10-year lows in the wake of the pandemic and a stubborn supply overhang, advanced in a jagged saw-toothed pattern in response to periodic reopening and weather-related surges in demand in the U.S., Europe, and China coupled with storm-related supply disruptions in Texas in August and September. Hence, short natural gas trades posted partially offsetting losses.

The improving economic outlook and Covid-19 prognosis supported metal prices despite some volatility late in the year prompted by Chinese efforts to rein in “excessive” speculation and worries about possible changes in monetary policy. Long copper positions were profitable, particularly as prices temporarily reached 25-year highs in May.

Trading of grains was mixed, though fractionally profitable for the FY. Chinese demand drove grain prices higher during much of the year and long soybean and soybean oil positions posted profits that outpaced the losses from short wheat trades.

Interest rates were buffeted by conflicting forces and were volatile during the FY. On the one hand, persistently accommodative monetary policy globally, quiescent inflation throughout the developed world (prior to April), and safe haven demand for government securities weighed down interest rates. On the other hand, concern about the ability of governments to fund burgeoning fiscal deficits and debt, worries about the potential for future increases in inflation (underscored by the announcement of the Fed’s new average inflation targeting policy), and hope for a strong global economic rebound as vaccinations become widespread raised concerns about increasing inflation, rising long-term interest rates, and steepening yield curves. Overall, trading of U.S., German, French, British, Canadian, Australian, and Japanese interest rate futures registered losses.

The U.S. dollar fell about 10% in volatile trading during the first half of the FY. During that time, market participants saw the pillars of dollar strength eroded. The interest rate differential that had favored the dollar collapsed as the Fed cut policy rates to near zero. The numerous other Fed programs, especially expanded swap lines, significantly reduced any feared dollar shortage. The discussion and ultimate passage of a joint European fiscal program led to euro strength versus the dollar. Relatively strong growth in China and throughout Asia led to gains for the renminbi and Asian currencies more generally. Uncertainty around the U.S. Presidential and Congressional elections also dampened enthusiasm for the greenback. The Brexit agreement was a fillip for the pound. Even the November vaccine approvals and December start of vaccine distribution failed to stem the dollar decline. Then in 2021, the U.S. currency was volatile without sustained direction. The U.S. dollar initially rebounded in response to U.S. exceptionalism relative to the rest of the world in vaccine distribution, fiscal policy support, economic reopening, and rising interest rates. Subsequently, as those distinctions eroded, the dollar declined for much of the second quarter— that is, until the U.S. currency again rebounded sharply in June, particularly after Fed officials suggested that they were starting to think about QE tapering and interest rate increases. Currency trading was mixed and unprofitable for the FY. Trading the U.S. dollar versus the currencies of Australia, New Zealand, Canada, Russia, Poland, Sweden, Brazil, and Mexico was unprofitable. A long euro/short Swedish krona position was also unprofitable. On the other hand, short dollar trades against the euro, yen, pound sterling, Norwegian krone, South Africa rand, Indian rupee, and Israeli shekel posted partially offsetting profits, especially early in the FY.

A short coffee position was unprofitable when coffee prices increased as the 2020 drought reduced recent supplies from Brazil, Columbia, and Nicaragua, and because logistics and customs issues further constrained Brazilian exports.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	BofAML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(3)	The performance of A&C shares is since 12/28/15 and that of the I is since 1/1/97, which includes the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

(4)	The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

7112-NLD-08052021

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for each of the periods ended June 30, 2021, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***	Since Inception****
Class A	36.44%	8.54%	N/A	N/A	10.32%	N/A
Class A with load	28.58%	7.26%	N/A	N/A	9.13%	N/A
Class C	35.42%	7.73%	N/A	N/A	9.48%	N/A
Class C-1	N/A	N/A	N/A	N/A	NA	33.93%
Class I (a)	36.78%	8.81%	8.46%	10.99%	N/A	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (b)	0.09%	1.17%	0.63%	2.10%	1.09%	0.05%
Credit Suisse Managed Futures Hedge Fund Index (c)	11.41%	0.76%	1.54%	4.41%	1.06%	12.67%
S&P 500 Total Return Index (d)	40.79%	17.65%	14.84%	9.47%	16.57%	32.78%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2020, the Fund’s total gross annual operating expenses are 2.27% for Class A, 3.02% for Class C, 3.02% for Class C-1 and 2.02% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on January 1, 1997. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund’s website at www.CatalystMF.com.

(b)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(c)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(d)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is January 1, 1997 for I shares and Benchmarks.

***	Inception date is December 28, 2015 for Class A shares, Class C shares and Benchmarks.

****	Inception date is October 30, 2020 for Class C-1 shares and Benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Exchange Traded Funds	47.0%
U.S. Treasury Notes	28.3%
Other/Cash & Equivalents	24.7%
100.0%

^  Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2021

Catalyst Buffered Shield Fund (SHIEX, SHINX, SHIIX)
(unaudited)

Dear Fellow Shareholders,

In early 2019, we further enhanced the Catalyst Buffered Shield Fund’s strategy by adding an optimizing component in order to seek a more consistent downside hedge experience while allowing for further participation on the upside. The updated strategy can be defined simply in three steps: (1) Hedge (2) Participate (3) Optimize. The strategy seeks to provide a hedge by always owning downside puts on the S&P 500 Index1. The strategy seeks to participate by always being long S&P 500 call spreads. The strategy seeks to optimize by stepping up its hedges and participation levels as the market increases. As mentioned, we believe optimization will allow us to capture more upside with increased consistency of our downside hedges.

Performance for 2019 and 2020 perfectly illustrates how the strategy is meant to work:

In 2019, SHIIX, the I share of the Fund, returned 20.23%, capturing 64% of the total return of the S&P 500 (31.49%) at 66.5% of the volatility (8.3% vs 12.5% annualized volatility). This is consistent with how we seek to perform in strong bull market environments.

Meanwhile, at the bottom of the market in Q1 2020, when the S&P 500 had dropped 30.3% year to date (YTD), SHIIX had dropped only 13.1%. Further, while the S&P 500 experienced 51.3% volatility for the period, the volatility of SHIIX was 13.1% such that SHIIX outperformed the S&P 500 by 17.2% with only a quarter of the volatility. This performance was realized despite a historical freeze of credit markets that negatively affected the collateral used for our option strategy, which consists of U.S. Treasury and short-term investment grade securities.

After unparalleled fiscal support was provided by the U.S. government as well as other governments around the world, the markets rebounded sharply, eventually making new highs on the back of historically easy money and optimism of a quick recovery of the global economy. Here we are at the mid-point of 2021 with markets at all time highs. After a dramatic spike in volatility as defined by the CBOE Volatility Index (“VIX”) due to Covid, VIX levels are finally returning to the longer-term average of around 15.

What will happen next? Are inflation concerns transitory or structural? Will the increased move to authoritarian control dampen capitalist agendas (note Jack Ma in China)? Or will something off the radar, like Covid, totally unwind the market? The point is, no one knows what will occur next – a rally of another 10% - 20% by year-end or a drop of 30% is all feasible.

Our objective is to continue to participate in market moves up while being comforted with the fact that a hedge is always in place below, and that the hedge is being moved up as the market increases. Given mounting global risks despite being close to record highs, it may be prudent to further analyze a product that can provide comfort whether the market moves up or down. We believe our strategy does just that.

Investment Strategy

The Fund seeks to achieve its investment objective by investing in a series of put and call options on exchange traded funds (ETFs) that track the S&P 500 Index and in fixed income securities. Each series consists of (1) a downside put spread, which serves to limit downside risk, providing a tail hedge, and (2) an upside call spread, which assists in financing the risk mitigation and provides upside participation with a cap on the upside. The investment strategy is implemented through a rolling laddered portfolio. The portfolio is then regularly optimized based on market activity to maintain a consistent tail-risk hedge and upside participation.

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/21 and for the period since inception through 06/30/21 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	Since Inception [2]
Class A*	18.71%	7.12%
Class C (09/05/2017)	17.75%	8.19%
Class I*	18.97%	7.39%
S&P 500 Total Return Index [2]	40.79%	14.49%
Class A with Sales Charge	11.87%	6.11%

*	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETFs that seek to provide a proxy for short-term investment grade bonds and short-term Treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500, as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though, with some assistance over the period by the bond component of the strategy as interest rates declined.

Sincerely,

Joseph Halpern
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indexes do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Buffered Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

[2]	Since inception returns assume inception date of 04/14/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares© 2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

7093-NLD-0803202

Catalyst Buffered Shield Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2021

The Fund’s performance figures* for the periods ended June 30, 2021, compared to its benchmark

			Annualized Since
	1 Year Return	5 Year Return	Inception**
Class A	18.71%	9.36%	7.12%
Class A with Load	11.87%	8.07%	6.11%
Class C	17.75%	N/A	8.19%
Class I	18.97%	9.63%	7.39%
S&P 500 Total Return Index (a)	40.79%	17.65%	14.49%
HFRX Equity Hedge Index (b)	20.40%	5.32%	2.56%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2020 as supplemented December 21, 2020, the Fund’s total gross annual operating expenses are 2.04% for Class A, 2.79% for Class C and 1.79% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I and the Benchmark, and September 5, 2017 for Class C. Total returns prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The HFRX Equity Hedge Index (“HFRX Equity”), tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type ^	% of Net Assets
Exchange Traded Funds	79.6%
Banking	4.2%
Machinery	1.2%
Insurance	0.8%
Biotech & Pharma	0.7%
Institutional Financial Services	0.6%
E-Commerce Discretionary	0.5%
Beverages	0.5%
Advertising & Marketing	0.5%
Technology Services	0.5%
Other/Cash & Equivalents	10.9%
100.0%

^   Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 17.4%
	AUTOMOTIVE - 0.7%
6,071	Sumitomo Electric Industries Ltd.	$89,651

	CHEMICALS - 1.1%
459	Air Liquide S.A.	80,376
190	Linde PLC	54,929
		135,305
	ELECTRIC UTILITIES - 1.0%
2,494	Brookfield Renewable Partners, L.P.	96,194
1,742	Fusion Fuel Green PLC(a)	25,120
		121,314
	ELECTRICAL EQUIPMENT - 2.8%
832	Bloom Energy Corporation, Class A(a)	22,356
3,760	Furukawa Electric Company Ltd.	93,737
813	Nexans S.A.	74,094
1,432	NKT A/S(a)	65,725
2,708	Prysmian SpA	97,081
		352,993
	INSTITUTIONAL FINANCIAL SERVICES - 5.7%
1,409	Cboe Global Markets, Inc.	167,741
763	CME Group, Inc.	162,275
2,852	Hong Kong Exchanges & Clearing Ltd.	169,963
1,857	Intercontinental Exchange, Inc.	220,426
		720,405
	RENEWABLE ENERGY - 1.4%
1,349	Ballard Power Systems, Inc.(a)	24,444
3,073	Cell Impact A.B.(a)	20,248
1,656	Ceres Power Holdings PLC(a)	24,181
1,893	FuelCell Energy, Inc.(a)	16,848
3,876	ITM Power PLC(a)	24,384
746	McPhy Energy S.A.(a)	18,897
12,254	NEL ASA(a)	28,594
718	Plug Power, Inc.(a)	24,548
		182,144

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 17.4% (Continued)
	SPECIALTY REIT - 2.2%
9,475	Farmland Partners, Inc.	$114,174
6,783	Gladstone Land Corporation	163,198
		277,372

	TIMBER REIT - 2.5%
6,431	CatchMark Timber Trust, Inc., Class A	75,243
1,455	PotlatchDeltic Corporation	77,333
2,589	Rayonier, Inc.	93,023
2,073	Weyerhaeuser Company	71,353
		316,952

	TOTAL COMMON STOCKS (Cost $2,213,735)	2,196,136

	EXCHANGE-TRADED FUNDS — 29.2%
	EQUITY - 19.4%
6,685	First Trust Global Wind Energy ETF	143,794
1,473	First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund	136,370
4,595	Global X US Infrastructure Development ETF	118,321
1,220	Invesco Solar ETF	108,983
1,946	Invesco Water Resources ETF	104,150
5,232	iShares Emerging Markets Infrastructure ETF	127,931
5,388	iShares Global Clean Energy ETF	126,403
3,000	iShares Global Infrastructure ETF	136,140
1,278	iShares Global Timber & Forestry ETF	110,943
10,313	Utilities Select Sector SPDR Fund	652,091
3,135	VanEck Vectors Agribusiness ETF	285,536
662	VanEck Vectors Environmental Services ETF	93,698
1,769	VanEck Vectors Natural Resource ETF	81,666
799	VanEck Vectors Rare Earth/Strategic Metals ETF	67,883
1,007	VanEck Vectors Steel ETF	62,394
2,041	VanEck Vectors Uranium+Nuclear Energy ETF	107,023
		2,463,326

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 29.2% (Continued)
	FIXED INCOME - 9.8%
9,668	iShares TIPS Bond ETF	$1,237,601

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,734,461)	3,700,927

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 13.4%
	U.S. TREASURY BILLS — 13.4%
1,700,000	United States Treasury Bill(b)	0.04%	09/16/21	1,699,864

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,699,909)			1,699,864

Shares
	SHORT-TERM INVESTMENTS — 24.4%
	MONEY MARKET FUNDS - 24.4%
3,098,248	First American Government Obligations Fund, Class U, 0.03% (Cost $3,098,248)(c)			3,098,248

	TOTAL INVESTMENTS - 84.4% (Cost $10,746,353)			$10,695,175
	OTHER ASSETS IN EXCESS OF LIABILITIES- 15.6%			1,977,777
	NET ASSETS - 100.0%			$12,672,952

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts(e)	Expiration	Notional Amount(d)	(Depreciation)
18	CBOT Corn Future	12/14/2021	$529,650	$20,087
5	CBOT Soybean Future	11/12/2021	349,750	24,825
2	CBOT Soybean Meal Future	12/14/2021	76,340	1,040
5	CBOT Soybean Oil Future	12/14/2021	188,280	3,390
14	CBOT Wheat Future	09/14/2021	475,650	175
9	CME Lean Hogs Future	08/13/2021	371,700	(37,580)
1	CME Live Cattle Future	08/31/2021	49,090	2,840
9	COMEX Copper Future	09/28/2021	965,025	(1,224)
5	COMEX Gold 100 Troy Ounces Future	08/27/2021	885,800	(66,850)
6	COMEX Silver Future	09/28/2021	785,820	5,040
22	ICE Brent Crude Oil Future	07/30/2021	1,641,640	54,741
10	ICE Gas Oil Future	08/12/2021	598,250	(5,000)
4	KCBT Hard Red Winter Wheat Future	09/14/2021	131,800	4,550
7	LME Lead Future	09/13/2021	397,425	5,952

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN DYNAMIC COMMODITY STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts(e)	Expiration	Notional Amount(d)	(Depreciation)
3	LME Nickel Future	09/13/2021	$327,852	$(991)
14	LME Primary Aluminum Future	09/13/2021	883,575	27,357
6	LME Zinc Future	09/13/2021	446,550	(10,008)
3	NYBOT CSC C Coffee Future	09/20/2021	179,719	956
4	NYBOT CSC Cocoa Future	09/15/2021	95,560	(790)
9	NYBOT CSC Number 11 World Sugar Future	09/30/2021	180,331	1,411
5	NYBOT CTN Number 2 Cotton Future	12/08/2021	212,250	(5,305)
32	NYMEX Henry Hub Natural Gas Futures	09/28/2021	1,158,080	104,370
22	NYMEX Light Sweet Crude Oil Future	07/20/2021	1,616,340	98,560
7	NYMEX NY Harbor ULSD Futures	07/30/2021	625,720	(1,294)
11	NYMEX Platinum Future	10/27/2021	590,095	(19,525)
8	NYMEX Reformulated Gasoline Blendstock for Oxygen	07/30/2021	753,245	17,388
	TOTAL FUTURES CONTRACTS			$224,115

A/S	- Anonim Sirketi

ETF	- Exchange-Traded Fund

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S.A.	- Societe Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Zero coupon bond.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(e)	All or a portion of this investment is a holding of the CHCSF Fund Limited.

The accompanying notes are an integral part of these financial statements.

CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	PRIVATE INVESTMENT FUND — 6.8%
	HEDGE FUND - 6.8%
	PRIME MERIDAN INCOME QP FUND, LP(a),(b),(c)	$6,675,064

	TOTAL PRIVATE INVESTMENT FUND (Cost $5,305,548)	6,675,064

	SHORT-TERM INVESTMENTS — 5.4%
	MONEY MARKET FUNDS - 5.4%
5,378,117	First American Government Obligations Fund, Class U, 0.03% (Cost $5,378,117)(d)	5,378,117

Contracts(e)
		Counterparty	Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
144	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	$4,185	$154,389,600	$23,400
180	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	4,185	192,987,000	29,250
72	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	4,260	77,194,800	74,700
90	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	4,260	96,493,500	93,375
	TOTAL PUT OPTIONS PURCHASED (Cost - $360,450)					220,725

	TOTAL INVESTMENTS - 12.4% (Cost $11,044,115)					$12,273,906
	CALL OPTIONS WRITTEN - 0.0% (Proceeds - $24,300)					(4,050)
	PUT OPTIONS WRITTEN - (0.2)% (Proceeds - $469,800)					(182,250)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 87.8%					86,819,160
	NET ASSETS - 100.0%					$98,906,766

Contracts(e)
		Counterparty	Expiration Date	Exercise Price	Notional Value
	WRITTEN FUTURE OPTIONS - (0.2)%
	CALL OPTIONS WRITTEN- 0.0%
72	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	$4,390	$77,194,800	$900
90	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	4,390	96,493,500	1,125
72	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	4,395	77,194,800	900
90	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	4,395	96,493,500	1,125
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $24,300)					4,050

	PUT OPTIONS WRITTEN - (0.2)%
432	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	$4,070	$463,168,800	$27,000

See accompanying notes which are an integral part of these financial statements.

CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (0.2)%
	PUT OPTIONS WRITTEN - (0.2)% (Continued)
540	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	$4,070	$578,961,000	$33,750
216	S&P 500 Index Future, Maturing September 2021	ADM	07/02/2021	4,210	231,584,400	54,000
270	S&P 500 Index Future, Maturing September 2021	EDF	07/02/2021	4,210	289,480,500	67,500
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $469,800)					182,250

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $494,100)					$186,300

LP	Limited Partnership

ADM	ADM Investor Services, Inc.

EDF	ED&F Man Capital Markets, Inc.

(a)	Non-income producing security.

(b)	Affiliated issuer.

(c)	The security is illiquid; total illiquid securities represent 6.8% of net assets.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(e)	Each contract is equivalent to one futures contract.

See accompanying notes which are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 78.5%
	MONEY MARKET FUNDS - 78.5%
2,240,949	First American Government Obligations Fund, Class U, 0.03% (Cost $2,240,949)(a),(b),(C)	$2,240,949

	TOTAL INVESTMENTS - 78.5% (Cost $2,240,949)	$2,240,949
	OTHER ASSETS IN EXCESS OF LIABILITIES- 21.5%	612,295
	NET ASSETS - 100.0%	$2,853,244

(a)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(b)	All or a portion of this security is segregated as collateral for the swap contract.

(c)	All or a portion of this investment is a holding of the CSACS Fund Limited.

See accompanying notes which are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

TOTAL RETURN SWAP - 11.7%

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavioral biases present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

		Notional			Pay/Receive Fixed	Upfront	Unrealized
Shares	Reference Entity	Amount	Counterparty	Maturity	Rate	Payments	Appreciation
2,170	BNP Paribas Catalyst Systematic Index +	4,575,821	BNP Paribas	2/16/2022	0.5000%	—	$334,469

+	This instrument is held by CSACS Fund Ltd.

See accompanying notes which are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^

						Unrealized
						Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity		(Depreciation)	Weighted %
	OPEN LONG FUTURES CONTRACTS
49	10 Year Future	BNP Paribas	$6,442,406	9/30/2021		$27,466	16.02%
1	CMX Silver Future	BNP Paribas	103,034	9/30/2021		(6,800)	0.26%
2	Emerging Future	BNP Paribas	105,107	9/30/2021		917	0.26%
13	Eurostoxx 50 Future	BNP Paribas	602,651	12/31/2021		5,020	1.50%
6	ICE Brent Crude Future	BNP Paribas	471,594	11/30/2021		39,760	1.17%
4	ICE Brent Crude Future	BNP Paribas	271,765	12/31/2021		22,221	0.68%
2	ICE Gas Oil Future	BNP Paribas	104,548	12/31/2022		5,541	0.26%
1	JGB Future	BNP Paribas	1,587,741	9/30/2021		3,146	3.95%
20	LME Aluminium HG Future	BNP Paribas	1,240,816	1/31/2022		6,335	3.09%
2	LME Aluminium HG Future	BNP Paribas	151,624	12/31/2022		(915)	0.38%
1	LME Copper Future	BNP Paribas	190,788	12/31/2022		(16,020)	0.47%
1	LME Nickel Future	BNP Paribas	82,677	12/31/2021		325	0.21%
11	LME Nickel Future	BNP Paribas	1,203,722	1/31/2022		4,258	2.99%
1	LME Zinc Future	BNP Paribas	98,993	12/31/2021		(3,172)	0.25%
28	LME Zinc Future	BNP Paribas	2,057,695	1/31/2022		(67,888)	5.12%
5	Nikkei Future	BNP Paribas	627,217	9/30/2021		(7,120)	1.56%
109	NYMEX Gasoline RBOB Future	BNP Paribas	96,298	10/31/2021		5,586	0.24%
823	NYMEX Heating Oil Future	BNP Paribas	734,833	1/31/2022		31,467	1.83%
98	NYMEX Heating Oil Future	BNP Paribas	85,193	6/30/2022		3,181	0.21%
10	NYMEX Natural Gas Future	BNP Paribas	310,698	4/30/2022		41,332	0.77%
5	NYMEX WTI Crude Future	BNP Paribas	336,061	12/31/2021		32,707	0.84%
6	S&P 500 Future	BNP Paribas	1,213,595	12/31/2021		27,847	3.02%
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS					155,194

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(13)	CBOE VIX Future Future	BNP Paribas	(233,521)	7/31/2021		33,012	0.58%
(5)	CMX Gold Future	BNP Paribas	(918,743)	8/31/2021		64,471	2.28%
(9)	E10 Future	BNP Paribas	(1,863,574)	9/30/2021		(13,813)	4.63%
(3)	HSCEI Future	BNP Paribas	(202,166)	7/31/2021		—	0.50%
(8)	ICE Brent Crude Future	BNP Paribas	(592,550)	9/30/2021		(54,451)	1.47%
(1)	ICE Gas Oil Future	BNP Paribas	(47,852)	9/30/2021		(2,542)	0.12%
(20)	LME Aluminium HG Future	BNP Paribas	(1,244,744)	11/30/2021		(11,978)	3.10%
(11)	LME Nickel Future	BNP Paribas	(1,203,655)	11/30/2021		(5,257)	2.99%
(28)	LME Zinc Future	BNP Paribas	(2,061,460)	11/30/2021		62,763	5.13%
(821)	NYMEX Heating Oil Future	BNP Paribas	(734,899)	11/30/2021		(31,891)	1.83%
(2)	NYMEX Natural Gas Future	BNP Paribas	(54,658)	9/30/2021		(11,325)	0.14%
(2)	NYMEX WTI Crude Future	BNP Paribas	(149,259)	9/30/2021		(16,314)	0.37%
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS					12,675

Contracts					Exercise Price	Value
	OPTIONS PURCHASED
	CALL OPTIONS PURCHASED
103	S&P 500 Index	BNP Paribas	440,622	7/2/2021	$4,297.35	$920	1.10%
99	S&P 500 Index	BNP Paribas	424,804	7/9/2021	4,296.83	2,180	1.06%
86	S&P 500 Index	BNP Paribas	368,886	7/16/2021	4,297.05	2,873	0.92%
86	S&P 500 Index	BNP Paribas	371,631	7/23/2021	4,296.44	3,757	0.92%
28	S&P 500 Index	BNP Paribas	122,226	7/30/2021	4,295.30	1,573	0.30%
	TOTAL CALL OPTIONS PURCHASED					11,303

	OPTIONS WRITTEN
	CALL OPTIONS WRITTEN
(19)	S&P 500 Index	BNP Paribas	(77,873)	7/2/2021	4,192.85	1,942	0.19%
(17)	S&P 500 Index	BNP Paribas	(72,433)	7/2/2021	4,202.04	1,644	0.18%
(20)	S&P 500 Index	BNP Paribas	(83,081)	7/2/2021	4,204.11	1,844	0.21%
(18)	S&P 500 Index	BNP Paribas	(75,550)	7/2/2021	4,208.12	1,604	0.19%
(19)	S&P 500 Index	BNP Paribas	(81,816)	7/2/2021	4,297.67	168	0.20%
(18)	S&P 500 Index	BNP Paribas	(76,100)	7/2/2021	4,307.09	89	0.19%
(20)	S&P 500 Index	BNP Paribas	(87,287)	7/2/2021	4,309.21	88	0.22%
(18)	S&P 500 Index	BNP Paribas	(79,375)	7/2/2021	4,313.32	58	0.20%
(20)	S&P 500 Index	BNP Paribas	(85,855)	7/2/2021	4,402.49	—	0.21%
(18)	S&P 500 Index	BNP Paribas	(79,857)	7/2/2021	4,412.14	—	0.20%
(21)	S&P 500 Index	BNP Paribas	(91,597)	7/2/2021	4,414.32	—	0.23%

See accompanying notes which are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^ (Continued)

Contracts		Counterparty	Notional Amount	Maturity	Exercise Price	Value	Weighted %
	OPTIONS WRITTEN (Continued)
	CALL OPTIONS WRITTEN (Continued)
(19)	S&P 500 Index	BNP Paribas	$(83,294)	7/2/2021	$4,418.53	$—	0.21%
(18)	S&P 500 Index	BNP Paribas	(77,944)	7/9/2021	4,219.55	1,559	0.19%
(18)	S&P 500 Index	BNP Paribas	(74,098)	7/9/2021	4,226.52	1,370	0.18%
(19)	S&P 500 Index	BNP Paribas	(78,921)	7/9/2021	4,227.26	1,446	0.20%
(19)	S&P 500 Index	BNP Paribas	(79,735)	7/9/2021	4,229.89	1,416	0.20%
(18)	S&P 500 Index	BNP Paribas	(78,214)	7/9/2021	4,239.18	1,231	0.19%
(19)	S&P 500 Index	BNP Paribas	(81,890)	7/9/2021	4,325.04	176	0.20%
(18)	S&P 500 Index	BNP Paribas	(77,850)	7/9/2021	4,332.18	126	0.19%
(19)	S&P 500 Index	BNP Paribas	(82,917)	7/9/2021	4,332.94	130	0.21%
(19)	S&P 500 Index	BNP Paribas	(83,771)	7/9/2021	4,335.64	117	0.21%
(19)	S&P 500 Index	BNP Paribas	(82,173)	7/9/2021	4,345.16	79	0.20%
(19)	S&P 500 Index	BNP Paribas	(85,933)	7/9/2021	4,430.53	5	0.21%
(18)	S&P 500 Index	BNP Paribas	(81,694)	7/9/2021	4,437.85	4	0.20%
(20)	S&P 500 Index	BNP Paribas	(87,011)	7/9/2021	4,438.62	4	0.22%
(20)	S&P 500 Index	BNP Paribas	(87,907)	7/9/2021	4,441.38	4	0.22%
(19)	S&P 500 Index	BNP Paribas	(86,231)	7/9/2021	4,451.14	3	0.21%
(19)	S&P 500 Index	BNP Paribas	(79,086)	7/16/2021	4,221.86	1,717	0.20%
(19)	S&P 500 Index	BNP Paribas	(78,941)	7/16/2021	4,223.70	1,683	0.20%
(19)	S&P 500 Index	BNP Paribas	(78,899)	7/16/2021	4,246.59	1,316	0.20%
(20)	S&P 500 Index	BNP Paribas	(86,430)	7/16/2021	4,247.44	1,428	0.21%
(18)	S&P 500 Index	BNP Paribas	(77,675)	7/16/2021	4,255.15	1,166	0.19%
(19)	S&P 500 Index	BNP Paribas	(83,089)	7/16/2021	4,327.41	335	0.21%
(19)	S&P 500 Index	BNP Paribas	(82,937)	7/16/2021	4,329.29	319	0.21%
(19)	S&P 500 Index	BNP Paribas	(82,894)	7/16/2021	4,352.75	169	0.21%
(21)	S&P 500 Index	BNP Paribas	(90,806)	7/16/2021	4,353.63	181	0.23%
(19)	S&P 500 Index	BNP Paribas	(81,607)	7/16/2021	4,361.53	130	0.20%
(20)	S&P 500 Index	BNP Paribas	(87,192)	7/16/2021	4,432.95	19	0.22%
(20)	S&P 500 Index	BNP Paribas	(87,032)	7/16/2021	4,434.89	18	0.22%
(20)	S&P 500 Index	BNP Paribas	(86,986)	7/16/2021	4,458.92	11	0.22%
(21)	S&P 500 Index	BNP Paribas	(95,289)	7/16/2021	4,459.81	12	0.24%
(19)	S&P 500 Index	BNP Paribas	(85,637)	7/16/2021	4,467.91	9	0.21%
(19)	S&P 500 Index	BNP Paribas	(80,520)	7/23/2021	4,166.45	2,878	0.20%
(16)	S&P 500 Index	BNP Paribas	(65,676)	7/23/2021	4,224.79	1,518	0.16%
(19)	S&P 500 Index	BNP Paribas	(81,960)	7/23/2021	4,241.84	1,618	0.20%
(18)	S&P 500 Index	BNP Paribas	(77,101)	7/23/2021	4,246.44	1,453	0.19%
(20)	S&P 500 Index	BNP Paribas	(86,158)	7/23/2021	4,266.49	1,300	0.21%
(20)	S&P 500 Index	BNP Paribas	(84,596)	7/23/2021	4,270.61	1,212	0.21%
(16)	S&P 500 Index	BNP Paribas	(69,001)	7/23/2021	4,330.41	405	0.17%
(20)	S&P 500 Index	BNP Paribas	(86,109)	7/23/2021	4,347.89	354	0.21%
(19)	S&P 500 Index	BNP Paribas	(81,004)	7/23/2021	4,352.60	301	0.20%
(21)	S&P 500 Index	BNP Paribas	(90,520)	7/23/2021	4,373.15	212	0.23%
(20)	S&P 500 Index	BNP Paribas	(88,773)	7/23/2021	4,374.77	201	0.22%
(16)	S&P 500 Index	BNP Paribas	(72,408)	7/23/2021	4,436.03	38	0.18%
(20)	S&P 500 Index	BNP Paribas	(90,361)	7/23/2021	4,453.93	33	0.22%
(19)	S&P 500 Index	BNP Paribas	(85,004)	7/23/2021	4,458.76	28	0.21%
(21)	S&P 500 Index	BNP Paribas	(94,990)	7/23/2021	4,479.81	22	0.24%
(21)	S&P 500 Index	BNP Paribas	(89,102)	7/30/2021	4,280.70	1,345	0.22%
(19)	S&P 500 Index	BNP Paribas	(79,686)	7/30/2021	4,290.61	1,081	0.20%
(20)	S&P 500 Index	BNP Paribas	(84,567)	7/30/2021	4,291.80	1,132	0.21%
(20)	S&P 500 Index	BNP Paribas	(85,359)	7/30/2021	4,297.50	1,023	0.21%
(21)	S&P 500 Index	BNP Paribas	(93,613)	7/30/2021	4,387.72	281	0.23%
(19)	S&P 500 Index	BNP Paribas	(83,720)	7/30/2021	4,397.88	205	0.21%
(20)	S&P 500 Index	BNP Paribas	(88,848)	7/30/2021	4,399.10	213	0.22%
(20)	S&P 500 Index	BNP Paribas	(89,680)	7/30/2021	4,404.94	180	0.22%
(22)	S&P 500 Index	BNP Paribas	(98,235)	7/30/2021	4,494.74	40	0.24%
(20)	S&P 500 Index	BNP Paribas	(87,854)	7/30/2021	4,505.14	30	0.22%
(21)	S&P 500 Index	BNP Paribas	(93,235)	7/30/2021	4,506.39	31	0.23%
(21)	S&P 500 Index	BNP Paribas	(94,108)	7/30/2021	4,512.38	21	0.23%
						40,775
	PUT OPTIONS WRITTEN
(18)	S&P 500 Index	BNP Paribas	(70,281)	7/2/2021	3,983.21	—	0.17%
(16)	S&P 500 Index	BNP Paribas	(65,371)	7/2/2021	3,991.94	—	0.16%
(19)	S&P 500 Index	BNP Paribas	(74,980)	7/2/2021	3,993.90	—	0.19%
(17)	S&P 500 Index	BNP Paribas	(68,184)	7/2/2021	3,997.71	—	0.17%
(18)	S&P 500 Index	BNP Paribas	(74,028)	7/2/2021	4,088.03	—	0.18%
(17)	S&P 500 Index	BNP Paribas	(68,857)	7/2/2021	4,096.99	—	0.17%
(19)	S&P 500 Index	BNP Paribas	(78,979)	7/2/2021	4,099.01	—	0.20%
(18)	S&P 500 Index	BNP Paribas	(71,820)	7/2/2021	4,102.92	—	0.18%
(103)	S&P 500 Index	BNP Paribas	(440,622)	7/2/2021	4,297.35	920	1.10%

See accompanying notes which are an integral part of these financial statements.

CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^ (Continued)

Contracts		Counterparty	Notional Amount	Maturity	Exercise Price	Value	Weighted %
	OPTIONS WRITTEN (Continued)
	PUT OPTIONS WRITTEN (Continued)
(18)	S&P 500 Index	BNP Paribas	$(70,344)	7/9/2021	$4,008.57	$23	0.17%
(17)	S&P 500 Index	BNP Paribas	(66,874)	7/9/2021	4,015.19	22	0.17%
(18)	S&P 500 Index	BNP Paribas	(71,227)	7/9/2021	4,015.90	24	0.18%
(18)	S&P 500 Index	BNP Paribas	(71,960)	7/9/2021	4,018.40	24	0.18%
(18)	S&P 500 Index	BNP Paribas	(70,588)	7/9/2021	4,027.22	25	0.18%
(18)	S&P 500 Index	BNP Paribas	(74,095)	7/9/2021	4,114.06	43	0.18%
(17)	S&P 500 Index	BNP Paribas	(70,440)	7/9/2021	4,120.86	42	0.18%
(18)	S&P 500 Index	BNP Paribas	(75,025)	7/9/2021	4,121.58	45	0.19%
(18)	S&P 500 Index	BNP Paribas	(75,798)	7/9/2021	4,124.14	47	0.19%
(18)	S&P 500 Index	BNP Paribas	(74,352)	7/9/2021	4,133.20	49	0.18%
(99)	S&P 500 Index	BNP Paribas	(424,804)	7/9/2021	4,296.83	2,180	1.06%
(18)	S&P 500 Index	BNP Paribas	(71,375)	7/16/2021	4,010.77	77	0.18%
(18)	S&P 500 Index	BNP Paribas	(71,244)	7/16/2021	4,012.52	77	0.18%
(18)	S&P 500 Index	BNP Paribas	(71,207)	7/16/2021	4,034.26	86	0.18%
(19)	S&P 500 Index	BNP Paribas	(78,003)	7/16/2021	4,035.07	94	0.19%
(17)	S&P 500 Index	BNP Paribas	(70,102)	7/16/2021	4,042.39	88	0.17%
(18)	S&P 500 Index	BNP Paribas	(75,181)	7/16/2021	4,116.31	144	0.19%
(18)	S&P 500 Index	BNP Paribas	(75,043)	7/16/2021	4,118.11	146	0.19%
(18)	S&P 500 Index	BNP Paribas	(75,004)	7/16/2021	4,140.43	170	0.19%
(20)	S&P 500 Index	BNP Paribas	(82,163)	7/16/2021	4,141.25	187	0.20%
(18)	S&P 500 Index	BNP Paribas	(73,840)	7/16/2021	4,148.77	177	0.18%
(86)	S&P 500 Index	BNP Paribas	(368,886)	7/16/2021	4,297.05	2,873	0.92%
(18)	S&P 500 Index	BNP Paribas	(72,669)	7/23/2021	3,958.13	125	0.18%
(15)	S&P 500 Index	BNP Paribas	(59,273)	7/23/2021	4,013.55	128	0.15%
(18)	S&P 500 Index	BNP Paribas	(73,969)	7/23/2021	4,029.75	172	0.18%
(17)	S&P 500 Index	BNP Paribas	(69,583)	7/23/2021	4,034.12	165	0.17%
(19)	S&P 500 Index	BNP Paribas	(77,758)	7/23/2021	4,053.17	204	0.19%
(19)	S&P 500 Index	BNP Paribas	(76,544)	7/23/2021	4,062.29	210	0.19%
(15)	S&P 500 Index	BNP Paribas	(62,434)	7/23/2021	4,119.17	221	0.16%
(19)	S&P 500 Index	BNP Paribas	(77,913)	7/23/2021	4,135.79	301	0.19%
(18)	S&P 500 Index	BNP Paribas	(73,294)	7/23/2021	4,140.28	290	0.18%
(20)	S&P 500 Index	BNP Paribas	(81,904)	7/23/2021	4,159.83	360	0.20%
(86)	S&P 500 Index	BNP Paribas	(371,631)	7/23/2021	4,296.44	3,757	0.92%
(20)	S&P 500 Index	BNP Paribas	(80,415)	7/30/2021	4,066.67	345	0.20%
(18)	S&P 500 Index	BNP Paribas	(71,917)	7/30/2021	4,076.08	318	0.18%
(19)	S&P 500 Index	BNP Paribas	(76,321)	7/30/2021	4,077.21	339	0.19%
(19)	S&P 500 Index	BNP Paribas	(77,036)	7/30/2021	4,082.63	334	0.19%
(20)	S&P 500 Index	BNP Paribas	(84,703)	7/30/2021	4,173.68	565	0.21%
(18)	S&P 500 Index	BNP Paribas	(75,752)	7/30/2021	4,183.34	527	0.19%
(19)	S&P 500 Index	BNP Paribas	(80,391)	7/30/2021	4,184.51	563	0.20%
(19)	S&P 500 Index	BNP Paribas	(81,144)	7/30/2021	4,190.06	558	0.20%
(28)	S&P 500 Index	BNP Paribas	(122,226)	7/30/2021	4,295.30	1,573	0.30%
	TOTAL PUT OPTIONS WRITTEN					18,618

	TOTAL OPTIONS WRITTEN					59,393

^	The make up of the underlying index and the total positions will not correlate to the unrealized for the total return swap due to timing of contracts opened and closed in the index.

See accompanying notes which are an integral part of these financial statements.

CATALYST/TEZA ALGORITHMIC ALLOCATION INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2021

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 53.7%
	FIXED INCOME - 53.7%
4,400	iShares Aaa - A Rated Corporate Bond ETF			$250,140
4,300	iShares Broad USD Investment Grade Corporate Bond ETF			260,537
5,900	iShares iBoxx $ Investment Grade Corporate Bond ETF			792,724
2,300	PIMCO Investment Grade Corporate Bond Index ETF			263,304
7,100	SPDR Portfolio Intermediate Term Corporate Bond ETF			260,570
16,200	SPDR Portfolio Short Term Corporate Bond ETF			507,060
8,200	Vanguard Intermediate-Term Corporate Bond ETF			779,574
4,700	WisdomTree Yield Enhanced US Aggregate Bond Fund			245,340
				3,359,249

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,252,506)			3,359,249

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 6.4%
	U.S. TREASURY BILLS — 6.4%
400,000	United States Treasury Bill(a)	—	09/09/21	399,968

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $399,996)			399,968

Shares
	SHORT-TERM INVESTMENTS — 2.5%
	MONEY MARKET FUNDS - 2.5%
156,098	First American Government Obligations Fund, Class U, 0.03% (Cost $156,098)(b)			156,098

	TOTAL INVESTMENTS - 62.6% (Cost $3,808,600)			$3,915,315
	OTHER ASSETS IN EXCESS OF LIABILITIES- 37.4%			2,342,087
	NET ASSETS - 100.0%			$6,257,402

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Unrealized Appreciation
1	LME Nickel Future(d)	08/16/2021	$109,248	$883
1	LME Zinc Future(d)	08/16/2021	74,331	1,806
	TOTAL FUTURES CONTRACTS			$2,689

The accompanying notes are an integral part of these financial statements.

CATALYST/TEZA ALGORITHMIC ALLOCATION INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	(Depreciation)
1	COMEX Gold 100 Troy Ounces Future(d)	08/27/2021	$177,160	$670
2	COMEX Silver Future(d)	09/28/2021	261,940	485
1	LME Lead Future(d)	08/16/2021	56,725	1,469
3	LME Primary Aluminum Future(d)	08/16/2021	189,187	(3,231)
	TOTAL FUTURES CONTRACTS			$(607)

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the CTAAIF Fund Limited.

The accompanying notes are an integral part of these financial statements.

CATALYST MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 27.7%
	FIXED INCOME - 27.7%
1,500	iShares Convertible Bond ETF	$152,955
4,570	iShares MBS ETF	494,610
1,350	iShares Trust iShares 1-5 Year Investment Grade	73,994
790	Vanguard Intermediate-Term Corporate Bond ETF	75,105
6,950	Vanguard Mortgage-Backed Securities ETF	370,922
900	Vanguard Short-Term Corporate Bond ETF	74,439
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,229,816)	1,242,025

	OPEN END FUNDS — 10.5%
	FIXED INCOME - 10.5%
13,607	AlphaCentric Income Opportunities Fund, Class I(a)	158,792
13,929	Catalyst Enhanced Income Strategy Fund, Class I(a)	156,139
7,961	Rational Special Situations Income Fund, Institutional Class(a)	157,311
	TOTAL OPEN END FUNDS (Cost $439,246)	472,242

	REITS — 19.5%
	OTHER REITS - 2.3%
960	Hannon Armstrong Sustainable Infrastructure	53,904
930	NexPoint Residential Trust, Inc.	51,131
		105,035
	SPECIALTY FINANCE - 17.2%
2,590	AGNC Investment Corporation	43,745
5,160	Annaly Capital Management, Inc.	45,821
2,620	Arbor Realty Trust, Inc.	46,688
1,500	Blackstone Mortgage Trust, Inc., Class A	47,835
7,420	Capstead Mortgage Corporation	45,559
3,340	Granite Point Mortgage Trust, Inc.	49,265
2,230	KKR Real Estate Finance Trust, Inc.	48,235
4,070	Ladder Capital Corporation	46,968

See accompanying notes which are an integral part of these financial statements.

CATALYST MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	REITS — 19.5% (Continued)
	SPECIALTY FINANCE - 17.2% (Continued)
11,000	MFA Financial, Inc.	$50,490
4,510	New Residential Investment Corporation	47,761
10,540	New York Mortgage Trust, Inc.	47,114
2,440	PennyMac Mortgage Investment Trust	51,386
4,300	Redwood Trust, Inc.	51,901
1,890	Starwood Property Trust, Inc.	49,461
3,650	TPG RE Finance Trust, Inc.	49,093
6,650	Two Harbors Investment Corporation	50,274
		771,596

	TOTAL REITS (Cost $683,299)	876,631

	SHORT-TERM INVESTMENTS — 20.6%
	MONEY MARKET FUNDS - 20.6%
925,864	First American Government Obligations Fund, Class U, 0.03% (Cost $925,864)(b),(c)	925,864

	TOTAL INVESTMENTS - 78.3% (Cost $3,278,225)	$3,516,762
	OTHER ASSETS IN EXCESS OF LIABILITIES- 21.7%	977,280
	NET ASSETS - 100.0%	$4,494,042

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(d)	(Depreciation)
6	CBOE Volatility Index Future(e)	08/18/2021	$118,492	$(6,700)
1	CME E-mini Russell 2000 Index Futures	09/17/2021	115,390	(1,385)
1	HKG Hang Seng Index Future	07/29/2021	184,333	2,236
2	ICE Brent Crude Oil Future(e)	07/30/2021	149,240	738
2	ICE Gas Oil Future(e)	07/12/2021	119,350	(1,773)
	TOTAL FUTURES CONTRACTS			$(6,884)

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	(Depreciation)
28	3 Month Euro Euribor Future	09/18/2023	$8,329,529	$1,643
25	90 Day Sterling Future	09/20/2023	4,290,266	(222)
6	CBOE Volatility Index Future(e)	07/21/2021	107,420	9,907

See accompanying notes which are an integral part of these financial statements.

CATALYST MULTI-STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(d)	(Depreciation)
46	CME 3 Month Eurodollar Future	09/18/2023	$11,385,000	$6,338
2	NYMEX Platinum Future(e)	10/27/2021	107,290	(313)
	TOTAL FUTURES CONTRACTS			$17,353

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

(a)	Affiliated issuer.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(c)	All or a portion of this security is segregated as collateral for futures contracts.

(d)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(e)	All or a portion of this investment is a holding of the CAMFMSF Fund Limited.

See accompanying notes which are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 57.3%
	AUTOMOTIVE - 2.3%
479	Tesla, Inc.(a)	$325,576

	BEVERAGES - 1.3%
863	Keurig Dr Pepper, Inc.	30,412
324	Monster Beverage Corporation(a)	29,597
846	PepsiCo, Inc.	125,352
		185,361
	BIOTECH & PHARMA - 2.4%
135	Alexion Pharmaceuticals, Inc.(a)	24,801
354	Amgen, Inc.	86,287
93	Biogen, Inc.(a)	32,203
771	Gilead Sciences, Inc.	53,091
135	Incyte Corporation(a)	11,358
245	Moderna, Inc.(a)	57,570
65	Regeneron Pharmaceuticals, Inc.(a)	36,305
111	Seagen, Inc.(a)	17,525
159	Vertex Pharmaceuticals, Inc.(a)	32,059
		351,199
	CABLE & SATELLITE - 1.8%
119	Charter Communications, Inc., Class A(a)(b)	85,853
2,803	Comcast Corporation, Class A	159,827
2,539	Sirius XM Holdings, Inc.(b)	16,605
		262,285
	COMMERCIAL SUPPORT SERVICES - 0.2%
64	Cintas Corporation	24,448

	E-COMMERCE DISCRETIONARY - 5.8%
203	Amazon.com, Inc.(a)	698,353
417	eBay, Inc.(b)	29,278
509	JD.com, Inc. - ADR(a)	40,624
31	MercadoLibre, Inc.(a)	48,291
212	Pinduoduo, Inc. - ADR(a)	26,928
		843,474

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	ELECTRIC UTILITIES - 0.5%
305	American Electric Power Company, Inc.(b)	$25,800
599	Exelon Corporation	26,542
330	Xcel Energy, Inc.	21,740
		74,082
	ENTERTAINMENT CONTENT - 0.7%
475	Activision Blizzard, Inc.(a)	45,334
176	Electronic Arts, Inc.	25,314
205	Fox Corporation, Class A	7,612
157	Fox Corporation, Class B	5,526
184	NetEase, Inc. - ADR	21,206
		104,992
	FOOD - 0.6%
750	Kraft Heinz Company (The)	30,585
866	Mondelez International, Inc., Class A	54,073
		84,658
	INDUSTRIAL SUPPORT SERVICES - 0.1%
352	Fastenal Company	18,304

	INTERNET MEDIA & SERVICES - 8.6%
121	Alphabet, Inc., Class A(a)	295,457
132	Alphabet, Inc., Class C(a)	330,834
166	Baidu, Inc. - ADR(a)	33,847
25	Booking Holdings, Inc.(a)	54,702
969	Facebook, Inc., Class A(a)	336,931
165	Match Group, Inc.(a)(b)	26,606
272	Netflix, Inc.(a)	143,673
323	Trip.com Group Ltd. - ADR(a)	11,454
69	VeriSign, Inc.(a)	15,711
		1,249,215
	LEISURE FACILITIES & SERVICES - 0.7%
199	Marriott International, Inc., Class A(a)	27,167
722	Starbucks Corporation	80,727
		107,894

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	LEISURE PRODUCTS - 0.1%
162	Peloton Interactive, Inc.(a)(b)	$20,091

	MEDICAL EQUIPMENT & DEVICES - 1.3%
49	Align Technology, Inc.(a)	29,939
59	DexCom, Inc.(a)(b)	25,193
52	IDEXX Laboratories, Inc.(a)	32,841
89	Illumina, Inc.(a)	42,116
72	Intuitive Surgical, Inc.(a)	66,213
		196,302
	RETAIL - CONSUMER STAPLES - 1.0%
272	Costco Wholesale Corporation	107,623
144	Dollar Tree, Inc.(a)	14,328
530	Walgreens Boots Alliance, Inc.	27,883
		149,834
	RETAIL - DISCRETIONARY - 0.5%
77	Lululemon Athletica, Inc.(a)	28,103
43	O’Reilly Automotive, Inc.(a)	24,347
219	Ross Stores, Inc.	27,156
		79,606
	SEMICONDUCTORS - 8.7%
743	Advanced Micro Devices, Inc.(a)	69,790
226	Analog Devices, Inc.(b)	38,908
563	Applied Materials, Inc.	80,171
48	ASML Holding N.V. - ADR	33,160
250	Broadcom, Inc.	119,210
2,491	Intel Corporation	139,845
94	KLA Corporation	30,476
88	Lam Research Corporation	57,262
412	Marvell Technology, Inc.(b)	24,032
164	Maxim Integrated Products, Inc.	17,279
165	Microchip Technology, Inc.	24,707
686	Micron Technology, Inc.(a)	58,296
380	NVIDIA Corporation	304,038
170	NXP Semiconductors N.V.(b)	34,972

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	SEMICONDUCTORS - 8.7% (Continued)
697	QUALCOMM, Inc.	$99,622
101	Skyworks Solutions, Inc.	19,367
564	Texas Instruments, Inc.	108,457
150	Xilinx, Inc.	21,696
		1,281,288
	SOFTWARE - 9.5%
294	Adobe, Inc.(a)	172,179
53	ANSYS, Inc.(a)	18,394
82	Atlassian Corp plc, Class A(a)	21,063
135	Autodesk, Inc.(a)	39,407
171	Cadence Design Systems, Inc.(a)	23,396
188	Cerner Corporation	14,694
86	Check Point Software Technologies Ltd.(a)	9,987
114	DocuSign, Inc.(a)	31,871
168	Intuit, Inc.	82,349
3,039	Microsoft Corporation	823,266
74	Okta, Inc.(a)(b)	18,106
99	Splunk, Inc.(a)	14,313
93	Synopsys, Inc.(a)	25,648
110	Workday, Inc., Class A(a)	26,261
144	Zoom Video Communications, Inc., Class A(a)	55,732
		1,376,666
	TECHNOLOGY HARDWARE - 7.3%
6,765	Apple, Inc.	926,534
2,589	Cisco Systems, Inc.	137,217
		1,063,751
	TECHNOLOGY SERVICES - 2.6%
262	Automatic Data Processing, Inc.	52,038
86	CDW Corporation/DE	15,020
325	Cognizant Technology Solutions Corporation, Class A	22,510
411	Fiserv, Inc.(a)	43,932
221	Paychex, Inc.	23,713
718	PayPal Holdings, Inc.(a)	209,283

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares		Fair Value
	COMMON STOCKS — 57.3% (Continued)
	TECHNOLOGY SERVICES - 2.6% (Continued)
100	Verisk Analytics, Inc.	$17,472
		383,968
	TELECOMMUNICATIONS - 0.8%
762	T-Mobile US, Inc.(a)	110,360

	TRANSPORTATION & LOGISTICS - 0.3%
1,404	CSX Corporation(b)	45,041

	TRANSPORTATION EQUIPMENT - 0.1%
213	PACCAR, Inc.	19,010

	WHOLESALE - DISCRETIONARY - 0.1%
145	Copart, Inc.(a)	19,115

	TOTAL COMMON STOCKS (Cost $7,130,609)	8,376,520

	EXCHANGE-TRADED FUNDS — 23.5%
	EQUITY - 23.5%
9,677	Invesco QQQ Trust Series 1(b)	3,429,819

	TOTAL EXCHANGE-TRADED FUNDS (Cost $3,002,530)	3,429,819

	SHORT-TERM INVESTMENTS — 32.4%
	COLLATERAL FOR SECURITIES LOANED - 23.2%
3,392,164	Mount Vernon Liquid Assets Portfolio, 0.10% (Cost $3,392,164)(c),(d)	3,392,164

	MONEY MARKET FUNDS - 9.2%
1,339,619	First American Government Obligations Fund, Class U, 0.03% (Cost $1,339,619)(d)	1,339,619

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,731,783)	4,731,783

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 0.2%
	CALL OPTIONS PURCHASED - 0.2%
3	CME E-Mini NASDAQ 100 Index Future	WED	07/02/2021	$14,080	$872,940	$28,365
	TOTAL CALL OPTIONS PURCHASED (Cost - $6,465)

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $6,465)					28,365

	TOTAL INVESTMENTS - 113.4% (Cost $14,871,387)					$16,566,487
	PUT OPTIONS WRITTEN - 0.0% (Proceeds - $14,205)					(276)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.4)%					(1,952,715)
	NET ASSETS - 100.0%					$14,613,496

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - 0.0%
	PUT OPTIONS WRITTEN - 0.0%
3	CME E-Mini NASDAQ 100 Index Future	WED	07/02/2021	$13,000	$872,940	$54
3	CME E-Mini NASDAQ 100 Index Future	WED	07/02/2021	14,080	872,940	222
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $14,205)					276

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $14,205)					$276

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(f)	Unrealized Depreciation
55	CBOE Volatility Index Future	09/15/2021	$1,155,771	$(39,820)
45	CBOE Volatility Index Future	10/20/2021	983,448	(6,662)
	TOTAL FUTURES CONTRACTS			$(46,482)

Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(f)	(Depreciation)
15	CBOE Volatility Index Future	08/18/2021	$296,231	$6,576
13	CBOE Volatility Index Future	07/21/2021	232,743	1,907
1	CME E-Mini NASDAQ 100 Index Future	09/17/2021	290,980	(5,740)
	TOTAL FUTURES CONTRACTS			$2,743

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

LTD - Limited Company

NV - Naamioze Vennootschap

PLC - Public Limited Company

WED - Wedbush Securities

The accompanying notes are an integral part of these financial statements.

EAVOL NASDAQ-100 VOLATILITY OVERLAY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of June 30, 2021 was $3,318,705.

(c)	Mutual Fund Series Trust’s securities lending policy and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(d)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(e)	Each contract is equivalent to one futures contract.

(f)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

The accompanying notes are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 47.0%
	EQUITY - 47.0%
195,100	iShares China Large-Cap ETF	$9,038,983
921,716	iShares Core S&P Mid-Cap ETF	247,692,740
1,331,087	iShares Core S&P Small-Cap ETF	150,386,209
326,219	iShares MSCI Australia ETF	8,475,170
30,976	iShares MSCI Austria ETF	742,495
20,921	iShares MSCI Belgium ETF	461,308
209,364	iShares MSCI Brazil ETF	8,487,617
228,295	iShares MSCI Canada ETF	8,508,555
142,851	iShares MSCI Chile ETF	4,139,822
149,442	iShares MSCI France ETF	5,656,380
180,554	iShares MSCI Germany ETF	6,247,168
311,569	iShares MSCI Hong Kong ETF	8,325,124
19,082	iShares MSCI India ETF	844,379
14,783	iShares MSCI Israel ETF	1,029,382
80,495	iShares MSCI Italy ETF	2,607,233
125,131	iShares MSCI Japan ETF	8,451,348
164,717	iShares MSCI Malaysia ETF	4,206,872
156,572	iShares MSCI Mexico ETF	7,513,890
36,069	iShares MSCI Netherlands ETF	1,747,543
41,499	iShares MSCI Peru ETF	1,205,961
245,281	iShares MSCI Singapore ETF	5,700,330
80,180	iShares MSCI South Africa ETF	3,917,595
87,690	iShares MSCI South Korea ETF	8,170,954
218,441	iShares MSCI Spain ETF	6,208,093
52,300	iShares MSCI Sweden ETF	2,426,720
131,286	iShares MSCI Switzerland ETF	6,384,438
132,963	iShares MSCI Taiwan ETF	8,502,984
51,471	iShares MSCI Thailand ETF	4,012,679
152,556	iShares MSCI Turkey ETF	3,214,355
188,966	iShares MSCI United Kingdom ETF	6,179,188
871,375	iShares Russell 1000 ETF	210,942,460
791,177	iShares Russell 2000 ETF	181,472,268
737,958	iShares Russell Mid-Cap ETF	58,475,792
269,672	Schwab U.S. REIT ETF	12,348,281

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Shares				Fair Value
	EXCHANGE-TRADED FUNDS — 47.0% (Continued)
	EQUITY - 47.0% (Continued)
289,881	VanEck Vectors Russia ETF			$8,400,751
882,234	Vanguard FTSE Emerging Markets ETF			47,914,129
260,243	Vanguard FTSE Europe ETF			17,503,944
206,393	Vanguard Large-Cap ETF			41,433,395
390,464	Vanguard Mid-Cap ETF			92,676,630
830,463	Vanguard Real Estate ETF			84,532,829
121,355	Vanguard S&P 500 ETF			47,755,620
303,999	Vanguard Small-Cap ETF			68,484,895
235,748	WisdomTree India Earnings Fund			7,982,427
	TOTAL EXCHANGE-TRADED FUNDS (Cost $905,763,602)			1,420,408,936

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 28.3%
	U.S. TREASURY NOTES — 28.3%
262,320,000	United States Treasury Note(a)	2.7500	08/15/21	263,203,520
304,350,000	United States Treasury Note(a)	2.0000	11/15/21	306,519,455
280,500,000	United States Treasury Note	2.5000	02/15/22	284,760,209
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $854,554,135)			854,483,184

	TOTAL INVESTMENTS - 75.3% (Cost $1,760,317,737)			$2,274,892,120
	OTHER ASSETS IN EXCESS OF LIABILITIES- 24.7%			744,478,818
	NET ASSETS - 100.0%			3,019,370,938

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation/
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	(Depreciation)
26	CBOE Volatility Index Future(a)	09/15/2021	$546,364	$(24,636)
1,134	CBOT $5 Mini Dow Jones Industrial Average e-CBOT	09/17/2021	195,042,329	1,493,209
5,753	CBOT 10 Year US Treasury Note	09/21/2021	762,272,500	1,785,484
1,769	CBOT 5 Year US Treasury Note	09/30/2021	218,347,670	198,366
2,999	CBOT US Long Bond Future	09/21/2021	482,089,250	2,928,250
1,676	CME 3 Month Eurodollar Future	03/14/2022	418,162,000	(42,938)
1,293	CME 3 Month Eurodollar Future	06/13/2022	322,377,225	(138,600)
81	CME 3 Month Eurodollar Future	09/19/2022	20,176,088	(13,625)
580	CME E-Mini NASDAQ 100 Index Future	09/17/2021	168,768,400	194,045

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation/
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	(Depreciation)
1,332	CME E-mini Russell 2000 Index Futures	09/17/2021	$153,699,480	$829,845
723	CME E-Mini Standard & Poor’s 500 Index Future	09/17/2021	155,032,890	811,590
137	CME E-Mini Standard & Poor’s MidCap 400 Index	09/17/2021	36,885,880	(640)
300	CME Live Cattle Future(a)	08/31/2021	14,727,000	137,730
902	CME Ultra Long Term US Treasury Bond Future	09/21/2021	173,804,576	1,782,357
590	COMEX Copper Future(a)	09/28/2021	63,262,750	(12,463)
519	COMEX Gold 100 Troy Ounces Future(a)	08/27/2021	91,946,040	1,130
143	COMEX Silver Future(a)	09/28/2021	18,728,710	87,610
5,999	Eurex 10 Year Euro BUND Future	09/08/2021	1,227,985,107	2,346,691
1,018	Eurex 2 Year Euro SCHATZ Future	09/08/2021	135,380,656	(52,700)
666	Eurex 30 Year Euro BUXL Future	09/08/2021	160,520,942	825,542
5,889	Eurex 5 Year Euro BOBL Future	09/08/2021	936,872,555	177,147
2,110	Eurex EURO STOXX 50 Future	09/17/2021	101,478,759	(514,198)
2,503	Euro-BTP Italian Bond Futures	09/08/2021	449,431,693	1,942,916
74	Euronext Amsterdam Index Future	07/16/2021	12,800,711	(15,832)
4,514	French Government Bond Futures	09/08/2021	851,365,814	2,915,791
255	FTSE 100 Index Future	09/17/2021	24,590,193	(9,850)
81	FTSE/MIB Index Future	09/17/2021	12,009,165	(63,578)
2,013	ICE Brent Crude Oil Future(a)	07/30/2021	150,210,060	5,306,130
614	ICE Brent Crude Oil Future(a)	08/31/2021	45,307,060	1,284,280
187	ICE Brent Crude Oil Future(a)	09/30/2021	13,660,350	462,470
75	ICE Brent Crude Oil Future(a)	10/29/2021	5,427,750	74,910
46	ICE Brent Crude Oil Future(a)	11/30/2021	3,301,420	69,540
25	ICE Brent Crude Oil Future(a)	12/30/2021	1,781,000	36,410
23	ICE Gas Oil Future(a)	08/12/2021	1,375,975	(11,500)
129	ICE Gas Oil Future(a)	09/10/2021	7,736,775	(61,275)
41	ICE Gas Oil Future(a)	10/12/2021	2,461,025	(19,475)
512	ICE US mini MSCI EAFE Index Futures	09/17/2021	58,984,960	(98,765)
47	LME Copper Future(a)	09/13/2021	11,017,975	156,190
31	LME Lead Future(a)	09/13/2021	1,760,025	53,991
88	LME Nickel Future(a)	09/13/2021	9,616,992	107,283
57	LME Zinc Future(a)	09/13/2021	4,242,225	94,616
4,476	Long Gilt Future	09/28/2021	792,089,816	4,882,218
158	MEFF Madrid IBEX 35 Index Future	07/16/2021	16,466,839	(163,585)
1,958	MONTREAL EXCHANGE 10 YEAR CANADIAN BOND FUTURE	09/21/2021	230,096,229	1,128,200
328	Montreal Exchange S&P/TSX 60 Index Future	09/16/2021	63,714,060	27,898
147	NYBOT CSC Cocoa Future(a)	09/15/2021	3,511,830	(30,930)
117	NYMEX Henry Hub Natural Gas Futures(a)	07/28/2021	4,270,500	(9,640)
411	NYMEX Henry Hub Natural Gas Futures(a)	08/27/2021	14,894,640	(351,940)
116	NYMEX Henry Hub Natural Gas Futures(a)	09/28/2021	4,198,040	(34,010)
135	NYMEX Henry Hub Natural Gas Futures(a)	10/27/2021	4,938,300	(97,740)
32	NYMEX Henry Hub Natural Gas Futures(a)	11/26/2021	1,197,760	(18,620)
1,317	NYMEX Light Sweet Crude Oil Future(a)	07/20/2021	96,759,990	1,107,740
541	NYMEX Light Sweet Crude Oil Future(a)	08/20/2021	39,368,570	226,220
159	NYMEX Light Sweet Crude Oil Future(a)	09/21/2021	11,409,840	377,410
78	NYMEX Light Sweet Crude Oil Future(a)	10/20/2021	5,529,420	219,640
39	NYMEX Light Sweet Crude Oil Future(a)	11/19/2021	2,735,070	(8,670)

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation/
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	(Depreciation)
25	NYMEX Light Sweet Crude Oil Future(a)	12/20/2021	$1,735,750	$41,390
361	NYMEX NY Harbor ULSD Futures(a)	07/30/2021	32,269,285	(226,825)
374	NYMEX NY Harbor ULSD Futures(a)	08/31/2021	33,469,036	(406,618)
100	NYMEX NY Harbor ULSD Futures(a)	09/30/2021	8,951,880	27,409
50	NYMEX NY Harbor ULSD Futures(a)	10/29/2021	4,473,630	(2,999)
5	NYMEX Platinum Future(a)	10/27/2021	268,225	(4,035)
568	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	07/30/2021	53,480,381	(156,810)
229	OSE Nikkei 225 Index Future	09/09/2021	59,380,305	(142,672)
307	SAFEX FTSE/JSE Top 40 Index Future	09/16/2021	12,873,628	(15,050)
2,451	SFE 10 Year Australian Bond Future	09/15/2021	259,800,266	1,464,208
38	SFE S&P ASX Share Price Index 200 Future	09/16/2021	5,151,535	10,028
849	SGX FTSE Taiwan Index Futures	07/29/2021	51,797,490	292,650
36	SGX Nikkei 225 Stock Index Future	09/09/2021	4,660,960	(29,019)
1,976	TEF SET50 Index Future	09/29/2021	11,683,370	(18,433)
203	TSE Japanese 10 Year Bond Futures	09/13/2021	277,440,040	39,944
	TOTAL FUTURES CONTRACTS			$33,150,807

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation/
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	(Depreciation)
875	BMF Ibovespa Index Future	08/18/2021	$22,190,231	$(9,730)
735	CBOE Volatility Index Future(a)	07/21/2021	13,158,926	199,349
189	CBOE Volatility Index Future(a)	08/18/2021	3,732,504	201,949
6,821	CBOT 2 Year US Treasury Note Future	09/30/2021	1,502,802,719	959,351
764	CBOT Corn Future(a)	12/14/2021	22,480,700	(2,068,475)
587	CBOT Soybean Future(a)	11/12/2021	41,060,650	(2,742,462)
827	CBOT Soybean Meal Future(a)	12/14/2021	31,566,590	(1,277,860)
69	CBOT Soybean Oil Future(a)	12/14/2021	2,598,264	(93,492)
260	CBOT Wheat Future(a)	09/14/2021	8,833,500	(351,587)
2,747	CME 3 Month Eurodollar Future	09/18/2023	679,882,501	651,113
703	CME 3 Month Eurodollar Future	06/19/2023	174,379,150	117,100
1,880	CME 3 Month Eurodollar Future	03/13/2023	467,015,500	309,575
1,397	CME 3 Month Eurodollar Future	12/19/2022	347,433,900	189,100
106	CME Lean Hogs Future(a)	08/13/2021	4,377,800	(1,040)
83	Eurex DAX Index Future	09/17/2021	38,210,429	22,213
187	Euronext CAC 40 Index Future	07/16/2021	14,425,710	281,023
783	HKG Hang Seng China Enterprises Index Future	07/29/2021	53,291,610	422,258
182	HKG Hang Seng Index Future	07/29/2021	33,548,549	175,345
982	ICE US MSCI Emerging Markets EM Index Futures	09/17/2021	67,011,680	154,555
337	KCBT Hard Red Winter Wheat Future(a)	09/14/2021	11,104,150	(722,063)
91	NYBOT CSC C Coffee Future(a)	09/20/2021	5,451,468	(127,743)
47	NYBOT CSC Number 11 World Sugar Future(a)	09/30/2021	941,730	(64,972)
21	NYBOT CTN Number 2 Cotton Future(a)	12/08/2021	891,450	11,230
32	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	08/31/2021	2,988,250	289

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

OPEN FUTURES CONTRACTS (Continued)
Number of				Unrealized Appreciation/
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	(Depreciation)
30	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	09/30/2021	$2,644,992	$2,029
7	NYMEX Reformulated Gasoline Blendstock for Oxygen(a)	10/29/2021	605,258	600
999	OML Stockholm OMXS30 Index Future	07/16/2021	26,469,765	(25,315)
237	SFE 3 Year Australian Bond Future	09/15/2021	20,726,279	11,321
950	SGX FTSE China A50 Futures Contract	07/29/2021	16,435,000	(36,193)
434	SGX Nifty 50 Index Futures	07/29/2021	13,668,396	124,547
341	TSE TOPIX (Tokyo Price Index) Future	09/09/2021	59,695,738	86,538
	TOTAL FUTURES CONTRACTS			$(3,601,447)

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

(a)	All or a portion of this investment is a holding of the CMHSF Fund Limited.

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS
					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Australian Dollar	07/01/2021	Deutsche Bank	74,920,000	$56,246,206	$(152,730)
British Pound	07/01/2021	Bank Of America Merrill Lynch	91,120,000	125,877,738	(246,920)
Euro	07/01/2021	Bank Of America Merrill Lynch	95,930,000	113,763,442	(369,429)
Israeli Shekel	07/01/2021	Bank Of America Merrill Lynch	19,660,000	6,033,445	(6,711)
Japanese Yen	07/01/2021	Bank Of America Merrill Lynch	23,051,999,997	207,694,386	(799,160)
Mexican Peso	07/01/2021	Bank Of America Merrill Lynch	411,660,000	20,675,523	(113,496)
New Zealand Dollar	07/01/2021	Deutsche Bank	59,550,000	41,610,577	(107,224)
Norwegian Krone	07/01/2021	Bank Of America Merrill Lynch	76,880,000	8,934,134	(49,838)
Polish Zloty	07/01/2021	Bank Of America Merrill Lynch	35,810,000	9,406,357	(39,699)
Singapore Dollar	07/01/2021	Bank Of America Merrill Lynch	3,230,000	2,402,916	1,079
South African Rand	07/01/2021	Bank Of America Merrill Lynch	348,150,000	24,382,389	57,988
Swedish Krona	07/01/2021	Deutsche Bank	423,680,000	49,540,759	(177,604)
Swiss Franc	07/01/2021	Bank Of America Merrill Lynch	81,970,000	88,678,530	(341,677)
Australian Dollar	07/02/2021	Deutsche Bank	118,870,000	89,241,674	93,952
British Pound	07/02/2021	Bank Of America Merrill Lynch	74,510,000	102,931,850	52,976
Canadian Dollar	07/02/2021	Deutsche Bank	51,590,000	41,661,955	17,385
Euro	07/02/2021	Bank Of America Merrill Lynch	122,940,000	145,794,615	58,402
Israeli Shekel	07/02/2021	Bank Of America Merrill Lynch	42,760,000	13,122,612	(22,015)
Japanese Yen	07/02/2021	Bank Of America Merrill Lynch	15,473,999,999	139,417,964	18,232
Mexican Peso	07/02/2021	Bank Of America Merrill Lynch	237,130,000	11,909,797	15,638

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy: (continued)
New Zealand Dollar	07/02/2021	Deutsche Bank	62,630,000	$43,762,720	$27,495
Norwegian Krone	07/02/2021	Bank Of America Merrill Lynch	214,750,000	24,955,842	(115,106)
Polish Zloty	07/02/2021	Bank Of America Merrill Lynch	28,530,000	7,494,091	(9,534)
Singapore Dollar	07/02/2021	Bank Of America Merrill Lynch	3,660,000	2,722,809	360
South African Rand	07/02/2021	Bank Of America Merrill Lynch	293,840,000	20,578,832	9,160
Swedish Krona	07/02/2021	Deutsche Bank	374,160,000	43,750,405	(203,269)
Swiss Franc	07/02/2021	Bank Of America Merrill Lynch	77,160,000	83,474,874	30,586
Australian Dollar	07/21/2021	Deutsche Bank	2,121,030,000	1,592,519,654	(29,209,271)
Brazilian Real	07/21/2021	Bank Of America Merrill Lynch	258,650,000	51,443,833	501,508
British Pound	07/21/2021	Bank Of America Merrill Lynch	983,790,000	1,359,136,521	(22,433,535)
Canadian Dollar	07/21/2021	Deutsche Bank	1,293,130,000	1,044,270,431	(11,036,941)
Chilean Peso	07/21/2021	Bank Of America Merrill Lynch	44,522,999,995	61,114,986	(227,096)
Euro	07/21/2021	Bank Of America Merrill Lynch	1,342,720,000	1,592,979,860	(27,568,965)
Israeli Shekel	07/21/2021	Bank Of America Merrill Lynch	311,380,000	95,574,634	(268,749)
Japanese Yen	07/21/2021	Bank Of America Merrill Lynch	89,994,999,993	810,970,051	(5,796,626)
Mexican Peso	07/21/2021	Bank Of America Merrill Lynch	11,336,759,991	568,037,224	3,422,658
New Zealand Dollar	07/21/2021	Deutsche Bank	1,375,870,000	961,360,237	(18,128,582)
Norwegian Krone	07/21/2021	Bank Of America Merrill Lynch	2,575,930,000	299,375,379	(5,407,742)
Polish Zloty	07/21/2021	Bank Of America Merrill Lynch	771,960,000	202,792,733	(3,072,883)
Russian Ruble	07/21/2021	Bank Of America Merrill Lynch	13,080,669,999	178,540,853	1,410,278
Singapore Dollar	07/21/2021	Bank Of America Merrill Lynch	247,510,000	184,123,149	(1,488,322)
South African Rand	07/21/2021	Bank Of America Merrill Lynch	4,330,749,997	302,563,960	(9,520,371)
South Korean Won	07/21/2021	Bank Of America Merrill Lynch	41,670,000,000	36,998,051	(149,604)
Swedish Krona	07/21/2021	Deutsche Bank	5,952,949,996	696,204,041	(13,093,072)
Swiss Franc	07/21/2021	Bank Of America Merrill Lynch	1,466,620,000	1,587,471,518	(34,466,658)
Indian Rupee	07/22/2021	Bank Of America Merrill Lynch	3,055,929,999	41,024,797	(385,610)
Norwegian Krone	08/18/2021	Bank Of America Merrill Lynch	174,270,000	20,256,542	(41,479)
South African Rand	08/18/2021	Bank Of America Merrill Lynch	631,980,000	43,993,268	59,051
				$13,256,818,164	$(179,273,170)
To Sell:
Australian Dollar	07/01/2021	Deutsche Bank	74,920,000	$56,246,212	$162,867
British Pound	07/01/2021	Bank Of America Merrill Lynch	91,120,000	125,877,741	277,888
Euro	07/01/2021	Bank Of America Merrill Lynch	95,930,000	113,763,436	429,012
Israeli Shekel	07/01/2021	Bank Of America Merrill Lynch	19,660,000	6,033,451	8,527
Japanese Yen	07/01/2021	Bank Of America Merrill Lynch	23,051,999,999	207,694,386	868,997
Mexican Peso	07/01/2021	Bank Of America Merrill Lynch	411,660,000	20,675,522	90,608
New Zealand Dollar	07/01/2021	Deutsche Bank	59,550,000	41,610,578	92,805
Norwegian Krone	07/01/2021	Bank Of America Merrill Lynch	76,880,000	8,934,133	54,104
Polish Zloty	07/01/2021	Bank Of America Merrill Lynch	35,810,000	9,406,357	20,368
Singapore Dollar	07/01/2021	Bank Of America Merrill Lynch	3,230,000	2,402,917	(1,968)

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Sell: (continued)
South African Rand	07/01/2021	Bank Of America Merrill Lynch	348,150,000	$24,382,386	$(57,325)
Swedish Krona	07/01/2021	Deutsche Bank	423,680,000	49,540,761	125,075
Swiss Franc	07/01/2021	Bank Of America Merrill Lynch	81,970,000	88,678,533	348,471
Australian Dollar	07/02/2021	Deutsche Bank	118,870,000	89,241,689	27,074
British Pound	07/02/2021	Bank Of America Merrill Lynch	74,510,000	102,931,856	107,375
Canadian Dollar	07/02/2021	Deutsche Bank	51,590,000	41,661,955	(75,257)
Euro	07/02/2021	Bank Of America Merrill Lynch	122,940,000	145,794,615	38,308
Israeli Shekel	07/02/2021	Bank Of America Merrill Lynch	42,760,000	13,122,606	(9,086)
Japanese Yen	07/02/2021	Bank Of America Merrill Lynch	15,473,999,998	139,417,963	73,014
Mexican Peso	07/02/2021	Bank Of America Merrill Lynch	237,130,000	11,909,794	26,981
New Zealand Dollar	07/02/2021	Deutsche Bank	62,630,000	43,762,733	36,869
Norwegian Krone	07/02/2021	Bank Of America Merrill Lynch	214,750,000	24,955,842	(14,070)
Polish Zloty	07/02/2021	Bank Of America Merrill Lynch	28,530,000	7,494,090	(7,144)
Singapore Dollar	07/02/2021	Bank Of America Merrill Lynch	3,660,000	2,722,809	(712)
South African Rand	07/02/2021	Bank Of America Merrill Lynch	293,840,000	20,578,832	(639)
Swedish Krona	07/02/2021	Deutsche Bank	374,160,000	43,750,402	(22,431)
Swiss Franc	07/02/2021	Bank Of America Merrill Lynch	77,160,000	83,474,873	16,530
Australian Dollar	07/21/2021	Deutsche Bank	1,849,490,000	1,388,640,982	16,064,559
Brazilian Real	07/21/2021	Bank Of America Merrill Lynch	126,230,000	25,106,340	(276,240)
British Pound	07/21/2021	Bank Of America Merrill Lynch	983,790,000	1,359,136,524	11,255,446
Canadian Dollar	07/21/2021	Deutsche Bank	928,010,000	749,416,841	11,060,173
Chilean Peso	07/21/2021	Bank Of America Merrill Lynch	44,358,999,996	60,889,867	(419,068)
Euro	07/21/2021	Bank Of America Merrill Lynch	1,347,270,000	1,598,377,905	12,070,886
Israeli Shekel	07/21/2021	Bank Of America Merrill Lynch	225,840,000	69,319,080	34,700
Japanese Yen	07/21/2021	Bank Of America Merrill Lynch	108,748,999,986	979,967,574	5,096,636
Mexican Peso	07/21/2021	Bank Of America Merrill Lynch	9,005,849,997	451,245,155	(7,217,604)
New Zealand Dollar	07/21/2021	Deutsche Bank	1,078,160,000	753,341,632	3,605,768
Norwegian Krone	07/21/2021	Bank Of America Merrill Lynch	2,575,929,999	299,375,381	6,127,760
Polish Zloty	07/21/2021	Bank Of America Merrill Lynch	586,810,000	154,154,107	459,721
Russian Ruble	07/21/2021	Bank Of America Merrill Lynch	8,250,670,000	112,615,156	931,918
Singapore Dollar	07/21/2021	Bank Of America Merrill Lynch	205,920,000	153,184,271	456,571
South African Rand	07/21/2021	Bank Of America Merrill Lynch	4,330,749,999	302,563,961	6,837,769
South Korean Won	07/21/2021	Bank Of America Merrill Lynch	43,066,999,999	38,238,423	93,529
Swedish Krona	07/21/2021	Deutsche Bank	4,925,799,998	576,077,721	7,251,194
Swiss Franc	07/21/2021	Bank Of America Merrill Lynch	1,466,620,000	1,587,471,516	29,435,448
Indian Rupee	07/22/2021	Bank Of America Merrill Lynch	3,768,970,000	50,597,109	532,646
British Pound	08/18/2021	Bank Of America Merrill Lynch	58,990,000	81,501,521	(79,348)
Norwegian Krone	08/18/2021	Bank Of America Merrill Lynch	197,890,000	23,002,049	227,059
South African Rand	08/18/2021	Bank Of America Merrill Lynch	348,150,000	24,235,350	108,295
Swiss Franc	08/18/2021	Bank Of America Merrill Lynch	53,240,000	57,670,330	(81,205)
				$12,422,195,267	$106,192,854

See accompanying notes which are an integral part of these financial statements.

CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

FORWARD FOREIGN CURRENCY CONTRACTS

				Local Currency
		Settlement		Amount	Local Currency	U.S. Dollar Market	U.S. Dollar Market	Unrealized
Foreign Currency		Date	Counterparty	Purchased	Amount Sold	Value Buy	Value Sell	Appreciation/(Depreciation)
To Buy:	To Sell:
Euro	Norwegian Krone	7/21/2021	Bank Of America Merrill Lynch	182,100,000	1,850,575,291	216,040,308	(215,074,437)	$965,871
Euro	Polish Zloty	7/21/2021	Bank Of America Merrill Lynch	33,880,000	153,078,310	40,194,651	(40,213,443)	(18,792)
Euro	Swedish Krona	7/21/2021	Bank Of America Merrill Lynch	326,180,000	3,305,220,439	386,974,332	(386,549,163)	425,169
Norwegian Krone	Euro	7/21/2021	Bank Of America Merrill Lynch	1,847,051,790	182,100,000	214,664,940	(216,040,304)	(1,375,364)
Polish Zloty	Euro	7/21/2021	Bank Of America Merrill Lynch	256,344,252	56,890,000	67,341,250	(67,493,327)	(152,077)
Swedish Krona	Euro	7/21/2021	Bank Of America Merrill Lynch	3,301,795,936	326,180,000	386,148,669	(386,974,317)	(825,648)
Euro	Norwegian Krone	8/18/2021	Bank Of America Merrill Lynch	2,720,000	27,719,959	3,228,828	(3,222,072)	6,756
Euro	Swedish Krona	8/18/2021	Bank Of America Merrill Lynch	18,190,000	184,416,761	21,592,789	(21,573,334)	19,455
Norwegian Krone	Euro	8/18/2021	Bank Of America Merrill Lynch	158,270,471	15,520,000	18,396,814	(18,423,313)	(26,499)
Swedish Krona	Euro	8/18/2021	Bank Of America Merrill Lynch	46,381,795	4,570,000	5,425,808	(5,424,906)	902
				6,172,914,244	6,106,270,760	$1,360,008,389	$1,360,988,616	$(980,227)
TOTAL FOREIGN CURRENCY CONTRACTS								$(74,060,543)

See accompanying notes which are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 79.6%
	FIXED INCOME - 79.6%
22,000	iShares 0-5 Year Investment Grade Corporate Bond ETF	$1,140,260
379,464	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	20,798,422
81,948	JPMorgan Ultra-Short Income ETF	4,158,042
478,865	PGIM Ultra Short Bond ETF	23,823,533
252,490	Vanguard Short-Term Corporate Bond ETF	20,883,448
		70,803,705

	TOTAL EXCHANGE-TRADED FUNDS (Cost $70,685,516)	70,803,705

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 11.5%
	ADVERTISING & MARKETING — 0.5%
400,000	Interpublic Group of Companies, Inc.	3.7500	10/01/21	403,524

	BANKING — 4.2%
350,000	Bank of Montreal	2.9000	03/26/22	356,943
250,000	Citigroup, Inc.	2.9000	12/08/21	252,384
250,000	Credit Agricole S.A.	3.3750	01/10/22	254,049
350,000	ING Groep N.V.	3.1500	03/29/22	357,544
500,000	Lloyds Banking Group PLC	3.0000	01/11/22	507,316
300,000	Mitsubishi UFJ Financial Group, Inc.	2.1900	09/13/21	301,200
250,000	Mitsubishi UFJ Financial Group, Inc.	3.2180	03/07/22	255,124
600,000	MUFG Americas Holdings Corporation	3.5000	06/18/22	618,729
100,000	Skandinaviska Enskilda Banken A.B.	1.8750	09/13/21	100,346
500,000	Sumitomo Mitsui Financial Group, Inc.	2.4420	10/19/21	503,386
300,000	Truist Financial Corporation	2.7000	01/27/22	303,629
				3,810,650
	BEVERAGES — 0.5%
50,000	Molson Coors Beverage Company	2.1000	07/15/21	50,034
350,000	Molson Coors Beverage Company	3.5000	05/01/22	359,256
				409,290
	BIOTECH & PHARMA — 0.7%
603,000	AbbVie, Inc.	3.3750	11/14/21	609,905

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 11.5% (Continued)
	CHEMICALS — 0.4%
325,000	Sherwin-Williams Company	4.2000	01/15/22	$328,534

	E-COMMERCE DISCRETIONARY — 0.5%
425,000	eBay, Inc.	3.8000	03/09/22	433,822

	INSTITUTIONAL FINANCIAL SERVICES — 0.6%
250,000	Goldman Sachs Group, Inc.	5.7500	01/24/22	257,758
250,000	Morgan Stanley	5.5000	07/28/21	250,965
				508,723
	INSURANCE — 0.8%
300,000	Lincoln National Corporation	4.2000	03/15/22	308,085
400,000	Progressive Corporation	3.7500	08/23/21	401,999
				710,084
	LEISURE FACILITIES & SERVICES — 0.3%
250,000	Marriott International, Inc.	3.1250	10/15/21	250,257

	MACHINERY — 1.2%
250,000	Caterpillar Financial Services Corporation	1.7000	08/09/21	250,420
250,000	John Deere Capital Corporation	3.2000	01/10/22	254,067
350,000	John Deere Capital Corporation	2.9500	04/01/22	357,339
250,000	Xylem, Inc.	4.8750	10/01/21	252,749
				1,114,575
	MEDICAL EQUIPMENT & DEVICES — 0.3%
250,000	Baxter International, Inc.	1.7000	08/15/21	250,134

	OIL & GAS PRODUCERS — 0.3%
300,000	Williams Companies, Inc.	7.8750	09/01/21	303,655

	SPECIALTY FINANCE — 0.3%
300,000	Capital One Financial Corporation	4.7500	07/15/21	300,487

	TECHNOLOGY HARDWARE — 0.4%
375,000	Hewlett Packard Enterprise Company	3.5000	10/05/21	377,140

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 11.5% (Continued)
	TECHNOLOGY SERVICES — 0.5%
400,000	Equifax, Inc.	3.6000	08/15/21	$401,609

	TOTAL CORPORATE BONDS (Cost $10,139,872)			10,212,389

Contracts(a)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 9.5%
	CALL OPTIONS PURCHASED - 8.3%
150	SPDR S&P 500 ETF Trust	FCS	07/16/2021	$416	$6,420,900	$202,500
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	420	4,280,600	141,600
190	SPDR S&P 500 ETF Trust	FCS	08/20/2021	422	8,133,140	237,120
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	425	4,280,600	103,000
120	SPDR S&P 500 ETF Trust	FCS	09/17/2021	329	5,136,720	1,208,399
9	SPDR S&P 500 ETF Trust	FCS	09/17/2021	334	385,254	86,207
15	SPDR S&P 500 ETF Trust	FCS	09/17/2021	335	642,090	142,208
2	SPDR S&P 500 ETF Trust	FCS	09/17/2021	343	85,612	17,399
2	SPDR S&P 500 ETF Trust	FCS	09/17/2021	350	85,612	15,902
40	SPDR S&P 500 ETF Trust	FCS	09/17/2021	413	1,712,240	89,040
100	SPDR S&P 500 ETF Trust	FCS	09/17/2021	419	4,280,600	172,200
72	SPDR S&P 500 ETF Trust	FCS	09/17/2021	420	3,082,032	120,240
30	SPDR S&P 500 ETF Trust	FCS	09/17/2021	425	1,284,180	39,120
100	SPDR S&P 500 ETF Trust	FCS	12/17/2021	357	4,280,600	760,499
10	SPDR S&P 500 ETF Trust	FCS	12/17/2021	358	428,060	75,170
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	366	642,090	101,843
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	367	642,090	100,493
20	SPDR S&P 500 ETF Trust	FCS	12/17/2021	368	856,120	132,190
90	SPDR S&P 500 ETF Trust	FCS	12/17/2021	372	3,852,540	562,725
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	373	642,090	92,415
50	SPDR S&P 500 ETF Trust	FCS	12/17/2021	379	2,140,300	281,775
75	SPDR S&P 500 ETF Trust	FCS	12/17/2021	416	3,210,450	196,988
25	SPDR S&P 500 ETF Trust	FCS	12/17/2021	425	1,070,150	49,400
40	SPDR S&P 500 ETF Trust	FCS	01/21/2022	380	1,712,240	224,000
15	SPDR S&P 500 ETF Trust	FCS	01/21/2022	394	642,090	67,492
60	SPDR S&P 500 ETF Trust	FCS	01/21/2022	395	2,568,360	264,990
75	SPDR S&P 500 ETF Trust	FCS	01/21/2022	412	3,210,450	231,825
175	SPDR S&P 500 ETF Trust	FCS	01/21/2022	415	7,491,050	501,900
10	SPDR S&P 500 ETF Trust	FCS	01/21/2022	416	428,060	27,160
10	SPDR S&P 500 ETF Trust	FCS	01/21/2022	418	428,060	26,565
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	408	4,280,600	356,900
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	414	4,280,600	312,600
50	SPDR S&P 500 ETF Trust	FCS	03/18/2022	393	2,140,300	243,975
10	SPDR S&P 500 ETF Trust	FCS	03/18/2022	415	428,060	31,330
20	SPDR S&P 500 ETF Trust	FCS	03/18/2022	419	856,120	58,840
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	420	1,070,150	70,750
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	424	1,070,150	65,125
	TOTAL CALL OPTIONS PURCHASED (Cost - $4,262,046)					7,411,885

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Contracts(a)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 9.5% (Continued)
	PUT OPTIONS PURCHASED - 1.2%
150	SPDR S&P 500 ETF Trust	FCS	07/16/2021	$384	$6,420,900	$3,750
290	SPDR S&P 500 ETF Trust	FCS	08/20/2021	380	12,413,740	41,760
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	382	4,280,600	15,200
165	SPDR S&P 500 ETF Trust	FCS	09/17/2021	375	7,062,990	43,395
225	SPDR S&P 500 ETF Trust	FCS	09/17/2021	380	9,631,350	67,275
225	SPDR S&P 500 ETF Trust	FCS	12/17/2021	375	9,631,350	163,575
190	SPDR S&P 500 ETF Trust	FCS	12/17/2021	380	8,133,140	154,090
215	SPDR S&P 500 ETF Trust	FCS	01/21/2022	364	9,203,290	158,240
70	SPDR S&P 500 ETF Trust	FCS	01/21/2022	367	2,996,420	54,285
100	SPDR S&P 500 ETF Trust	FCS	01/21/2022	375	4,280,600	88,300
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	363	4,280,600	85,450
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	375	4,280,600	101,700
60	SPDR S&P 500 ETF Trust	FCS	03/18/2022	365	2,568,360	61,290
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	368	1,070,150	26,662
20	SPDR S&P 500 ETF Trust	FCS	03/18/2022	370	856,120	21,800
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	371	1,070,150	27,838
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,540,139)					1,114,610

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $5,802,185)					8,526,495

	TOTAL INVESTMENTS - 100.6% (Cost $86,627,573)					$89,542,589
	CALL OPTIONS WRITTEN - (1.0)% (Proceeds - $915,961)					(900,480)
	PUT OPTIONS WRITTEN - (2.2)% (Proceeds - $4,685,308)					(2,010,969)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.6%					2,265,333
	NET ASSETS - 100.0%					$88,896,473

Contracts(a)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (3.2)%
	CALL OPTIONS WRITTEN- (1.0)%
150	SPDR S&P 500 ETF Trust	FCS	07/16/2021	$436	$6,420,900	$9,000
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	441	4,280,600	20,800
190	SPDR S&P 500 ETF Trust	FCS	08/20/2021	445	8,133,140	22,800
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	449	4,280,600	7,200
94	SPDR S&P 500 ETF Trust	FCS	09/17/2021	446	4,023,764	26,414
196	SPDR S&P 500 ETF Trust	FCS	09/17/2021	448	8,389,976	45,864
100	SPDR S&P 500 ETF Trust	FCS	09/17/2021	449	4,280,600	20,100
390	SPDR S&P 500 ETF Trust	FCS	12/17/2021	455	16,694,340	203,580
25	SPDR S&P 500 ETF Trust	FCS	12/17/2021	460	1,070,150	9,550
75	SPDR S&P 500 ETF Trust	FCS	01/21/2022	451	3,210,450	61,537
10	SPDR S&P 500 ETF Trust	FCS	01/21/2022	452	428,060	7,845
200	SPDR S&P 500 ETF Trust	FCS	01/21/2022	455	8,561,200	134,000

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Contracts(a)
(continued)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (3.2)% (Continued)
	CALL OPTIONS WRITTEN- (1.0)% (Continued)
100	SPDR S&P 500 ETF Trust	FCS	01/21/2022	$457	$4,280,600	$57,500
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	450	4,280,600	96,900
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	458	4,280,600	72,700
10	SPDR S&P 500 ETF Trust	FCS	03/18/2022	453	428,060	10,370
120	SPDR S&P 500 ETF Trust	FCS	03/18/2022	460	5,136,720	94,320
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $915,961)					900,480

	PUT OPTIONS WRITTEN - (2.2)%
150	SPDR S&P 500 ETF Trust	FCS	07/16/2021	$416	$6,420,900	$18,150
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	420	4,280,600	54,000
190	SPDR S&P 500 ETF Trust	FCS	08/20/2021	422	8,133,140	109,820
100	SPDR S&P 500 ETF Trust	FCS	08/20/2021	425	4,280,600	65,500
120	SPDR S&P 500 ETF Trust	FCS	09/17/2021	329	5,136,720	12,480
9	SPDR S&P 500 ETF Trust	FCS	09/17/2021	334	385,254	977
15	SPDR S&P 500 ETF Trust	FCS	09/17/2021	335	642,090	1,650
2	SPDR S&P 500 ETF Trust	FCS	09/17/2021	343	85,612	257
2	SPDR S&P 500 ETF Trust	FCS	09/17/2021	350	85,612	298
40	SPDR S&P 500 ETF Trust	FCS	09/17/2021	413	1,712,240	28,080
100	SPDR S&P 500 ETF Trust	FCS	09/17/2021	419	4,280,600	83,000
72	SPDR S&P 500 ETF Trust	FCS	09/17/2021	420	3,082,032	61,560
30	SPDR S&P 500 ETF Trust	FCS	09/17/2021	425	1,284,180	29,880
100	SPDR S&P 500 ETF Trust	FCS	12/17/2021	357	4,280,600	53,650
10	SPDR S&P 500 ETF Trust	FCS	12/17/2021	358	428,060	5,455
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	366	642,090	9,525
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	367	642,090	9,705
20	SPDR S&P 500 ETF Trust	FCS	12/17/2021	368	856,120	12,800
90	SPDR S&P 500 ETF Trust	FCS	12/17/2021	372	3,852,540	62,550
15	SPDR S&P 500 ETF Trust	FCS	12/17/2021	373	642,090	10,560
50	SPDR S&P 500 ETF Trust	FCS	12/17/2021	379	2,140,300	39,200
75	SPDR S&P 500 ETF Trust	FCS	12/17/2021	416	3,210,450	113,250
25	SPDR S&P 500 ETF Trust	FCS	12/17/2021	425	1,070,150	44,725
40	SPDR S&P 500 ETF Trust	FCS	01/21/2022	380	1,712,240	38,240
15	SPDR S&P 500 ETF Trust	FCS	01/21/2022	394	642,090	18,000
60	SPDR S&P 500 ETF Trust	FCS	01/21/2022	395	2,568,360	72,300
75	SPDR S&P 500 ETF Trust	FCS	01/21/2022	412	3,210,450	119,925
175	SPDR S&P 500 ETF Trust	FCS	01/21/2022	415	7,491,050	295,050
10	SPDR S&P 500 ETF Trust	FCS	01/21/2022	416	428,060	17,130
10	SPDR S&P 500 ETF Trust	FCS	01/21/2022	418	428,060	17,640
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	408	4,280,600	167,500
100	SPDR S&P 500 ETF Trust	FCS	02/18/2022	414	4,280,600	183,400
50	SPDR S&P 500 ETF Trust	FCS	03/18/2022	393	2,140,300	75,900
10	SPDR S&P 500 ETF Trust	FCS	03/18/2022	415	428,060	20,665
20	SPDR S&P 500 ETF Trust	FCS	03/18/2022	419	856,120	43,760
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	420	1,070,150	55,550
25	SPDR S&P 500 ETF Trust	FCS	03/18/2022	424	1,070,150	58,837
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $4,685,308)					2,010,969

The accompanying notes are an integral part of these financial statements.

CATALYST BUFFERED SHIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2021

Fair Value

TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $5,601,269)	$2,911,449

ETF	- Exchange-Traded Fund

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

S/A	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

FCS	- StoneX Group, Inc.

(a)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2021

	Catalyst/Millburn		Catalyst	Catalyst/Teza
	Dynamic Commodity	Catalyst/Warrington	Systematic Alpha	Algorithmic Allocation
	Strategy Fund	Strategic	Fund	Fund
	(Consolidated)	Program Fund	(Consolidated)	(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$10,746,353	$5,738,567	$2,240,949	$3,808,600
Investments in Affiliated securities, at cost	—	5,305,548	—	—
Securities at Cost	$10,746,353	$11,044,115	$2,240,949	$3,808,600

Investments in Unaffiliated securities, at value	$10,695,175	$5,598,842	$2,240,949	$3,915,315
Investments in Affiliated securities, at value	—	6,675,064	—	—
Securities at Value	$10,695,175	$12,273,906	$2,240,949	$3,915,315
Cash	156,430	—	279,512	1,064,622
Cash segregated for disgorgement of advisory fees (see Note 11)	—	10,302,167	—	—
Deposits with Broker for futures and options (a)	1,622,334	84,491,413	—	1,298,822
Dividends and interest receivable	718	602	46	9
Receivable for Fund shares sold	—	12,949	5,000	—
Unrealized appreciation - on swap contracts	—	—	334,469	—
Receivable for securities sold	—	2,614,300	—	—
Due from Manager	—	—	9,167	—
Futures unrealized appreciation	372,682	—	—	5,313
Prepaid expenses and other assets	34,298	47,066	10,401	12,148
Total Assets	12,881,637	109,742,403	2,879,544	6,296,229

LIABILITIES:
Options written, at value (premiums received $0, $494,100, $0, $0)	—	186,300	—	—
Payable for securities purchased	—	—	—	—
Management fees payable	8,821	143,134	—	3,923
Accrued 12b-1 fees	2,968	25,756	971	212
Payable for disgorgement of advisory fees (see Note 10)	—	10,302,167	—	—
Payable to related parties	4,450	13,160	7,940	3,805
Payable for Fund shares redeemed	18,313	105,181	—	—
Trustee fee payable	2,967	3,271	2,671	2,976
Futures unrealized depreciation	148,567	—	—	3,231
Compliance officer fees payable	29	75	—	417
Accrued expenses and other liabilities	22,570	56,593	14,718	24,263
Total Liabilities	208,685	10,835,637	26,300	38,827

Net Assets	$12,672,952	$98,906,766	$2,853,244	$6,257,402

NET ASSETS CONSIST OF:
Paid in capital	$13,168,234	$1,109,516,040	$2,424,971	$7,229,430
Accumulated earnings (losses)	(495,282)	(1,010,609,274)	428,273	(972,028)
Net Assets	$12,672,952	$98,906,766	$2,853,244	$6,257,402

Class A
Net Assets	$3,404,427	$17,587,362	$163,827	$9,495
Shares of beneficial interest outstanding (b)	356,096	2,193,491	15,092	1,067
Net asset value per share (Net assets/shares outstanding)	$9.56	$8.02	$10.86	$8.90
Maximum offering price per share (c)	$10.14	$8.51	$11.52	$9.44
Minimum redemption price per share (d)	$9.46	$7.94	$10.75	$8.81

Class C
Net Assets	$1,519,013	$20,305,253	$184,040	$882
Shares of beneficial interest outstanding (b)	164,046	2,692,509	17,671	100
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.26	$7.54	$10.41	$8.82

Class I
Net Assets	$7,749,512	$61,014,151	$2,505,377	$6,247,025
Shares of beneficial interest outstanding (b)	806,640	7,459,950	234,873	701,872
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$9.61	$8.18	$10.67	$8.90

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2021

	Catalyst		Catalyst/Millburn
	Multi Strategy	EAVOL	Hedge Strategy	Catalyst
	Fund	Nasdaq-100 Volatility	Fund	Buffered Shield
	(Consolidated)	Overlay Fund	(Consolidated)	Fund
ASSETS:
Investments in Unaffiliated securities, at cost	$2,838,979	$14,871,387	$1,760,317,737	$86,627,573
Investments in Affiliated securities, at cost	439,246	—	—	—
Securities at Cost	$3,278,225	$14,871,387	$1,760,317,737	$86,627,573

Investments in Unaffiliated securities, at value	$3,044,520	$16,566,487	$2,274,892,120	$89,542,589
Investments in Affiliated securities, at value	472,242	—	—	—
Securities at Value	$3,516,762	$16,566,487	$2,274,892,120	$89,542,589
Cash	721,726	—	394,005,536	1,928,997
Cash Collateral Held at Custodian			155,395,000
Futures unrealized appreciation	20,862	8,483	39,867,963	—
Due from Manager	922	—	—	—
Deposits with Broker for futures and options (a)	235,551	1,494,564	236,211,354	181,661
Dividends and interest receivable	11,041	4,961	6,285,278	107,329
Receivable for Fund shares sold	15,000	—	4,260,776	211,918
Unrealized appreciation on forward currency exchange contracts	—	—	121,649,852	—
Prepaid expenses and other assets	12,312	21,613	106,123	27,432
Total Assets	4,534,176	18,096,108	3,232,674,002	91,999,926

LIABILITIES:
Options written, at value (premiums received $0, $14,205, $0, $5,601,269)	—	276	—	2,911,449
Management fees payable	—	53	4,291,902	66,842
Accrued 12b -1 fees	596	3,255	120,944	8,144
Futures unrealized depreciation	10,393	52,222	10,318,603	—
Payable upon return of securities loaned (Note 1)	—	3,392,164	—	—
Payable for Fund shares redeemed	—	24,247	1,991,438	84,297
Unrealized depreciation on forward currency exchange contracts	—	—	195,710,395	—
Payable to related parties	5,184	4,950	223,996	12,427
Trustee fee payable	2,986	2,744	2,914	2,685
Compliance officer fees payable	279	556	136	70
Accrued expenses and other liabilities	20,696	2,145	642,736	17,539
Total Liabilities	40,134	3,482,612	213,303,064	3,103,453

Net Assets	$4,494,042	$14,613,496	$3,019,370,938	$88,896,473

NET ASSETS CONSIST OF:
Paid in capital	$4,358,542	$13,352,232	$2,866,091,918	$78,951,176
Accumulated earnings (losses)	135,500	1,261,264	153,279,020	9,945,297
Net Assets	$4,494,042	$14,613,496	$3,019,370,938	$88,896,473

Class A
Net Assets	$49,764	$1,522,318	$306,389,431	$23,713,524
Shares of beneficial interest outstanding (b)	3,184	129,585	8,452,776	2,109,100
Net asset value per share (Net assets/shares outstanding)	$15.63	$11.75	$36.25	$11.24
Maximum offering price per share (c)	$16.58	$12.47	$38.46	$11.93
Minimum redemption price per share (d)	$15.47	$11.63	$35.89	$11.13

Class C
Net Assets	$187,428	$1,945,217	$334,331,316	$4,720,127
Shares of beneficial interest outstanding (b)	12,338	175,544	9,404,422	428,722
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.19	$11.08	$35.55	$11.01

Class C-1 (e)
Net Assets			$881,743
Shares of beneficial interest outstanding (b)			24,802
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)			$35.55

Class I
Net Assets	$4,256,850	$11,145,961	$2,377,768,448	$60,462,822
Shares of beneficial interest outstanding (b)	271,631	941,087	65,309,252	5,343,495
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$15.67	$11.84	$36.41	$11.32

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

(e)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2021

	Catalyst/Millburn			Catalyst	Catalyst/Teza
	Dynamic Commodity	Catalyst/Warrington		Systematic Alpha	Algorithmic Allocation
	Strategy Fund	Strategic Program		Fund	Fund
	(Consolidated)	Fund		(Consolidated)	(Consolidated)
Investment Income:
Dividend income	$16,621	$—		$—	$75,734
Interest income	64,794	39,239		20,144	1,165
Dividend income - affiliated investments	—	—		49,195	—
Total Investment Income	81,415	39,239		69,339	76,899

Operating Expenses:
Investment management fees	489,122	1,988,861		42,841	134,151
12b-1 Fees:
Class A	11,471	56,409		372	198
Class C	39,636	247,058		1,817	9
Networking fees	30,890	127,679		3,747	3,607
Registration fees	44,436	53,365		14,504	11,482
Administration fees	31,431	46,021		25,587	20,974
Management services fees	11,988	33,406		5,714	6,766
Legal fees	24,263	121,403		23,985	32,551
Audit fees	14,750	12,249		15,750	15,839
Transfer Agent fees	6,198	32,667		400	114
Trustees’ fees	13,852	8,361		12,052	12,363
Printing expense	8,355	13,941		2,901	6,198
Compliance officer fees	6,327	12,574		5,522	11,227
Custody fees	5,005	6,915		3,239	3,064
Insurance expense	1,224	7,604		105	160
Interest expense	154	154		186	154
Miscellaneous expense	2,099	2,099		2,099	2,110
Total Operating Expenses	741,201	2,770,766		160,821	260,967
Less: Fees waived/expenses reimbursed by Manager	(127,495)			(107,610)	(120,144)
Less: Voluntary Advisor waiver (Note 3)		(472,403	) *
Net Operating Expenses	613,706	2,298,363		53,211	140,823

Less: Legal Fees Reimbursed by Insurance **	—	(384,550)		—	—

Net Investment Income (Loss)	(532,291)	(1,874,574)		16,128	(63,924)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(11,162)	—		45,785	—
Affiliated investments	—	1,425,862		(17,555)	—
Securities sold short	—	—		—	—
Options purchased	(26,197,996)	(48,703,320)		—	—
Options written	24,309,145	52,057,890		—	—
Futures	(2,260,227)	2,101,211		—	(19,817)
Swaps	—	—		275,806
Long Term Capital Gains from underlying investment companies	—	—		—	2,037
Foreign currency transactions	351	—		—	10,092
Net realized gain (loss)	(4,159,889)	6,881,643		304,036	(7,688)

Net change in unrealized appreciation (depreciation) on:
Investments	(96,490)	(28,301)		—	(11,757)
Affiliated investments	—	59,180		50,848	—
Options purchased	6,924,107	(700)		—	—
Options written	(6,043,691)	183,850		—	—
Futures	224,115	70,082		—	(87,252)
Foreign currency translations	—	—		—	641
Swaps	—	—		538,432	—

Net change in unrealized appreciation (depreciation)	1,008,041	284,111		589,280	(98,368)

Net Realized and Unrealized Gain (Loss) on Investments	(3,151,848)	7,165,754		893,316	(106,056)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,684,139)	$5,291,180		$909,444	$(169,980)

*	Advisor has voluntarily waived a portion of expenses. This waiver will not be recaptured by the Advisor.

**	Recovery of legal fees from the Trusts insurance policy (See Note 11).

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2021

	Catalyst		Catalyst/Millburn
	Multi Strategy	EAVOL	Hedge Strategy	Catalyst
	Fund	Nasdaq-100 Volatility	Fund	Buffered Shield
	(Consolidated)	Overlay Fund	(Consolidated)	Fund
Investment Income:
Dividend Income	$41,598	$78,622	$19,362,790	$676,382
Interest Income	677	24,065	2,056,115	388,089
Dividend income - affiliated securities	15,932	—	—	—
Securities Lending - net	—	933	—	—
Total Investment Income	58,207	103,620	21,418,905	1,064,471

Operating Expenses:
Investment management fees	63,715	156,348	49,213,407	857,493
12b-1 Fees:
Class A	136	4,446	739,518	50,171
Class C	1,169	19,694	3,161,495	41,470
Class C-1*	—	—	147	—
Legal fees	23,453	29,690	40,186	14,724
Registration fees	20,465	28,146	136,000	48,090
Administration fees	23,036	24,479	862,824	52,844
Audit fees	14,750	13,250	23,499	13,250
Trustees’ fees	12,052	12,049	12,052	12,049
Compliance officer fees	10,629	10,328	79,806	11,574
Management services fees	5,908	8,128	724,902	22,150
Printing expense	2,561	6,835	244,461	8,770
Networking fees	3,561	9,614	2,753,261	22,841
Custody fees	4,579	6,900	128,618	4,133
Transfer Agent fees	197	1,529	161,946	17,830
Insurance expense	125	490	161,873	1,677
Interest expense	485	2,309	952,530	2,730
Miscellaneous expense	2,099	5,017	2,444	2,099
Total Operating Expenses	188,920	339,252	59,398,969	1,183,895
Less: Fees waived/expenses reimbursed by Manager	(113,505)	(131,835)	—	(244,502)
Net Operating Expenses	75,415	207,417	59,398,969	939,393

Net Investment Income (loss)	(17,208)	(103,797)	(37,980,064)	125,078

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	149,447	828,145	140,927,099	62,203
Affiliated securities	1,849	—	—	—
Long Term Capital Gains from underlying investment companies	—	—	—	169
Options purchased	—	166,218	—	2,457,105
Options written	—	82,316	—	4,252,476
Futures	239,005	(785,070)	407,320,492	—
Foreign currency transactions	1,581	—	48,285,190	—
Net realized gain:	391,882	291,609	596,532,781	6,771,953

Net change in unrealized appreciation (depreciation) on:
Investments	127,121	1,553,911	376,086,703	(327,515)
Affiliated securities	24,143	—	—	—
Options purchased	—	223,547	—	2,116,573
Options written	—	(84,475)	—	3,119,119
Futures	4,061	(43,739)	(4,096,956)	—
Foreign currency translations	712	—	(66,202,560)	—

Net change in unrealized appreciation	156,037	1,649,244	305,787,187	4,908,177

Net Realized and Unrealized Gain on Investments	547,919	1,940,853	902,319,968	11,680,130

Net Increase in Net Assets Resulting From Operations	$530,711	$1,837,056	$864,339,904	$11,805,208

*	The Catalyst/Millburn Hedge Strategy Fund Class C-1 12b-1 Fee from the period October 30, 2020 through June 30, 2021.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst/Millburn Dynamic Commodity Strategy Fund		Catalyst/Warrington Strategic Program Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment loss	$(532,291)	$(392,305)	$(1,874,574)	$(3,360,208)
Net realized gain (loss) on investments	(4,159,889)	883,431	6,881,643	(10,562,939)
Net change in unrealized appreciation (depreciation) on investments	1,008,041	(1,134,604)	284,111	(2,864,062)
Net increase (decrease) in net assets resulting from operations	(3,684,139)	(643,478)	5,291,180	(16,787,209)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,012,533	11,037,655	708,466	4,399,976
Class C	46,992	1,908,651	207,833	3,337,458
Class I	4,226,898	21,919,115	22,224,505	30,731,951
Cost of shares redeemed
Class A	(2,329,043)	(16,466,799)	(13,523,558)	(54,303,510)
Class C	(4,837,181)	(2,248,412)	(11,395,376)	(35,631,919)
Class I	(24,310,886)	(23,096,084)	(48,817,126)	(217,690,813)
Net decrease in net assets from share transactions of beneficial interest	(26,190,687)	(6,945,874)	(50,595,256)	(269,156,857)

Total Decrease in Net Assets	(29,874,826)	(7,589,352)	(45,304,076)	(285,944,066)

Net Assets:
Beginning of year	42,547,778	50,137,130	144,210,842	430,154,908
End of year	$12,672,952	$42,547,778	$98,906,766	$144,210,842

Share Activity:
Class A
Shares Sold	95,880	939,241	92,246	578,884
Shares Redeemed	(228,396)	(1,449,451)	(1,758,658)	(7,161,595)
Net decrease in shares of Beneficial interest	(132,516)	(510,210)	(1,666,412)	(6,582,711)

Class C
Shares Sold	4,642	169,145	28,598	469,010
Shares Redeemed	(486,217)	(203,988)	(1,564,440)	(4,954,846)
Net decrease in shares of Beneficial interest	(481,575)	(34,843)	(1,535,842)	(4,485,836)

Class I
Shares Sold	400,422	1,904,139	2,808,291	3,934,924
Shares Redeemed	(2,376,542)	(2,035,083)	(6,237,558)	(28,467,631)
Net decrease in shares of Beneficial interest	(1,976,120)	(130,944)	(3,429,267)	(24,532,707)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

			Catalyst/Teza
	Catalyst Systematic Alpha Fund		Algorithmic Allocation Fund
	(Consolidated)		(Consolidated)

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020 (a)
Operations:
Net investment income (loss)	$16,128	$55,924	$(63,924)	$(37,351)
Net realized gain (loss) on investments	304,036	504,095	(7,688)	(627,539)
Net change in unrealized appreciation (depreciation) on investments	589,280	(444,283)	(98,368)	207,165
Net increase (decrease) in net assets resulting from operations	909,444	115,736	(169,980)	(457,725)

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(59)	—
Class C	—	—	(1)	—
Class I	—	—	(5,949)	—
Distributions
Class A	(23,738)	(2,380)	(4,274)	—
Class C	(29,842)	(1,205)	(54)	—
Class I	(491,921)	(39,615)	(442,970)	—

Total distributions to shareholders	(545,501)	(43,200)	(453,307)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	121,698	210,843	86,498	188,849
Class C	22,096	24,983	—	1,010
Class I	218,287	1,685,254	804,365	8,501,201
Reinvestment of distributions
Class A	21,873	2,380	4,272	—
Class C	29,842	1,205	—	—
Class I	157,998	20,290	389,057	—
Cost of shares redeemed
Class A	(216,610)	(152,279)	(220,385)	(39,037)
Class C	(81,290)	(117,434)	—	(10)
Class I	(707,150)	(1,440,675)	(1,243,483)	(1,133,923)
Net increase (decrease) in net assets from share transactions of beneficial interest	(433,256)	234,567	(179,676)	7,518,090

Total Increase (Decrease) in Net Assets	(69,313)	307,103	(802,963)	7,060,365

Net Assets:
Beginning of year/period	2,922,557	2,615,454	7,060,365	—
End of year/period	$2,853,244	$2,922,557	$6,257,402	$7,060,365

Share Activity:
Class A
Shares Sold	11,638	22,749	8,488	18,617
Shares Reinvested	2,380	241	462	—
Shares Redeemed	(21,480)	(15,707)	(22,290)	(4,210)
Net increase (decrease) in shares of Beneficial interest	(7,462)	7,283	(13,340)	14,407

Class C
Shares Sold	2,258	2,733	—	101
Shares Reinvested	3,372	126	—	—
Shares Redeemed	(8,341)	(12,867)	—	(1)
Net increase (decrease) in shares of Beneficial interest	(2,711)	(10,008)	—	100

Class I
Shares Sold	21,356	174,055	80,393	833,473
Shares Reinvested	17,516	2,090	42,115	—
Shares Redeemed	(71,023)	(152,859)	(133,991)	(120,118)
Net increase (decrease) in shares of Beneficial interest	(32,151)	23,286	(11,483)	713,355

(a)	The Catalyst/Teza Algorithmic Allocation Income Fund commenced operations on December 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Multi Strategy Fund		EAVOL Nasdaq-100 Volatility Overlay Fund
	(Consolidated)
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income (loss)	$(17,208)	$23,038	$(103,797)	$96,598
Net realized gain (loss) on investments	391,882	(282,839)	291,609	(13,411)
Net change in unrealized appreciation (depreciation) on investments	156,037	56,096	1,649,244	(299,220)
Net increase (decrease) in net assets resulting from operations	530,711	(203,705)	1,837,056	(216,033)

Distributions to Shareholders from:
From Return of Capital
Class A	—	(451)	(6,370)	—
Class C	—	(830)	(7,875)	—
Class I	—	(27,403)	(37,668)	—
Total Distributions
Class A	(1,027)	(2,058)	(2,559)	(131,874)
Class C	(979)	(2,840)	(3,163)	(73,971)
Class I	(62,325)	(145,343)	(34,816)	(696,302)

Total distributions to shareholders	(64,331)	(178,925)	(92,451)	(902,147)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,575	7,712	799,273	465,694
Class C	98,746	—	955,886	955,799
Class I	1,156,382	2,569,807	11,782,632	10,470,301
Reinvestment of distributions
Class A	1,027	2,320	6,718	116,664
Class C	979	3,669	10,146	56,340
Class I	37,572	128,518	13,319	406,771
Cost of shares redeemed
Class A	(17,889)	(97,377)	(1,365,079)	(1,000,796)
Class C	(30,107)	(54,608)	(602,377)	(757,429)
Class I	(312,543)	(3,500,797)	(8,911,445)	(11,623,631)
Net increase (decrease) in net assets from share transactions of beneficial interest	938,742	(940,756)	2,689,073	(910,287)

Total Increase (Decrease) in Net Assets	1,405,122	(1,323,386)	4,433,678	(2,028,467)

Net Assets:
Beginning of year	3,088,920	4,412,306	10,179,818	12,208,285
End of year	$4,494,042	$3,088,920	$14,613,496	$10,179,818

Share Activity:
Class A
Shares Sold	314	523	75,780	44,479
Shares Reinvested	70	163	606	10,904
Shares Redeemed	(1,194)	(6,684)	(126,186)	(101,075)
Net decrease in shares of Beneficial interest	(810)	(5,998)	(49,800)	(45,692)

Class C
Shares Sold	6,423	—	94,919	98,458
Shares Reinvested	68	265	966	5,518
Shares Redeemed	(2,032)	(3,857)	(57,749)	(81,602)
Net increase (decrease) in shares of Beneficial interest	4,459	(3,592)	38,136	22,374

Class I
Shares Sold	76,410	177,381	1,056,910	961,447
Shares Reinvested	2,559	9,038	1,193	37,769
Shares Redeemed	(21,584)	(246,980)	(807,866)	(1,104,804)
Net increase (decrease) in shares of Beneficial interest	57,385	(60,561)	250,237	(105,588)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Millburn Hedge Strategy Fund		Catalyst Buffered Shield Fund
	(Consolidated)
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Operations:
Net investment income (loss)	$(37,980,064)	$(15,158,469)	$125,078	$342,126
Net realized gain (loss) on investments	596,532,781	(544,634,100)	6,771,953	(166,691)
Net change in unrealized appreciation (depreciation) on investments	305,787,187	(85,416,611)	4,908,177	209,369
Net increase (decrease) in net assets resulting from operations	864,339,904	(645,209,180)	11,805,208	384,804

Distributions to Shareholders from:
From Return of Capital
Class A	(34,402)	—	—
Class C	(38,257)	—	—
Class C-1 (a,b)	—
Class I	(253,539)	—	—
Total Distributions
Class A	(10,826,931)	(21,811,968)	(360,164)	(982,235)
Class C	(9,228,237)	(18,314,462)	(62,278)	(108,666)
Class C-1 (a,b)	(34)	—	—	—
Class I	(87,272,251)	(221,022,654)	(835,950)	(933,813)

Total distributions to shareholders	(107,653,651)	(261,149,084)	(1,258,392)	(2,024,714)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	37,540,431	139,094,418	8,126,424	8,330,995
Class C	20,991,332	87,056,630	1,596,840	2,410,923
Class C-1 (a,b)	881,854	—	—	—
Class I	519,903,509	1,492,409,831	28,787,512	37,043,713
Reinvestment of distributions
Class A	7,919,658	16,611,468	302,621	873,539
Class C	8,829,984	17,458,427	60,949	108,624
Class C-1 (a,b)	—	—	—	—
Class I	64,198,332	168,891,068	619,793	751,837
Cost of shares redeemed
Class A	(135,378,961)	(194,099,829)	(5,591,985)	(6,913,781)
Class C	(107,831,621)	(120,348,436)	(886,261)	(677,030)
Class C-1 (a,b)	—	—	—	—
Class I	(1,273,095,503)	(2,511,815,329)	(8,493,370)	(17,674,366)
Net increase (decrease) in net assets from share transactions of beneficial interest	(856,040,985)	(904,741,752)	24,522,523	24,254,454

Total Increase (Decrease) in Net Assets	(99,354,732)	(1,811,100,016)	35,069,339	22,614,544

Net Assets:
Beginning of year	3,118,725,670	4,929,825,686	53,827,134	31,212,590
End of year	$3,019,370,938	$3,118,725,670	$88,896,473	$53,827,134

Share Activity:
Class A
Shares Sold	1,172,098	4,479,930	775,732	858,623
Shares Reinvested	261,893	524,517	29,438	89,228
Shares Redeemed	(4,422,206)	(6,816,156)	(540,989)	(728,545)
Net increase (decrease) in shares of Beneficial interest	(2,988,215)	(1,811,709)	264,181	219,306

Class C
Shares Sold	652,824	2,823,901	158,096	254,018
Shares Reinvested	296,507	560,283	6,029	11,245
Shares Redeemed	(3,597,936)	(4,314,856)	(87,392)	(70,432)
Net increase (decrease) in shares of Beneficial interest	(2,648,605)	(930,672)	76,733	194,831

Class C-1 (a,b)
Shares Sold	24,802	—
Shares Reinvested	—	—
Shares Redeemed	—	—
Net increase in shares of Beneficial interest	24,802	—

Class I
Shares Sold	15,841,300	47,982,025	2,717,980	3,761,588
Shares Reinvested	2,115,964	5,311,039	59,941	76,484
Shares Redeemed	(41,787,773)	(91,255,398)	(805,663)	(1,839,111)
Net increase (decrease) in shares of Beneficial interest	(23,830,509)	(37,962,334)	1,972,258	1,998,961

(a)	Class C-1 only applies to the Catalyst/Millburn Hedge Strategy Fund.

(b)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 commenced operations on October 30, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.89		$10.95		$10.75	$10.96	$10.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.20)		(0.09)		(0.05)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.13)		0.03		0.29	0.08	0.35
Total from investment operations	(1.33)		(0.06)		0.24	(0.05)	0.18

LESS DISTRIBUTIONS:
From net investment income	—		—		(0.04)	(0.16)	(0.11)
From net realized gains on investments	—		—		—	—	(0.01)
Total distributions	—		—		(0.04)	(0.16)	(0.12)

Net asset value, end of year	$9.56		$10.89		$10.95	$10.75	$10.96

Total return (B)	(12.21)%		(0.55)%		2.20%	(0.48)%	1.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,404		$5,319		$10,932	$24,855	$39,938
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.72%		2.47%		2.40%	2.33%	2.24%
Expenses, net waiver and reimbursement (D)	2.27%		2.27%		2.26%	2.24%	2.24%
Net investment loss, before waiver and reimbursement (D,E)	(2.41)%		(1.03)%		(0.55)%	(1.26)%	(1.62)%
Net investment loss, net waiver and reimbursement (D,E)	(1.96)%		(0.83)%		(0.41)%	(1.17)%	(1.62)%
Portfolio turnover rate	145%		0%		0%	0%	19%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.62		$10.76		$10.61	$10.86	$10.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.27)		(0.18)		(0.12)	(0.21)	(0.25)
Net realized and unrealized gain (loss) on investments	(1.09)		0.04		0.27	0.07	0.36
Total from investment operations	(1.36)		(0.14)		0.15	(0.14)	0.11

LESS DISTRIBUTIONS:
From net investment income	—		—		—	(0.11)	(0.08)
From net realized gains on investments	—		—		—	—	(0.01)
Total distributions	—		—		—	(0.11)	(0.09)

Net asset value, end of year	$9.26		$10.62		$10.76	$10.61	$10.86

Total return (B)	(12.81	)% (C)	(1.30	)% (C)	1.41%	(1.31)%	1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,519		$6,860		$7,322	$10,487	$13,504
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.47%		3.22%		3.15%	3.08%	2.99%
Expenses, net waiver and reimbursement (D)	3.02%		3.02%		3.01%	2.99%	2.99%
Net investment loss, before waiver and reimbursement (D,E)	(3.15)%		(1.83)%		(1.30)%	(2.00)%	(2.35)%
Net investment loss, net waiver and reimbursement (D,E)	(2.70)%		(1.63)%		(1.16)%	(1.91)%	(2.35)%
Portfolio turnover rate	145%		0%		0%	0%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Dynamic Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.91		$10.94		$10.79	$11.00	$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.18)		(0.07)		(0.02)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.12)		0.04		0.28	0.08	0.36
Total from investment operations	(1.30)		(0.03)		0.26	(0.02)	0.21

LESS DISTRIBUTIONS:
From net investment income	—		—		(0.11)	(0.19)	(0.12)
From net realized gains on investments	—		—		—	—	(0.01)
Total distributions	—		—		(0.11)	(0.19)	(0.13)

Net asset value, end of year	$9.61		$10.91		$10.94	$10.79	$11.00

Total return (B)	(11.92	)% (C)	(0.27	)% (C)	2.40%	(0.22)%	2.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,750		$30,369		$31,882	$51,708	$60,447
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.47%		2.22%		2.15%	2.08%	1.99%
Expenses, net waiver and reimbursement (D)	2.02%		2.02%		2.01%	1.99%	1.99%
Net investment loss, before waiver and reimbursement (D,E)	(2.17)%		(0.83)%		(0.30)%	(0.99)%	(1.36)%
Net investment loss, net waiver and reimbursement (D,E)	(1.72)%		(0.63)%		(0.16)%	(0.90)%	(1.36)%
Portfolio turnover rate	145%		0%		0%	0%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$7.61		$7.86		$8.07		$8.61	$11.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.15)		(0.10)		(0.09)		(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments	0.56		(0.15)		(0.12)		(0.43)	(1.56)
Total from investment operations	0.41		(0.25)		(0.21)		(0.54)	(1.72)

LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		—		—	(1.08)
Total distributions	—		—		—		—	(1.08)

Net asset value, end of year	$8.02		$7.61		$7.86		$8.07	$8.61

Total return (B)	5.39	% (C)	(3.18	)% (C)	(2.60)%		(6.27)%	(16.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$17,587		$29,378		$82,099		$165,433	$634,388
Ratios to average net assets (including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (D)	2.43%		2.59%		2.33%		2.26%	2.20%
Expenses, net waiver and reimbursement (D)	2.02	% (H)	2.59%		2.33%		2.26%	2.20%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (D,G)	(2.40)%		(1.30)%		(1.15)%		(1.28)%	(1.51)%
Net investment loss, net waiver and reimbursement (D,G)	(1.98	)% (H)	(1.30)%		(1.15)%		(1.28)%	(1.51)%
Portfolio turnover rate	0%		0%		0%		0%	54%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$7.21		$7.51		$7.76		$8.35	$11.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.20)		(0.15)		(0.14)		(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	0.53		(0.15)		(0.11)		(0.43)	(1.51)
Total from investment operations	0.33		(0.30)		(0.25)		(0.59)	(1.74)

LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		—		—	(1.08)
Total distributions	—		—		—		—	(1.08)

Net asset value, end of year	$7.54		$7.21		$7.51		$7.76	$8.35

Total return (B)	4.58	% (C)	(3.99	)% (C)	(3.22	)% (C)	(7.07)%	(17.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$20,305		$30,499		$65,411		$106,913	$270,360
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (D)	3.19%		3.36%		3.08%		3.02%	2.95%
Expenses, net waiver and reimbursement (D)	2.77	% (H)	3.36%		3.08%		3.02%	2.95%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (D,G)	(3.16)%		(2.13)%		(1.89)%		(2.04)%	(2.25)%
Net investment loss, net waiver and reimbursement (D,G)	(2.74	)% (H)	(2.13)%		(1.89)%		(2.04)%	(2.25)%
Portfolio turnover rate	0%		0%		0%		0%	54%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio of expenses to average net assets (excluding dividend and interest expense).

Expenses, before waiver and reimbursement (D)	2.43%		2.59%	2.27%	2.24%	2.16%

Expenses, net waiver and reimbursement (D)	2.02	% (H)	(1.30)%	(1.15)%	(1.28)%	(1.51)%

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	3.19%		3.36%	3.02%	3.00%	2.91%

Expenses, net waiver and reimbursement (D)	2.77	% (H)	(2.13)%	(1.89)%	(2.04)%	(2.25)%

(G)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Advisor has voluntarily waived a portion of expenses. This waiver will not be recaptured by the Advisor.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2021		June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$7.74		$7.98		$8.17	$8.70	$11.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)		(0.08)		(0.07)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	0.57		(0.16)		(0.12)	(0.44)	(1.57)
Total from investment operations	0.44		(0.24)		(0.19)	(0.53)	(1.70)

LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		—	—	(1.08)
Total distributions	—		—		—	—	(1.08)

Net asset value, end of year	$8.18		$7.74		$7.98	$8.17	$8.70

Total return (B)	5.68	% (C)	(3.01	)% (C)	(2.33)%	(6.09)%	(16.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$61,014		$84,334		$282,645	$542,712	$1,523,114
Ratios to average net assets(including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (D)	2.16%		2.31%		2.08%	2.02%	1.95%
Expenses, net waiver and reimbursement (D)	1.75	% (G)	2.31%		2.08%	2.02%	1.95%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (D,F)	(2.13)%		(1.00)%		(0.91)%	(1.03)%	(1.25)%
Net investment loss, net waiver and reimbursement (D,F)	(1.71	)% (G)	(1.00)%		(0.91)%	(1.03)%	(1.25)%
Portfolio turnover rate	0%		0%		0%	0%	54%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (D)	2.16%		2.31%	2.08%	2.02%	1.95%

Expenses, net waiver and reimbursement (D)	1.75	% (G)	2.31%	2.08%	2.02%	1.95%

(F)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(G)	Advisor has voluntarily waived a portion of expenses. This waiver will not be recaptured by the Advisor.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.56	$9.18	$8.93		$9.45	$9.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.17	0.15		0.02	0.07
Net realized and unrealized gain (loss) on investments	3.16	0.35	0.10	(B)	(0.54)	(0.45	) (B)
Total from investment operations	3.20	0.52	0.25		(0.52)	(0.38)

LESS DISTRIBUTIONS:
From net investment income	(1.90)	(0.14)	(0.00	) (C)	—	(0.01)
From net realized gains on investments	—	—	—		—	—
Total distributions	(1.90)	(0.14)	(0.00)		—	(0.01)

Net asset value, end of year	$10.86	$9.56	$9.18		$8.93	$9.45

Total return (D,E)	37.12%	5.58%	2.82%		(5.50)%	(3.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$164	$216	$140		$2,157	$360
Ratios to average net assets(including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (H)	5.77%	5.25%	5.10%		4.24%	3.96%
Expenses, net waiver and reimbursement (H)	2.03%	2.04%	2.02%		1.86%	0.60%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(3.44)%	(1.47)%	(1.24)%		(2.12)%	(2.67)%
Net investment income, net waiver and reimbursement (H,I)	0.35%	1.74%	1.67%		0.25%	0.69%
Portfolio turnover rate	121%	75%	120%		116%	17%

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.23	$8.85	$8.72		$9.30	$9.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	0.08	0.07		(0.06)	0.06
Net realized and unrealized gain (loss) on investments	3.04	0.35	0.09	(B)	(0.52)	(0.51	) (B)
Total from investment operations	3.00	0.43	0.16		(0.58)	(0.45)

LESS DISTRIBUTIONS:
From net investment income	(1.82)	(0.05)	(0.03)		—	—
From net realized gains on investments	—	—	—		—	—
Total distributions	(1.82)	(0.05)	(0.03)		—	—

Net asset value, end of year	$10.41	$9.23	$8.85		$8.72	$9.30

Total return (D,E)	35.99%	4.84%	1.94%		(6.24)%	(4.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$184	$188	$269		$269	$190
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	6.53%	6.00%	5.85%		4.82%	4.71%
Expenses, net waiver and reimbursement (H)	2.78%	2.79%	2.77%		2.31%	1.35%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(4.16)%	(2.32)%	(2.36)%		(3.21)%	(2.72)%
Net investment income (loss), net waiver and reimbursement (H,I)	(0.39)%	0.89%	0.81%		(0.70)%	0.65%
Portfolio turnover rate	121%	75%	120%		116%	17%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2019 and June 30, 2017 , primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	5.76%	5.23%	5.10%	4.24%	3.96%

Expenses, net waiver and reimbursement (H)	2.02%	2.02%	2.02%	1.86%	0.60%

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	6.52%	5.98%	5.85%	4.82%	4.71%

Expenses, net waiver and reimbursement (H)	2.77%	2.77%	2.77%	2.31%	1.35%

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.43	$9.05	$8.91	$9.40	$9.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.19	0.15	0.03	0.11
Net realized and unrealized gain (loss) on investments	3.12	0.35	0.10	(B)	(0.52)	(0.46	) (B)
Total from investment operations	3.18	0.54	0.25	(0.49)	(0.35)

LESS DISTRIBUTIONS:
From net investment income	(1.94)	(0.16)	(0.11)	—	(0.09)
From net realized gains on investments	—	—	—	—	—
Total distributions	(1.94)	(0.16)	(0.11)	—	(0.09)

Net asset value, end of year	$10.67	$9.43	$9.05	$8.91	$9.40

Total return (C,D)	37.47%	5.88%	2.97%	(5.21)%	(3.61)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,505	$2,519	$2,206	$2,837	$1,742
Ratios to average net assets(including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	5.52%	5.00%	4.85%	3.81%	3.14%
Expenses, net waiver and reimbursement (F)	1.78%	1.79%	1.77%	1.36%	0.35%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F,G)	(3.10)%	(1.22)%	(1.29)%	(2.17)%	(1.66)%
Net investment income, net waiver and reimbursement (F,G)	0.63%	1.99%	1.79%	0.29%	1.13%
Portfolio turnover rate	121%	75%	120%	116%	17%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2019 and June 30, 2017, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (F)	5.51%	4.98%	4.85%	3.81%	3.14%

Expenses, net waiver and reimbursement (F)	1.77%	1.77%	1.77%	1.36%	0.35%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Teza Algorithmic Allocation Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the
	Year Ended	Period Ended
	June 30, 2021	June 30, 2020 (A)
Net asset value, beginning of year/period	$9.69	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.12)	(0.07)
Net realized and unrealized loss on investments	(0.08)	(0.24)
Total from investment operations	(0.20)	(0.31)

LESS DISTRIBUTIONS:
From net investment income	(0.58)	—
From return of capital	(0.01)	—
Total distributions	(0.59)	—

Net asset value, end of year/period	$8.90	$9.69

Total return (C)	(2.28)%	(3.10	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$9	$140
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (H)	3.94%	4.35	% (E)
Expenses, net waiver and reimbursement (H)	2.24%	2.24	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.87)%	(3.51	)% (E)
Net investment loss, net waiver and reimbursement (H,I)	(1.17)%	(1.40	)% (E)
Portfolio turnover rate	0%	0	% (D)

	Class C
	For the	For the
	Year Ended	Period Ended
	June 30, 2021	June 30, 2020 (A)
Net asset value, beginning of year/period	$9.65	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.19)	(0.11)
Net realized and unrealized loss on investments	(0.09)	(0.24)
Total from investment operations	(0.28)	(0.35)

LESS DISTRIBUTIONS:
From net investment income	(0.54)	—
From return of capital	(0.01)	—
Total distributions	(0.55)	—

Net asset value, end of year/period	$8.82	$9.65

Total return (C)	(3.09)%	(3.50	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1	$1
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.69%	5.10	% (E)
Expenses, net waiver and reimbursement (H)	2.99%	2.99	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(3.71)%	(4.26	)% (E)
Net investment loss, net waiver and reimbursement (H,I)	(2.01)%	(2.15	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Catalyst/Teza Algorithmic Allocation Fund Class A and Class C shares commenced operations on December 31, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	3.94%	4.35	% (E)

Expenses, net waiver and reimbursement (H)	2.24%	2.24	% (E)

(G)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (H)	4.69%	5.10	% (E)

Expenses, net waiver and reimbursement (H)	2.99%	2.99	% (E)

(H)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Teza Algorithmic Allocation Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the
	Year Ended	Period Ended
	June 30, 2021	June 30, 2020 (A)
Net asset value, beginning of year/period	$9.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.11)	(0.24)
Total from investment operations	(0.19)	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.60)	—
From return of capital	(0.01)	—
Total distributions	(0.61)	—

Net asset value, end of year/period	$8.90	$9.70

Total return (C)	(2.14)%	(3.00	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$6,247	$6,920
Ratios to average net assets (including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (G)	3.69%	4.10	% (E)
Expenses, net waiver and reimbursement (G)	1.99%	1.99	% (E)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss before waiver and reimbursement (G,H)	(2.57)%	(3.26	)% (E)
Net investment loss, net waiver and reimbursement (G,H)	(0.87)%	(1.15	)% (E)
Portfolio turnover rate	0%	0	% (D)

(A)	The Catalyst/Teza Algorithmic Allocation Fund Class I shares commenced operations on December 31, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement (G)	3.69%	4.10	% (E)

Expenses, net waiver and reimbursement (G)	1.99%	1.99	% (E)

(G)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$13.64	$14.85	$14.62	$14.79		$15.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.10)	0.04	(0.04)	(0.17)		(0.27)
Net realized and unrealized gain (loss) on investments	2.33	(0.73)	0.27	0.00	(C,F)	(0.43)
Total from investment operations	2.23	(0.69)	0.23	(0.17)		(0.70)

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.43)	—	—		(0.02)
From return of capital	—	(0.09)	—	—		—
Total distributions	(0.24)	(0.52)	—	—		(0.02)

Net asset value, end of year	$15.63	$13.64	$14.85	$14.62		$14.79

Total return (B)	16.46%	(4.76)%	1.57%	(1.15)%		(4.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$50	$54	$148	$253		$653
Ratios to average net assets (including interest expense) (D)
Expenses, before waiver and reimbursement (G)	5.50%	5.10%	4.32%	3.22%		2.82%
Expenses, net waiver and reimbursement (G)	2.28%	2.29%	2.26%	2.24%		2.26%
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (G,H)	(3.93)%	(2.50)%	(2.27)%	(2.13)%		(2.34)%
Net investment income (loss) net waiver and reimbursement (G,H)	(0.71)%	0.26%	(0.22)%	(1.15)%		(1.78)%
Portfolio turnover rate	43%	157%	0%	0%		0%

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$13.26	$14.44	$14.33	$14.61		$15.40

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.21)	(0.06)	(0.14)	(0.27)		(0.37)
Net realized and unrealized gain (loss) on investments	2.27	(0.70)	0.25	(0.01	) (C)	(0.42)
Total from investment operations	2.06	(0.76)	0.11	(0.28)		(0.79)

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.33)	—	—		—
From return of capital	—	(0.09)	—	—		—
Total distributions	(0.13)	(0.42)	—	—		—

Net asset value, end of year	$15.19	$13.26	$14.44	$14.33		$14.61

Total return (B)	15.59%	(5.41)%	0.77%	(1.92)%		(5.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$187	$104	$166	$308		$421
Ratios to average net assets (including interest expense) (E)
Expenses, before waiver and reimbursement (G)	6.14%	5.85%	5.07%	4.06%		3.59%
Expenses, net waiver and reimbursement (G)	3.03%	3.04%	3.01%	2.99%		3.01%
Ratios of net Investment loss (including interest expense)
Net investment loss, before waiver and reimbursement (G,H)	(4.50)%	(3.31)%	(3.00)%	(2.94)%		(3.10)%
Net investment loss net waiver and reimbursement (G,H)	(1.43)%	(0.46)%	(0.97)%	(1.86)%		(2.52)%
Portfolio turnover rate	43%	157%	0%	0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) in the Statement of Operations for the year ended June 30, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (G)	5.49%	5.08%	4.32%	3.22%	2.80%

Expenses, net waiver and reimbursement (G)	2.27%	2.27%	2.26%	2.24%	2.24%

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (G)	6.13%	5.83%	5.07%	4.06%	3.57%

Expenses, net waiver and reimbursement (G)	3.02%	3.02%	3.01%	2.99%	2.99%

(F)	Amount is less than $0.005.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$13.68	$14.91	$14.64	$14.79		$15.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (A)	(0.07)	0.09	0.01	(0.13)		(0.23)
Net realized and unrealized gain (loss) on investments	2.33	(0.73)	0.26	(0.02	) (C)	(0.43)
Total from investment operations	2.26	(0.64)	0.27	(0.15)		(0.66)

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.50)	—	—		(0.10)
From return of capital	—	(0.09)	—	—		—
Total distributions	(0.27)	(0.59)	—	—		(0.10)

Net asset value, end of year	$15.67	$13.68	$14.91	$14.64		$14.79

Total return (B)	16.68%	(4.41)%	1.84%	(1.01)%		(4.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,257	$2,930	$4,098	$5,335		$9,159
Ratios to average net assets (including interest expense) (D)
Expenses, before waiver and reimbursement (E)	5.15%	4.85%	4.07%	2.99%		2.58%
Expenses, net waiver and reimbursement (E)	2.03%	2.04%	2.01%	1.99%		2.01%
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (E,F)	(3.55)%	(2.19)%	(2.01)%	(1.89)%		(2.09)%
Net investment income (loss) net waiver and reimbursement (E,F)	(0.44)%	0.62%	0.05%	(0.89)%		(1.52)%
Portfolio turnover rate	43%	157%	0%	0%		0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) in the Statement of Operations for the year ended June 30, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement (F)	5.14%	4.83%	4.07%	2.99%	2.56%

Expenses, net waiver and reimbursement (F)	2.02%	2.02%	2.01%	1.99%	1.99%

(E)	Does not include expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
EAVOL Nasdaq-100 Volatility Overlay Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.12	$10.74	$10.11	$9.55	$8.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.09)	0.07	0.08	0.04	0.17
Net realized and unrealized gain (loss) on investments	1.77	(0.10)	0.58	0.52	0.98
Total from investment operations	1.68	(0.03)	0.66	0.56	1.15

LESS DISTRIBUTIONS:
From net investment income	—	(0.12)	(0.03)	(0.00	) (B)	—
From net realized gains on investments	(0.01)	(0.47)	—	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions	(0.05)	(0.59)	(0.03)	(0.00)	—

Net asset value, end of year	$11.75	$10.12	$10.74	$10.11	$9.55

Total return (C)	16.68%	(0.63)%	6.54%	5.88%	13.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,522	$1,815	$2,417	$2,503	$599
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before waiver and reimbursement (F)	2.76%	2.68%	2.60%	2.69%	4.87%
Expenses, net waiver and reimbursement (F)	1.72%	1.63%	1.60%	1.51%	1.53%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F,G)	(1.87)%	(0.38)%	(0.21)%	(0.80)%	(1.42)%
Net investment income (loss), net waiver and reimbursement (F,G)	(0.83)%	0.67%	0.79%	0.38%	1.92%
Portfolio turnover rate	205%	145%	112%	177%	292%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.62	$10.25	$9.71	$9.24	$8.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.17)	(0.01)	0.00	(B)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.68	(0.10)	0.55	0.51	1.08
Total from investment operations	1.51	(0.11)	0.55	0.48	1.03

LESS DISTRIBUTIONS:
From net investment income	—	(0.05)	(0.01)	(0.01)	—
From net realized gains on investments	(0.01)	(0.47)	—	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions	(0.05)	(0.52)	(0.01)	(0.01)	—

Net asset value, end of year	$11.08	$9.62	$10.25	$9.71	$9.24

Total return (C)	15.78%	(1.36)%	5.64%	5.20%	12.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,945	$1,321	$1,179	$1,138	$179
Ratios to average net assets(including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	3.51%	3.43%	3.35%	3.47%	8.94%
Expenses, net waiver and reimbursement (F)	2.47%	2.38%	2.35%	2.26%	2.31%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F,G)	(2.68)%	(1.17)%	(0.97)%	(1.56)%	(7.23)%
Net investment income (loss), net waiver and reimbursement (F,G)	(1.64)%	(0.12)%	0.03%	(0.35)%	(0.60)%
Portfolio turnover rate	205%	145%	112%	177%	292%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.74%	2.58%	2.52%	2.68%	4.84%

Expenses, net waiver and reimbursement	1.70%	1.53%	1.52%	1.50%	1.50%

(E)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	3.49%	3.33%	3.27%	3.46%	8.88%

Expenses, net waiver and reimbursement	2.45%	2.28%	2.27%	2.25%	2.25%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
EAVOL Nasdaq-100 Volatility Overlay Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$10.20	$10.81	$10.18	$9.61	$8.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	0.09	0.11	0.06	—
Net realized and unrealized gain (loss) on investments	1.79	(0.09)	0.57	0.53	1.17
Total from investment operations	1.71	0.00	0.68	0.59	1.17

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.14)	(0.05)	(0.02)	—
From net realized gains on investments	(0.01)	(0.47)	—	—	—
From return of capital	(0.04)	—	—	—	—
Total distributions	(0.07)	(0.61)	(0.05)	(0.02)	—

Net asset value, end of year	$11.84	$10.20	$10.81	$10.18	$9.61

Total return (B)	16.91%	(0.29)%	6.73%	6.12%	13.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,146	$7,043	$8,613	$9,829	$2,935
Ratios to average net assets(including dividend and interest expense) (C)
Expenses, before waiver and reimbursement (D)	2.51%	2.43%	2.35%	2.43%	9.23%
Expenses, net waiver and reimbursement (D)	1.47%	1.38%	1.35%	1.26%	1.32%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (D,E)	(1.69)%	(0.15)%	0.04%	(0.55)%	(7.93)%
Net investment Income (loss), net waiver and reimbursement (D,E)	(0.65)%	0.90%	1.04%	0.62%	(0.02)%
Portfolio turnover rate	205%	145%	112%	177%	292%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	2.49%	2.33%	2.27%	2.42%	9.16%

Expenses, net waiver and reimbursement	1.45%	1.28%	1.27%	1.25%	1.25%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$27.63		$32.07	$31.14	$29.82		$28.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.46)		(0.14)	(0.04)	(0.29)		(0.25)
Net realized and unrealized gain (loss) on investments	10.29		(2.70)	1.89	2.67		2.08
Total from investment operations	9.83		(2.84)	1.85	2.38		1.83

LESS DISTRIBUTIONS:
From net investment income	(1.21)		(1.60)	(0.45)	—		(0.35)
From return of capital	(0.00	) (F)	—	—	—		—
From net realized gains on investments	—		—	(0.47)	(1.06)		(0.17)
Total distributions	(1.21)		(1.60)	(0.92)	(1.06)		(0.52)

Net asset value, end of year	$36.25		$27.63	$32.07	$31.14		$29.82

Total return (B)	36.44%		(9.48)%	6.13%	7.88	% (C)	6.49	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$306,389		$316,112	$424,968	$388,806		$347,156
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.22%		2.19%	2.19%	2.15%		2.14%
Expenses, net waiver and reimbursement (D)	2.22%		2.19%	2.18%	2.14%		2.13%
Net investment (loss), before waiver and reimbursement (D,E)	(1.47)%		(0.47)%	(0.15)%	(0.94)%		(0.85)%
Net investment (loss), net waiver and reimbursement (D,E)	(1.47)%		(0.47)%	(0.14)%	(0.94)%		(0.85)%
Portfolio turnover rate	13%		54%	19%	12%		4%

	Class C
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$27.07		$31.46	$30.61	$29.56		$28.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.68)		(0.36)	(0.27)	(0.42)		(0.47)
Net realized and unrealized gain (loss) on investments	10.08		(2.65)	1.86	2.53		2.07
Total from investment operations	9.40		(3.01)	1.59	2.11		1.60

LESS DISTRIBUTIONS:
From net investment income	(0.92)		(1.38)	(0.27)	—		(0.27)
From return of capital	(0.00	) (F)	—	—	—		—
From net realized gains on investments	—		—	(0.47)	(1.06)		(0.17)
Total distributions	(0.92)		(1.38)	(0.74)	(1.06)		(0.44)

Net asset value, end of year	$35.55		$27.07	$31.46	$30.61		$29.56

Total return (B)	35.42%		(10.15)%	5.33%	7.02	% (C)	5.70	% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$334,331		$326,297	$408,511	$355,968		$222,344
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.97%		2.94%	2.94%	2.90%		2.89%
Expenses, net waiver and reimbursement (D)	2.97%		2.94%	2.93%	2.89%		2.88%
Net investment loss, before waiver and reimbursement (D,E)	(2.21)%		(1.22)%	(0.90)%	(1.37)%		(1.59)%
Net investment loss, net waiver and reimbursement (D,E)	(2.21)%		(1.22)%	(0.89)%	(1.36)%		(1.58)%
Portfolio turnover rate	13%		54%	19%	12%		4%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Amount is less than $0.005.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class C-1 (A)
	For the
	Period Ended
	June 30, 2021
Net asset value, beginning of period	$27.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.20)
Net realized and unrealized gain (loss) on investments	9.30
Total from investment operations	9.10

LESS DISTRIBUTIONS:
From net investment income	(0.92)
From return of capital	(0.00	) (I)
From net realized gains on investments	—
Total distributions	(0.92)

Net asset value, end of period	$35.55

Total return (C)	33.93	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$882
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.95	% (G)
Expenses, net waiver and reimbursement (F)	2.95	% (G)
Net investment income (loss), before waiver and reimbursement (F,H)	(0.83	)% (G)
Net investment income (loss), net waiver and reimbursement (F,H)	(0.83	)% (G)
Portfolio turnover rate	13%

	Class I
	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017
Net asset value, beginning of year	$27.78		$32.23	$31.29	$29.90		$28.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.38)		(0.07)	0.04	(0.09)		(0.18)
Net realized and unrealized gain (loss) on investments	10.33		(2.70)	1.90	2.54		2.09
Total from investment operations	9.95		(2.77)	1.94	2.45		1.91

LESS DISTRIBUTIONS:
From net investment income	(1.32)		(1.68)	(0.53)	—		(0.38)
From return of capital	(0.00	) (I)	—	—	—		—
From net realized gains on investments	—		—	(0.47)	(1.06)		(0.17)
Total distributions	(1.32)		(1.68)	(1.00)	(1.06)		(0.55)

Net asset value, end of year	$36.41		$27.78	$32.23	$31.29		$29.90

Total return (C)	36.78%		(9.25)%	6.42%	8.10	% (D)	6.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,377,768		$2,476,317	$4,096,347	$3,325,775		$1,880,087
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.97%		1.94%	1.94%	1.90%		1.89%
Expenses, net waiver and reimbursement (F)	1.97%		1.94%	1.93%	1.89%		1.88%
Net investment income (loss), before waiver and reimbursement (F,H)	(1.21)%		(0.22)%	0.11%	(0.31)%		(0.59)%
Net investment income (loss), net waiver and reimbursement (F,H)	(1.21)%		(0.22)%	0.12%	(0.29)%		(0.58)%
Portfolio turnover rate	13%		54%	19%	12%		4%

(A)	The Catalyst/Millburn Hedge Strategy Fund Class C-1 shares commenced operations on October 30, 2020.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(I)	Amount is less than $0.005.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the		For the		For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended		Year Ended		Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016 (A)
Net asset value, beginning of year/period	$9.64		$9.87	$10.30		$11.54		$10.14		$9.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (C)	0.01		0.08	0.09		0.04		0.03		0.01
Net realized and unrealized gain on investments	1.78		0.28	0.34		0.19		1.44		0.18
Total from investment operations	1.79		0.36	0.43		0.23		1.47		0.19

LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.09)	(0.09)		(0.02)		(0.04)		—
From net realized gains on investments	(0.15)		(0.50)	(0.77)		(1.45)		(0.03)		(0.01)
Total distributions	(0.19)		(0.59)	(0.86)		(1.47)		(0.07)		(0.01)

Paid-in-Capital From Redemption Fees (C)	—		—	—		—		—		0.01

Net asset value, end of year/period	$11.24		$9.64	$9.87		$10.30		$11.54		$10.14

Total return (D)	18.71%		3.51%	5.01	% (E)	2.15	% (G)	14.57	% (F)	2.03	% (F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$23,714		$17,787	$16,053		$16,320		$14,746		$11,307
Ratios to average net assets (including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	1.83%		2.03%	2.27%		2.14	% (I)	2.93%		3.04%
Expenses, net waiver and reimbursement (J)	1.48%		1.54%	1.55%		1.45	% (I)	1.45%		1.45%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (J,K)	(0.27)%		0.28%	0.19%		(0.01	)% (I)	(1.19)%		(1.45)%
Net investment income, net waiver and reimbursement (J,K)	0.08%		0.77%	0.91%		0.69	% (I)	0.29%		0.14%
Portfolio turnover rate	32%		138%	137%		163	% (G)	160%		89%

	Class C
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended		Period Ended
	June 30, 2021		June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017 (B)
Net asset value, beginning of year/period	$9.48		$9.74	$10.21		$11.50		$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	(0.07)		—	0.01		—		(0.02)
Net realized and unrealized gain on investments	1.75		0.28	0.34		0.19		0.60
Total from investment operations	1.68		0.28	0.35		0.19		0.58

LESS DISTRIBUTIONS:
From net investment income	—		(0.04)	(0.05)		(0.03)		—
From net realized gains on investments	(0.15)		(0.50)	(0.77)		(1.45)		—
Total distributions	(0.15)		(0.54)	(0.82)		(1.48)		—

Net asset value, end of year/period	$11.01		$9.48	$9.74		$10.21		$11.50

Total return (D)	17.86	% (E)	2.67%	4.23	% (E)	1.77	% (G)	5.31	% (G)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$4,720		$3,337	$1,530		$769		$192
Ratios to average net assets (including dividend and interest expense) (H)
Expenses, before waiver and reimbursement (J)	2.58%		2.78%	3.02%		2.97	% (I)	2.64	% (I)
Expenses, net waiver and reimbursement (J)	2.23%		2.29%	2.30%		2.20	% (I)	2.20	% (I)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(1.02)%		(0.52)%	(0.61)%		(0.75	)% (I)	(1.07	)% (I)
Net investment income (loss), net waiver and reimbursement (J,K)	(0.67)%		(0.03)%	0.11%		0.02	% (I)	(0.63	)% (I)
Portfolio turnover rate	32%		138%	137%		163	% (G)	160	% (G)

(A)	The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Total returns prior to the Fund’s inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(G)	Not annualized.

(H)	Ratios to average net assets (excluding dividend and interest expense) (Class A)

Expenses, before waiver and reimbursement (J)	1.83%	1.97%	2.19%	2.14%		2.93%		1.45%

Expenses, net waiver and reimbursement (J)	1.48%	1.48%	1.47%	1.45%		1.45%		1.45%

Ratios to average net assets (excluding dividend and interest expense) (Class C)

Expenses, before waiver and reimbursement (J)	2.58%	2.72%	2.94%	2.97	% (I)	2.64	% (I)

Expenses, net waiver and reimbursement (J)	2.23%	2.23%	2.22%	2.20	% (I)	2.20	% (I)

(I)	Annualized.

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Buffered Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the	For the		For the		For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended		Year Ended		Year Ended
	June 30, 2021		June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016
Net asset value, beginning of year/period	$9.70		$9.93	$10.36		$11.61		$10.18		$9.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.03		0.09	0.12		0.06		0.06		0.04
Net realized and unrealized gain on investments	1.80		0.29	0.34		0.19		1.45		0.17
Total from investment operations	1.83		0.38	0.46		0.25		1.51		0.21

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.11)	(0.12)		(0.05)		(0.05)		—
From net realized gains on investments	(0.15)		(0.50)	(0.77)		(1.45)		(0.03)		(0.01)
Total distributions	(0.21)		(0.61)	(0.89)		(1.50)		(0.08)		(0.01)

Paid-in-Capital From Redemption Fees	—		—	—		—		—		0.01

Net asset value, end of year/period	$11.32		$9.70	$9.93		$10.36		$11.61		$10.18

Total return (B)	19.07	% (C)	3.74%	5.27	% (C)	2.30	% (E)	14.95	% (D)	2.23	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$60,463		$32,703	$13,629		$13,858		$14,036		$11,202
Ratios to average net assets(including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (H)	1.58%		1.78%	2.02%		1.87	% (G)	2.68%		3.01%
Expenses, net waiver and reimbursement (H)	1.23%		1.29%	1.30%		1.20	% (G)	1.20%		1.20%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (H,I)	(0.04)%		0.46%	0.44%		0.25	% (G)	(0.95)%		(1.43)%
Net investment Income, net waiver and reimbursement (H,I)	0.31%		0.95%	1.16%		0.93	% (G)	0.53%		0.38%
Portfolio turnover rate	32%		138%	137%		163	% (E)	160%		89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the manager not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(E)	Not annualized.

(F)	Ratios to average net assets (excluding dividend and interest expense)

Expenses, before waiver and reimbursement	1.58%	1.72%	1.94%	1.87	% (G)	2.68%	3.01%

Expenses, net waiver and reimbursement	1.23%	1.23%	1.22%	1.20	% (G)	1.20%	1.20%

(G)	Annualized.

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2021	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open- end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-eight series. These financial statements include the following eight series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst/Millburn Dynamic Commodity Strategy Formerly, Catalyst Hedged Commodity Strategy Fund (“Dynamic Commodity”)		Long term capital appreciation. Prior to June 1, 2021 Long term capital appreciation largely independent from global equity markets .
Catalyst/Warrington Strategic Program (“Warrington”)	Warrington Asset Management, LLC	Long term capital appreciation
Catalyst Systematic Alpha (“Systematic Alpha”)		Long term capital appreciation
Catalyst/Teza Algorithmic Allocation Fund Formerly, Catalyst/Teza Algorithmic Allocation Income Fund (“Teza”)	Teza Capital Management, LLC	Long term capital appreciation
Catalyst Multi Strategy (“Multi Strategy”)	Caddo Capital Management, LLC	Long-term capital appreciation.
EAVOL Nasdaq-100 Volatility Overlay Formerly, Catalyst/Exceed Defined Risk Fund (“EAVOL”)	Equity Armor	Long term capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy”)	Millburn Ridgefield Corp.	Long-term capital appreciation.
Catalyst Buffered Shield Formerly, Catalyst/Exceed Defined Shield Fund (“Buffered Shield”)	Exceed Advisory LLC	Long-term capital appreciation

Teza is a non-diversified. Dynamic Commodity, Warrington, Systematic Alpha, Multi Strategy, EAVOL, Millburn Hedge Strategy and Buffered Shield are diversified series of the Trust.

Effective October 1, 2020, the Catalyst/Exceed Defined Risk Fund changed its name to the EAVOL NASDAQ-100 Volatility Overlay Fund and the Catalyst/Teza Algorithmic Allocation Income Fund changed its name to the Catalyst/Teza Algorithmic Allocation Fund.

Effective December 31, 2020, the Catalyst/Exceed Defined Shield Fund changed its name to the Catalyst Buffered Shield Fund.

Effective June 1, 2021, the Catalyst Hedged Commodity Strategy Fund changed its name to the Catalyst/Millburn Dynamic Commodity Strategy Fund.

The Catalyst/Millburn Hedge Strategy Fund Class C-1 shares commenced operations on October 30, 2020.

Currently, each Fund offers Class A, Class C and Class I shares and Millburn Hedge Strategy offers Class C-1 shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies “and Accounting Standards Update (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by

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June 30, 2021	ANNUAL REPORT

the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – Warrington invests a portion of its assets in the Prime Meridian Fund. The Prime Meridian Fund measures its investment assets at fair value, and reports a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with ASC 820, Warrington has elected to apply the practical expedient to value its investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian Fund based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As a limited partner in the Prime Meridian Fund, Warrington is limited in the amounts that can be redeemed. Redemptions are monthly and instructions for redemptions must be made 30 days in advance of the month end in which Warrington would like to redeem. Warrington has elected to receive their pro rata shares of principal and interest payments that are subsequently received by the Partnership to the Notes it holds by redemption of Prime Meridian shares.

As of June 30, 2021, the investment of Warrington in the Prime Meridian Fund is valued at the NAV of the Prime Meridian Fund. The Prime Meridian Fund invests in loans issued by LendingClub Corporation, Prosper, Share States and SoFi, and values its underlying investments in accordance with policies established by the General Partner of Prime Meridian Fund, which ordinarily values holdings using an income approach. The General Partner estimated fair value of the holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. Warrington has no unfunded commitments to purchase Prime Meridian Fund.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021, for each Fund’s assets and liabilities measured at fair value:

Dynamic Commodity
Assets (a)	Level 1	Level 2	Level 3	Total
Common Stocks	$2,196,136	$—	$—	$2,196,136
Exchange Traded Funds	3,700,927	—	—	3,700,927
U.S. Government & Agencies	—	1,699,864	—	1,699,864
Short-Term Investments	3,098,248	—	—	3,098,248
Total Assets	$8,995,311	$1,699,864	$—	$10,695,175
Derivatives
Assets
Futures Contracts(b)	$372,682	$—	$—	$372,682
Liabilities
Future Contracts(b)	(148,567)	—	—	(148,567)
Total Derivatives	$224,115	$—	$—	$224,115

Warrington
Assets(a)	Level 1	Level 2	Level 3	NAV Practical Expedient (c)	Total
Private Investment Fund (d)	$—	$—	$—	$6,675,064	$6,675,064
Short-Term Investments	5,378,117	—	—	—	5,378,117
Put Options Purchased	220,725	—	—	—	220,725
Total Assets	$5,598,842	$—	$—	$6,675,064	$12,273,906
Derivatives
Liabilities
Call Options Written (a)	$(4,050)	$—	$—	$—	$(4,050)
Put Options Written (a)	(182,250)	—	—	—	(182,250)
Total Derivatives	$(186,300)	$—	$—	$—	$(186,300)

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Systematic Alpha
Assets(a)	Level 1	Level 2	Level 3	Total
Short-Term Investments	$2,240,949	$—	$—	$2,240,949
Total Assets	$2,240,949	$—	$—	$2,240,949
Derivative
Assets
Total Return Swap(b)	$—	$334,469	$—	$334,469
Total Derivatives	$—	$334,469	$—	$334,469

Teza
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,359,249	$—	$—	$3,359,249
Short-Term Investments	156,098	—	—	156,098
U.S. Government & Agencies	—	399,968	—	399,968
Total Assets	$3,515,347	$399,968	$—	$3,915,315
Derivatives
Assets
Futures Contracts(b)	$5,313	$—	$—	$5,313
Liabilities
Futures Contracts(b)	$(3,231)	$—	$—	$(3,231)
Total Derivatives	$2,082	$—	$—	$2,082

Multi Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,242,025	$—	$—	$1,242,025
Open Ended Fund	472,242	—	—	472,242
REITs	876,631	—	—	876,631
Short-Term Investments	925,864	—	—	925,864
Total Assets	$3,516,762	$—	$—	$3,516,762
Derivatives
Assets
Futures Contracts (b)	$20,862	$—	$—	$20,862
Liabilities
Futures Contracts (b)	$(10,393)	$—	$—	$(10,393)
Total Derivatives	$10,469	$—	$—	$10,469

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

EAVOL
Assets(a)	Level 1	Level 2	Level 3	Total
Common Stock	$8,376,520	$—	$—	$8,376,520
Exchange Traded Funds	3,429,819	—	—	3,429,819
Collateral for Securities Loaned	—	3,392,164	—	3,392,164
Money Market Fund	1,339,619	—	—	1,339,619
Total Assets	$13,145,958	$3,392,164	$—	$16,538,122
Derivatives (a)
Assets
Call Options Purchased	$28,365	$—	$—	$28,365
Futures Contracts(b)	8,483	—	—	8,483
Liabilities
Put Options Written	$(276)	—	—	$(276)
Futures Contracts(b)	(52,222)	—	—	(52,222)
Total Derivatives	$(15,650)	$—	$—	$(15,650)
Millburn Hedge Strategy
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,420,408,936	$—	$—	$1,420,408,936
United States Government Securities	—	854,483,184	—	854,483,184
Total Assets	$1,420,408,936	$854,483,184	$—	$2,274,892,120
Derivatives
Assets
Futures Contracts (b)	$39,867,963	$—	$—	$39,867,963
Forward Contracts (b)	—	121,649,852	—	121,649,852
Liabilities
Futures Contracts (b)	$(10,318,603)	$—	$—	$(10,318,603)
Forward Contracts (b)	—	(195,710,395)	—	(195,710,395)
Total Derivatives	$29,549,360	$(74,060,543)	$—	$(44,511,183)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Buffered Shield
Assets(a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$70,803,705	$—	$—	$70,803,705
Corporate Bonds	—	10,212,389	—	10,212,389
Call Options Purchased	2,025,262	5,386,623	—	7,411,885
Put Options Purchased	859,085	255,525	—	1,114,610
Total Assets	$73,688,052	$15,854,537	$—	$89,542,589
Derivatives
Liabilities (a)
Call Options Written	$(748,028)	$(152,452)	$—	$(900,480)
Put Options Written	(1,324,938)	(686,031)	—	(2,010,969)
Total Liabilities	$(2,072,966)	$(838,483)	$—	$(2,911,449)

The Funds did not hold any Level 3 securities during the year.

(a)	Refer to the Schedule of Investments for security details.

(b)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

(c)	Investment in a private company is measured based upon NAV practical expedient to determine fair value and is not required to be categorized in the fair value hierarchy.

(d)	Management has adopted ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) — a consensus of the Emerging Issues Task Force, issued on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2021, Dynamic Commodity, Warrington, EAVOL and Buffered Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. For the year ended June 30, 2021, Dynamic Commodity, Teza, Multi Strategy, EAVOL and Millburn Hedge Strategy invested in futures.

Swap Agreements – Systematic Alpha has entered into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre- determined investments or instruments.

Forward Currency Contracts – The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the unrealized appreciation to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Dynamic Commodity-CFC), CSACS Fund Limited (Systematic – CFC), CAMFMSF Fund Limited (Multi Strategy-CFC), CMHSF Fund Limited (Millburn-CFC) and CTAAIF Fund Limited (Teza – CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Dynamic Commodity, Systematic Alpha, Multi Strategy, Millburn Hedge Strategy and Teza, which include the accounts of Dynamic Commodity-CFC, Systematic-CFC, Multi Strategy-CFC, Millburn-CFC respectively and Teza CFC, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

A summary of each Fund’s investment in its respective CFC is as follows:

	Inception Date of	CFC Net Assets as of	% of Net Assets as of
	CFC	June 30, 2021	June 30, 2021
Dynamic Commodity – CFC	6/25/2015	$2,003,043	15.81%
Systematic – CFC	12/19/2017	556,819	19.52%
Teza - CFC	1/2/2020	467,854	7.48%
Multi Strategy – CFC	6/25/2015	845,099	18.80%
Millburn Hedge Strategy - CFC	11/2/2015	185,360,588	6.14%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Derivatives Risk – The use of derivative instruments, such as forwards, futures, options and swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed- income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2021, were as follows:

			Location of derivatives on Statements of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
Dynamic Commodity
	Futures	Commodity	Futures unrealized appreciation	$372,682
			Totals	$372,682

	Futures	Commodity	Futures unrealized depreciation	$148,567
			Totals	$148,567

Warrington
	Put options purchased	Equity	Investments in securities, at value	$220,725
	Call options written	Equity	Options written, at value	(4,050)
	Put options written	Equity	Options written, at value	(182,250)
			Totals	$34,425

Systematic Alpha
	Swap Contracts	Commodity	Unrealized appreciation on swaps	$334,469
			Totals	$334,469
Teza
	Futures	Commodity	Futures unrealized appreciation	5,313
			Totals	$5,313

	Futures	Commodity	Futures unrealized depreciation	$(3,231)
			Totals	$(3,231)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

			Location of derivatives on Statements of	Fair value of asset/liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
Multi Strategy
	Futures	Equity	Futures unrealized appreciation	$12,143
		Commodity	Futures unrealized appreciation	738
		Interest Rate	Futures unrealized appreciation	7,981
			Total	$20,862

	Futures	Equity	Futures unrealized depreciation	$(8,085)
		Commodity	Futures unrealized depreciation	(2,086)
		Interest Rate	Futures unrealized depreciation	(222)

EAVOL
	Call Options Purchased	Equity	Investments in securities, at value	$28,365
	Put Options Written	Equity	Options written, at value	(276)
	Futures Contracts	Equity	Futures unrealized appreciation	8,483
	Futures Contracts	Equity	Futures unrealized depreciation	(52,222)
			Totals	$(15,650)

Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$9,886,247
	Futures Contracts	Equity	Futures unrealized appreciation	5,327,043
	Futures Contracts	Interest Rate	Futures unrealized appreciation	$24,654,673
			Totals	39,867,963

	Futures Contracts	Commodity	Futures unrealized depreciation	$(8,903,245)
	Futures Contracts	Equity	Futures unrealized depreciation	(1,167,497)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(247,861)
			Totals	$(10,318,603)

	Forward Currency Contract	Currency	Unrealized appreciation on forward currency exchange contracts	$121,649,852
	Forward Currency Contract	Currency	Unrealized depreciation on forward currency exchange contracts	$(195,710,395)
			Totals	(74,060,543)
Buffered Shield
	Call options purchased	Equity	Investments in securities, at value	$7,411,885
	Put options purchased	Equity	Investments in securities, at value	1,114,610
	Call options written	Equity	Options written, at value	(900,480)
	Put options written	Equity	Options written, at value	(2,010,969)
			Totals	$5,615,046

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2021, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Dynamic Commodity
	Options purchased	Commodity	Net realized loss from options purchased	$(26,197,996)
	Options written	Commodity	Net realized gain from options written	24,309,145
	Futures	Commodity	Net realized loss on futures	(2,260,227)
	Options purchased	Commodity	Net change in unrealized appreciation on options purchased	6,924,107
	Options written	Commodity	Net change in unrealized depreciation on options written	(6,043,691)
	Futures	Commodity	Net change in unrealized appreciation on futures	224,115
			Totals	$(3,044,547)
Warrington
	Options purchased	Equity	Net realized loss from options purchased	$(48,703,320)
	Options written	Equity	Net realized gain from options written	52,057,890
	Futures	Equity	Net realized gain from futures	2,101,211
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(700)
	Options written	Equity	Net change in unrealized appreciation on options written	183,850
	Futures	Equity	Net change in unrealized appreciation on futures	70,082
			Totals	$5,709,013
Systematic Alpha
	Swap Contracts	Commodity	Net realized gain from swaps	$275,806

	Swap Contracts	Commodity	Net change in unrealized appreciation on swaps	538,432
			Totals	$814,238
Teza
	Futures	Equity	Net realized gain from futures	$322,709
		Commodity	Net realized gain from futures	220,537
		Interest	Net realized loss from futures	(563,063)
		Equity	Net change in unrealized depreciation on futures	(34,863)
		Commodity	Net change in unrealized appreciation on futures	22,886
		Interest	Net change in unrealized depreciation on futures	(75,275)
			Totals	$(107,069)
Multi Strategy
	Futures	Equity	Net realized gain from futures	$28,379
		Commodity	Net realized gain from futures	192,786
		Currency	Net realized gain from futures	21,994
		Interest Rate	Net realized loss from futures	(4,154)
	Futures	Equity	Net change in unrealized appreciation on futures	11,933
		Commodity	Net change in unrealized depreciation on futures	(8,509)
		Interest Rate	Net change in unrealized appreciation on futures	637
			Totals	$243,066
EAVOL
	Options purchased	Equity	Net realized gain from options purchased	$166,218
	Options written	Equity	Net realized gain from options written	82,316
	Futures	Equity	Net realized loss from futures	(785,070)
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	223,547
	Options written	Equity	Net change in unrealized depreciation on options written	(84,475)
	Futures	Equity	Net change in unrealized depreciation on futures	(43,739)
			Totals	$(441,203)
Millburn Hedge Strategy
	Futures	Commodity	Net realized loss from futures	$93,637,488
		Equity	Net realized gain from futures	424,841,896
		Interest Rate	Net realized loss from futures	(111,158,892)
	Forward Contracts	Currency	Net realized gain on forward contracts	48,285,190
	Futures	Commodity	Net change in unrealized appreciation on futures	1,535,598
		Equity	Net change in unrealized depreciation on futures	(7,686,269)
		Interest Rate	Net change in unrealized appreciation on futures	2,053,715
	Forward Contracts	Currency	Net change in unrealized depreciation on forward contracts	(66,202,560)
			Totals	$385,306,166
Buffered Shield
	Options purchased	Equity	Net realized loss from options purchased	$2,457,105
	Options written	Equity	Net realized gain from options written	4,252,476
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	2,116,573
	Options written	Equity	Net change in unrealized appreciation on options written	3,119,119
			Totals	$11,945,273

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The notional value of derivative instruments outstanding as of June 30, 2021, as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2021:

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
						Cash
		Gross Amounts of	Derivatives available for		Financial Instruments	Collateral
Dynamic Commodity	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Pledged	Net Amount
Description of Asset:
Futures Contracts	Goldman Sachs	$372,682	$(148,567)	$224,115	—	$—	$224,115
Total		$372,682	$(148,567)	$224,115	—	$—	$224,115

						Cash
		Gross Amounts of	Derivatives available for		Financial Instruments	Collateral
	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Description of Liability:
Futures Contracts	Goldman Sachs	$(148,567)	$148,567	$—	—	$—	$—
Total		$(148,567)	$148,567	$—	—	$—	$—

						Cash
		Gross Amounts of	Derivatives available for		Financial Instruments	Collateral
Warrington	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Description of Asset:
Options Purchased Contracts	ADM	$98,100	$(82,800)	$15,300	$—	$—	$15,300
Options Purchased Contracts	EDF Man	122,625	(103,500)	19,125	—	—	19,125
Total		$220,725	$(186,300)	$34,425	$—	$—	$34,425

						Cash
		Gross Amounts of	Derivatives available for		Financial Instruments	Collateral
Description of Liability:	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities	Pledged	Received	Net Amount
Options Written Contracts	ADM	$(82,800)	$82,800	$—	$—	$—	$—
Options Written Contracts	EDF Man	(103,500)	103,500	—	—	—	—
Total		$(186,300)	$186,300	$—	$—	$—	$—

Systematic Alpha
						Cash
		Gross Amounts of	Derivatives available for		Financial Instruments	Collateral
Description of Asset:	Counterparty	Recognized Assets	Offset	Net Amounts of Assets	Pledged	Pledged	Net Amount
Total Return Swap	BNP Paribas	$334,469 (1)	$—	$334,469	$—	$—	$334,469
Total		$334,469	$—	$334,469	$—	$—	$334,469

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Teza	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Description of Asset:
Futures Contracts	StoneX	$5,313	$(3,231)	$2,082	$—	$—	$2,082
Total		$5,313	$(3,231)	$2,082	$—	$—	$2,082

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Futures Contracts	StoneX	$(3,231)	$(3,231)	$—	$—	$—	$—
Total		$(3,231)	$(3,231)	$—	$—	$—	$—

Multi Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Futures Contracts	RJ O’Brien	$20,862	$(10,393)	$10,469	$—	$—	$10,469
Total		$20,862	$(10,393)	$10,469	$—	$—	$10,469

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Futures Contracts	RJ O’Brien	$(10,393)	$10,393	$—	$—	$—	$—
Total		$(10,393)	$10,393	$—	$—	$—	$—

EAVOL
		Gross Amounts of	Derivatives available		Financial	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Instruments	Received	Net Amount
Options Purchased Contracts	Wedbush	$28,365	$(276)	$28,089	$—	$—	$28,089
Futures Contracts	Wedbush	8,483	(8,483)	—	—	—	—
Total		$36,848	$(8,759)	$28,089	$—	$—	$28,089

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Options Written Contracts	Wedbush	$(276)	$276	$—	$—	$—	$—
Futures Contracts	Wedbush	(52,222)	8,483	(43,739)	—	—	(43,739)
Total		$(52,498)	$8,759	$(43,739)	$—	$—	(43,739)

Millburn Hedge Strategy
					Financial
		Gross Amounts of	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets	Pledged	Received	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$12,462,292	$(6,082,704)	$6,379,588	$—	$—	$6,379,588
Futures Contracts	Deutsche Bank	10,438,477	(1,416,514)	9,021,963	—	—	9,021,963
Futures Contracts	Goldman Sachs	16,967,194	(2,819,385)	14,147,809	—	—	14,147,809
Forward Contracts	Bank of America Merrill Lynch	83,084,636	(83,084,636)	—	—	—	—
Forward Contracts	Deutsche Bank	38,565,216	(38,565,216)	—	—	—	—
Total		$161,517,815	$(131,968,455)	$29,549,360	$—	$—	$29,549,360

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Futures Contracts	Bank of America Merrill Lynch	$(6,082,704)	$6,082,704	$—	$—	$—	$—
Futures Contracts	Deutsche Bank	(1,416,514)	1,416,514	—	—	—	—
Futures Contracts	Goldman Sachs	(2,819,385)	2,819,385	—	—	—	—
Forward Contracts	Bank of America Merrill Lynch	(123,504,014)	83,084,636	(40,419,378)	—	—	(40,419,378)
Forward Contracts	Deutsche Bank	(72,206,381)	38,565,216	(33,641,165)	—	—	(33,641,165)
Total		$(206,028,998)	$131,968,455	$(74,060,543)	$—	$—	$(74,060,543)

Buffered Shield
		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Asset:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Options Purchased Contracts	StoneX	$8,526,495	$(2,911,449)	$5,615,046	$—	$—	$5,615,046
Total		$8,526,495	$(2,911,449)	$5,615,046	$—	$—	$5,615,046

		Gross Amounts of			Financial
		Recognized	Derivatives available		Instruments	Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities	Pledged	Pledged	Net Amount
Options Written Contracts	StoneX	$(2,911,449)	$2,911,449	$—	$—	$—	$—
Total		$(2,911,449)	$2,911,449	$—	$—	$—	$—

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

b)       Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Dynamic Commodity	Goldman Sachs	$1,622,334
Warrington	ADM	42,255,693
	ED&F Man	42,220,805
	Gain Capital	13,622
	Rosenthal Collins Group	880
	Wedbush	413
Teza	StoneX	1,298,822
Multi Strategy	RJ O’Brien	235,551
EAVOL	Wedbush	1,494,564
Millburn Hedge Strategy	Bank of America Merrill Lynch	94,135,130
	Deutsche Bank	37,559,823
	Goldman Sachs	104,516,401
Buffered Shield	StoneX	181,661

c)       Investment Companies – EAVOL, Millburn Hedge Strategy and Buffered Shield concentrate their investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed- end funds and ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the manager and/or sub-adviser expect the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

d)       Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2021, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2021, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2018-2020 for the Funds) or expected to be taken in 2021 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)       Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

g)       Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Hedged Commodity	Annually	Annually
Warrington	Annually	Annually
Systematic Alpha	Annually	Annually
Teza	Monthly	Annually
Multi Strategy	Annually	Annually
EAVOL	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Buffered Shield	Annually	Annually

h)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

i)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

j)        Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A shares for certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2020, there were CDSC fees of $9,419 paid by shareholders of Warrington. There were no CDSC fees paid by the shareholders of Hedged Commodity, Systematic Alpha, Teza, Multi Strategy, EAVOL, Millburn Hedge Strategy and Exceed Buffered Shield.

k)       Forward Exchange Contracts – Millburn Hedge Strategy has entered into a foreign exchange contract agreement with Bank of America Merrill Lynch and Deutsche Bank as a part of its investment strategy. When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

l)        Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)      Distributions from REITS – Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2021, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Sales Proceeds of
	Government	Government	U.S. Government	U.S. Government
Fund	Securities)	Securities)	Securities	Securities
Dynamic Commodity	$6,619,426	$657,725	$—	$—
Warrington	—	10,554,301	—	—
Systematic Alpha	2,080,666	4,495,092	—	—
Teza (a)	—	—	—	—
Multi Strategy	2,091,770	747,503	—	—
EAVOL	20,775,429	19,822,136	—	—
Millburn Hedge Strategy	176,868,888	767,774,147	1,369,739,975	1,481,877,461
Buffered Shield	54,279,244	19,483,690	—	—

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the limitation shown in the table below, and is based on the Funds’ average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement does not cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

During the years ended June 30, 2021 the Advisor reimbursed the Warrington Fund for Litigation Expenses from the class action lawsuit.

For the year ended June 30, 2021, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

						Management
						Fees Waived/
	Management	Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	CL I	Expires	Reimbursed
Dynamic Commodity (a)	1.75%	2.24%	2.99%	1.99%	10/31/2021	$127,495
Warrington	1.75%	N/A	N/A	N/A	N/A	—
Systematic Alpha	1.50%	2.02%	2.77%	1.77%	10/31/2021	107,610
Teza	1.90%	2.24%	2.99%	1.99%	10/31/2021	120,144
Multi Strategy	1.75%	2.27%	3.02%	2.02%	10/31/2021	113,505
EAVOL (b)	1.25%	1.74%	2.49%	1.49%	10/31/2021	131,835
Millburn Hedge Strategy	1.75%	N/A	N/A	N/A	N/A	—
Buffered Shield	1.25%	1.48%	2.23%	1.23%	10/31/2021	244,502

	Recapture Expires
	June 30,
Fund	2022	2023	2024
Dynamic Commodity	$79,789	$92,999	$127,495
Warrington	—	—	—
Systematic Alpha	90,670	95,528	107,610
Teza	—	68,243	120,144
Multi Strategy	105,770	112,040	113,505
EAVOL (b)	139,626	137,883	131,835
Millburn Hedge Strategy	500,984	—	—
Buffered Shield	220,559	209,222	244,502

(a)	Prior to June 1, 2021 the expense limitations were 2.27%, 3.02%, and 2.02% for Cl A, Cl C and CL I shares, respectively.

(b)	Prior to October 1, 2020 the expense limitations were 1.53%, 2.28%, and 1.28% for Cl A, Cl C and CL I shares, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C and C-1 shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C and C-1 shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C and C-1 shares. Catalyst Mutual Funds Distributors, LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutual Funds Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (“Management Services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2021 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) - an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

For the year ended June 30, 2021, the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C	Class C-1
Dynamic Commodity	$11,471	$39,636	N/A
Warrington	56,409	247,058	N/A
Systematic Alpha	372	1,817	N/A
Teza	198	9	N/A
Multi Strategy	136	1,169	N/A
EAVOL	4,446	19,694	N/A
Millburn Hedge Strategy	739,518	3,161,495	147
Buffered Shield	50,171	41,470	N/A

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Dynamic Commodity	$10,763,289	$104,631	$(150,434)	$(45,803)
Warrington	11,973,952	1,373,065	(1,259,411)	113,654
Systematic Alpha	2,240,949	759,673	(425,204)	334,469
Teza	3,808,600	114,513	(6,871)	107,642
Multi Strategy	3,301,874	257,832	(34,334)	223,498
EAVOL	14,916,360	1,710,289	(60,438)	1,649,851
Millburn Hedge Strategy	1,761,637,755	609,988,626	(5,394,423)	604,594,203
Buffered Shield	81,026,304	6,098,537	(493,701)	5,604,836

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following periods was as follows:

For year ended	Ordinary	Long-Term	Return of
6/30/2021	Income	Capital Gains	Capital	Total
Dynamic Commodity	$—	$—	$—	—
Warrington	—	—	—	—
Systematic Alpha	545,501	—	—	545,501
Teza	447,298	—	6,009	453,307
Multi Strategy	64,331	—	—	64,331
EAVOL	39,770	768	51,913	92,451
Millburn Hedge Strategy	107,327,453	—	326,198	107,653,651
Buffered Shield	1,134,465	123,927	—	1,258,392

For year/period ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Dynamic Commodity	$—	$—	$—	—
Warrington	—	—	—	—
Systematic Alpha	43,200	—	—	43,200
Teza (a)	—	—	—	—
Multi Strategy	150,241	—	28,684	178,925
EAVOL	902,147	—	—	902,147
Millburn Hedge Strategy	261,149,084	—	—	261,149,084
Buffered Shield	2,024,714	—	—	2,024,714

(a)	Fund commenced operations on December 31, 2019

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dynamic Commodity	$—	$—	$(190,743)	$(258,736)	$—	$(45,803)	$(495,282)
Warrington	—	—	(6,474)	(1,010,716,454)	—	113,654	(1,010,609,274)
Systematic Alpha	263,040	—	—	(169,236)	—	334,469	428,273
Teza	—	—	(106,177)	(973,493)	—	107,642	(972,028)
Multi Strategy	122,078	—	—	(210,578)	—	224,000	135,500
EAVOL	—	—	(73,014)	(315,573)	—	1,649,851	1,261,264
Millburn Hedge Strategy	—	—	—	(376,170,948)	—	529,449,968	153,279,020
Buffered Shield	10,194,225	56,665	—	—	(5,910,429)	5,604,836	9,945,297

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on non-equity options and future contracts and forward foreign currency contracts and tax adjustments for partnerships. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses). In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Dynamic Commodity	$190,743
Warrington	6,474
Systematic Alpha	—
Teza	106,177
Multi Strategy	—
EAVOL	73,014
Millburn Hedge Strategy	—
Buffered Shield	—

At June 30, 2021, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as well as capital loss carryforwards utilized as follows:

	Short-Term	Long-Term	CLCF Utilized	Total
Dynamic Commodity	$46,470	$212,266	$—	$258,736
Warrington	402,240,063	608,476,391	—	1,010,716,454
Systematic Alpha	89,335	79,901	27,555	169,236
Teza	672,939	300,554	—	973,493
Multi Strategy	210,578	—	—	210,578
EAVOL	—	315,573	—	315,573
Millburn Hedge Strategy	276,102,633	100,068,315	—	376,170,948
Buffered Shield	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, the reclassification of Fund distributions, and accumulated losses from the Funds’ wholly owned subsidiaries, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Dynamic Commodity	$(3,733,980)	$3,733,980
Warrington	(1,759,888)	1,759,888
Systematic Alpha	—	—
Teza	(6,984)	6,984
Multi Strategy	28,684	(28,684)
EAVOL	(30,783)	30,783
Millburn Hedge Strategy	(599,196)	599,196
Buffered Shield	—	—

(6)	LINE OF CREDIT

Currently, the Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Prior to January 28, 2021 the Funds had a $250,000,000 uncommitted line of credit. Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2021, Dynamic Commodity, Warrington, Teza, Multi Strategy, Millburn Hedged Strategy and Buffered Shield did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2021
Dynamic Commodity	$—	$—	—	$—
Warrington	—	—	—	—
Systematic Alpha	88,500	8	3.25%	—
Teza	—	—	—	—
Multi Strategy	—	—	—	—
EAVOL	544,382	147	3.25%	—
Millburn Hedge Strategy	—	—	—	—
Buffered Shield	—	—	—	—

(1)	Includes only Interest Expense for the year ended June 30, 2021 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Buffered Shield will be directly affected by the performance of the PGIM Ultra Short Bond ETF. The financial statements of the PGIM Ultra Short Bond ETF, including the Schedule of Investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2021, the percentage of Buffered Shield’s net assets invested in PGIM Ultra Short Bond ETF were 26.8%, respectively.

The performance of Systematic Alpha will be directly affected by the performance of the First American Government Obligations Portfolio - Institutional Class. The financial statements of the First American Government Obligations Portfolio - Institutional Class, including the Schedule of Investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2021, the percentage of Systematic Alpha’s net assets invested in First American Government Obligations Portfolio - Institutional Class were 78.5%, respectively.

(8)	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2021:

			Percentage of Total
Fund	Market Value of Loaned Securities	Market Value of Collateral	Investment Income
EAVOL *	$3,318,705	$3,392,164	0.90%

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The below table shows the collateral held by the Fund at the end of the year.

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets &	the Statement of Assets	Financial	Cash Collateral
Description	Counterparty	Liabilities	Liabilities	& Liabilities	Instruments	Pledged	Net Amount
EAVOL
Liabilities
Securities Loaned	US Bank	$(3,392,164)	$—	$(3,392,164)	$3,392,164	$—	$—

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Dynamic	Systematic		Multi		Buffered
Owner	Commodity	Alpha	Teza	Strategy	EAVOL	Shield
TD Ameritrade (1)	—	—	—	—	50%	62%
NFS LLC (1)	26%	—	—	—	—	—
Jerry Szilagyi	—	46%	—	—	—	—
Millennium Trust Co. LLC	—	—	—	27%	—	—
NFE LLC (1)	—	—	61%	—	—	—
Mid Atlantic Trust Company (1)	—	—	—	—	—	—

(1)	These owners are comprised of multiple investors and accounts.

(10)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA, AlphaCentric Advisors, LLC or Rational Advisors, Inc or where the Fund has ownership of at least 5% of the underlying positions. Companies which are affiliates of the Funds’ at June 30, 2021, are noted in the Funds’ Portfolios of Investments. Transactions during the year ended June 30, 2021, with companies which are affiliates are as follows:

	Value				Dividend	Change in
	Beginning		Sales	Realized	Interest	Unrealized
Fund Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	Fair Value
Warrington
Prime Meridian Income QP Fund, LP *	$15,744,323	$—	$(10,554,301)	$1,425,862	$—	$59,180	$6,675,064
	$15,744,323	$—	$(10,554,301)	$1,425,862	$—	$59,180	$6,675,064

*	No shares are issued.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

		Share Balance			Share Balance		Dividend	Change in
		Beginning			June 30,	Realized	Interest	Unrealized
Fund	Affiliated Holding	of Year	Purchases	Sales	2021	Gain/Loss	Income	Gain/(Loss)	Fair Value
Systematic Alpha
	Catalyst Enhanced Income Strategy Fund, Cl. I	90,490	2,822	(93,312)	—	$10,143	$26,249	$8,608	$—
	Rational Special Situations Income Fund, Inst Class	68,689	1,323	(70,012)	—	(27,698)	22,946	42,240	—
		159,179	4,145	(163,324)	—	$(17,555)	$49,195	$50,848	$—

Multi Strategy
	AlphaCentric Income Opportunities Fund, Cl. I	4,981	8,626	—	13,607	$1,849	$2,979	$21,912	$158,792
	Catalyst Enhanced Income Strategy Fund, Cl. I	4,242	9,687	—	13,929	—	8,094	516	156,139
	Rational Special Situations Income Fund, Inst Class	2,413	5,548	—	7,961	—	4,859	1,715	157,311
		11,636	23,861	—	35,497	$1,849	$15,932	$24,143	$472,242

(11)	LITIGATION

On April 28, 2017, plaintiffs Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlett filed a putative class action in the United States District Court for the Eastern District of New York, against the Trust, CCA, the Distributor certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs allege, among other things, that the prospectus and other offering materials for the Catalyst/ Warrington Strategic Program Fund contained misrepresentations and omissions regarding the Fund’s investment objective and the risks related to the Fund’s strategy. The complaint seeks (i) class certification; (ii) unspecified relief for damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) rescission. On January 8, 2018, the court appointed co-lead plaintiffs and co-lead counsel. On June 5, 2018, defendants filed a joint motion to dismiss the complaint in its entirety. On March 5, 2019 plaintiffs filed a notice indicating they voluntarily dismissed with prejudice all claims against the portfolio manager. On June 25, 2019, the Court entered a Memorandum of Decision and Order granting defendants’ motion to dismiss the Amended Complaint in its entirety and dismissing all of plaintiffs’ claims with prejudice. In so ruling, the Court stated that with respect to the Fund’s investment objective and options strategies and risks, among other things, it “concurs with the Defendants that no actionable misstatements or omissions occurred.” The case was closed by Judgment dated June 26, 2019. Thereafter, on July 18, 2019, plaintiffs filed a Motion to Alter or Amend Judgment and for Leave to Amend, asking the Court to vacate the Judgment dismissing the case, reconsider its dismissal with prejudice, and/or grant plaintiffs leave to file a second amended complaint (the “Motion to Alter”). Defendants filed their opposition to the Motion to Alter on August 8, 2019 and plaintiffs’ reply was filed on August 22, 2019. On December 2, 2019, an Order was entered by the Court on joint motion of the parties staying the action. Following extensive arm’s-length negotiations and a recommendation by an experienced mediator, the parties agreed in principal to settle all claims in the action for $3,325,000 (the “Settlement”), and a Stipulation of Settlement was executed on March 5, 2020. On March 30, 2020, the Court entered an order (i) preliminarily approving the Settlement and certifying, for settlement purposes only, a class; (ii) preliminarily appointing class representatives and class counsel; (iv) approving notice to the settlement class; and (v) setting a final Settlement hearing date. On July 30, 2020, plaintiff filed motions seeking final approval of the settlement, including releasing all claims and barring future claims against defendants, and requesting attorney fees and expenses and a lead plaintiff award (together, the “Motions”), and thereafter filed a reply in further support of the Motions on August 27, 2020. A fairness hearing was held on September 9, 2020, and orders thereafter were issued finally approving the settlement and plan of allocation and granting the Motions.

On January 27, 2020, CCA and its chief executive officer (collectively, “Catalyst”) reached a settlement with the SEC to resolve allegations in connection with its investigation of risk disclosures related to Catalyst Hedged Futures Strategy Fund (the “Fund”) and Catalyst’s management of the Fund.

Under the terms of the SEC’s cease-and-desist order (“SEC Order”), pursuant to which Catalyst neither admitted nor denied any of the allegations contained therein, CCA agreed to pay a total of $8,908,481 as a rebate of advisory fees and prejudgment interest plus $1.3 million in civil monetary penalties, and its chief executive officer agreed to pay $300,000 in civil monetary penalties.

Pursuant to the terms of the SEC Order, an account was established for the pro-rata distribution of the $10,508,481 in disgorgement of advisory fees, prejudgment interest and civil monetary penalties to the Fund’s shareholders between December 1, 2016 and February 28, 2017 based on each shareholder’s pro rata advisory fees paid during the period. The calculation of these disbursements and the amount paid to each affected shareholder will be submitted to, reviewed and approved by the SEC staff in accordance with the SEC Order.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021	ANNUAL REPORT

The foregoing is a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available at https://www.sec.gov/litigation/admin/2020/ia-5436.pdf.

The remaining pro-rata distribution of $10,302,167 is shown in the Funds Statement of Assets and Liabilities as an offsetting Asset and Liability. The amount is held in cash in a segregated account and the Advisor does not use this balance for trading activities, nor receives additional management fees.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst/Millburn Dynamic Commodity Strategy Fund,

Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst/Teza

Algorithmic Allocation Fund, Catalyst Multi Strategy Fund, EAVOL NASDAQ-100 Volatility Overlay Fund, Catalyst/Millburn Hedge Strategy Fund, and Catalyst Buffered Shield Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst/Millburn Dynamic Commodity Strategy Fund (formerly, Catalyst Hedged Commodity Fund), Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst/Teza Algorithmic Allocation Fund (formerly, Catalyst/Teza Algorithmic Allocation Income Fund), Catalyst Multi Strategy Fund, EAVOL NASDAQ-100 Volatility Overlay Fund (formerly, Catalyst/Exceed Defined Risk Fund), Catalyst/Millburn Hedge Strategy Fund, and Catalyst Buffered Shield Fund (formerly, Catalyst/Exceed Defined Shield Fund), each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the consolidated schedules of investments, as of June 30, 2021, and the related consolidated statements of operations for the year then ended and the consolidated statements of changes in net assets and the consolidated financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Catalyst/Millburn Dynamic Commodity Strategy Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/Warrington Strategic Program Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst Systematic Alpha Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/Teza Algorithmic Allocation Fund	The consolidated statements of changes in net assets and the consolidated financial highlights for the period from December 31, 2019 (commencement of operations) through June 30, 2020 and for the year ended June 30, 2021
Catalyst Multi-Strategy Fund	The consolidated statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the consolidated financial highlights for each of the years in the five-year period ended June 30, 2021
EAVOL NASDAQ-100 Volatility Overlay Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2021 and the financial highlights for each of the years in the five-year period ended June 30, 2021
Catalyst/Millburn Hedge Strategy Fund

Class A, C, I: the consolidated statements of changes in net  assets for each of the years in the two-year period ended June  30, 2021 and the consolidated financial highlights for each of  the years in the five-year period ended June 30, 2021

For Class C-1: the consolidated statement of changes in net  assets and the consolidated financial highlights for the period  from October 30, 2020 (commencement of operations) through  June 30, 2021

Catalyst Buffered Shield Fund

The statements of changes in net assets for each of the years  in the two-year period ended June 30, 2021

For Class A and Class I: the financial highlights for each of the  years in the three-year period ended June 30, 2021, the period  from December 1, 2017 through June 30, 2018, and each of  the years in the two-year period ended November 30, 2017

For Class C: the financial highlights for each of the years in the  three-year period ended June 30, 2021, the period from  December 1,2017 through June 30, 2018, and the period from  September 5, 2017 (commencement of operations) through  November 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 30, 2021

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LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

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Consideration and Renewal of the Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Energy Infrastructure Fund (“Catalyst Energy”), Catalyst Pivotal Growth Fund (“Catalyst PG”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”), Catalyst Buffered Shield Fund (“Catalyst BS”), EAVOL NASDAQ-100 Volatility Overlay Fund (“EAVOL Fund”) Catalyst Multi-Strategy Fund (“Catalyst MS”), Catalyst/Millburn Dynamic Commodity Strategy Fund (“Millburn DCS”). Catalyst/Millburn Hedge Strategy Fund (“Millburn HS”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst Enhanced Income Strategy Fund (“Catalyst EIS”) and Catalyst Insider Income Fund (“Catalyst Insider”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 10-11, and May 20, 2021, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board reviewed the updates to Catalyst’s key personnel servicing the Catalyst Renewal Funds and noted that such personnel had in the aggregate, many years of experience in the industry. A Catalyst representative described the roles and responsibilities of various individuals on the management team. The Board noted the addition or pending addition of sub-advisors to several Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of those sub-advisors. The Board acknowledged that Catalyst monitored the Catalyst Renewal Funds’ administration and fund accounting and coordinated regulatory compliance. The Board observed that Catalyst’s investment committee monitored the Catalyst Renewal Funds’ performance in accordance with their respective investment policies and reviewed

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such performance against market conditions and relevant benchmarks. A Catalyst representative explained that Catalyst monitored and proactively addressed any issues with performance or the investment strategies of the Catalyst Renewal Funds, reviewed potential changes to investment strategies and implemented any recommended adjustments to the investment policies of the Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the management agreement, and that the nature, overall quality and extent of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of March 31, 2021 along with information that Catalyst provided in connection with renewing the management agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its Morningstar category and a peer group selected by Catalyst. The Catalyst Representative noted that 1-year performance numbers reflected the dramatic lows at the beginning of the period. He remarked that the period began with the March 2020 selloff in the market as a result of the COVID-19 pandemic. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, the Large Growth Morningstar category, and the S&P 500 TR Index across all periods. The Board noted that Catalyst IB was not designed to be a large growth fund and had not always been placed in the Large Growth Morningstar category. The Board discussed Catalyst’s explanation that large growth funds outperformed other equity styles in the past year. The Board reviewed Catalyst’s position that Catalyst IB’s underperformance could be attributed to it being defensive during the first phase of the equity rebound in March and April 2020 and to the drop in the performance of the Fund’s stay-at-home stocks in April 2021.

Catalyst Energy—The Board acknowledged the significant reversal of Catalyst Energy’s performance in the past year and noted that its positive performance surpassed that of its peer group and Morningstar category. A Catalyst representative explained that Catalyst Energy focused its investments in C-corps over master limited partnerships, and that investments in master limited partnerships were generally weak going into March 2020 and ultimately bottomed during that month.

Catalyst PG—The Board observed that Catalyst PG had just began a new investment strategy under a new sub-advisor and that the performance data in the Meeting Materials reflected Catalyst PG’s previous strategy. The Board determined to allow Catalyst PG’s sub-advisor to manage the new investment strategy over a full market cycle.

MAP Global Equity—The Board recognized that despite MAP Global Equity’s positive performance over all periods, it underperformed its peer group, Morningstar category and the MSCI ACWI. The Board discussed Catalyst’s explanation that MAP Global Equity’s focus on value stocks contributed to its underperformance to these benchmarks. The Board noted that when compared to the MSCI ACWI Value Gross Total Return Index, a value-oriented benchmark, MAP Global Equity outperformed over the 3-year, 5-year and since inception periods.

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MAP Global Balanced—The Board acknowledged that MAP Global Balanced had positive performance over all periods but underperformed its peer group and the MSCI ACWI over the 1-year, 3-year, 5-year and since inception periods and its Morningstar category over the 1-year, 3-year and 5-year periods. The Board considered Catalyst’s explanation that the key factor in MAP Global Balanced’s underperformance was the outperformance of growth stocks over value stocks. The Board noted that MAP Global Balanced performed more in-line with, but slightly trailed, a blended benchmark of the MSCI ACWI and Merrill Lynch A-AAA 1-3 Year U.S. Corporate Index.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group and the Morningstar category across all periods and outperformed the Lipper Flexible Portfolio Funds Index over the 1-year, 5-year and since inception periods. The Board noted that Catalyst attributed Lyons TA’s underperformance to the S&P 500 Total Return Index across all periods due to its allocation to bonds during the bull market environment of 2019.

Catalyst DA—The Board observed that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods and discussed Catalyst’s explanation that Catalyst DA struggled due to the significant underperformance of high momentum stocks. The Board noted that Catalyst DA only slightly trailed its benchmarks since inception. A Catalyst representative expressed Catalyst’s continued confidence in the sub-advisor’s investment models.

Catalyst SA—The Board acknowledged that Catalyst SA outperformed its peer group and Morningstar category across all periods. The Board noted that Catalyst reasoned that Catalyst SA underperformed the S&P 500 TR Index because Catalyst SA was not designed to outperform equities. The Board recalled that Catalyst SA would soon be adding a sub-advisor to manage a revised investment strategy for a sleeve of Catalyst SA. A Catalyst representative expressed optimism that the addition of the sub-advisor could enhance Catalyst SA’s performance.

Warrington SP—The Board noted that the sub-advisor was engaged by Catalyst to manage Warrington SP in January 2020 and that prior performance data included the performance of a different investment strategy under the former portfolio manager. The Board discussed that Catalyst believed Warrington SP performed to its expectations under the sub-advisor’s management and that Warrington SP underperformed its benchmarks for the 1-year period largely because the benchmarks recovered from a significant drawdown as a result of the COVID-19 pandemic while Warrington SP avoided the same drawdown in March 2020.

Catalyst BS—The Board discussed that Catalyst BS outperformed its Morningstar category over the 3-year, 5-year and since inception periods, and outperformed the peer group over the 5-year and since inception periods while performing in line with the peer group for the 3-year period. The Board commented that Catalyst explained that Catalyst BS underperformed its peer group and Morningstar category for the 1-year period because of the market rebound after the March 2020 drawdown. The Board considered Catalyst’s explanation that Catalyst BS trailed the S&P 500 TR Index because Catalyst BS took the first losses when the index was down but tried to limit the maximum downside and lagged the index on the upside because the option strategies generally did not capture the dividend of the underlying equities and acted as a limit on positive returns.

EAVOL Fund—The Board recalled that EAVOL Fund implemented a new investment strategy with a new sub-advisor in October 2020 and that the performance data prior to then

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included performance of the previous portfolio manager and investment strategy. The Board noted that EAVOL Fund underperformed the NASDAQ-100 Index since the sub-advisor took over management of EAVOL Fund and discussed Catalyst’s reasoning that that the Volatility Index declined as certain areas of the market became more volatile. The Board considered that Catalyst expressed confidence in the sub-advisor’s abilities and determined the sub-advisor should be permitted to manage EAVOL Fund over a longer time period.

Catalyst MS—The Board reviewed that Catalyst MS outperformed its peer group, Morningstar category, and the BofA U.S. 3-month Treasury Bill TR Index across all periods, and that Catalyst MS outperformed the Credit Suisse Managed Futures Liquid Index over the 1-year, 3-year and 5-year periods while only slightly trailing the same index over the since inception period.

Millburn DCS—The Board remarked that Millburn DCS underperformed its peer group, Morningstar categories and the S&P 500 TR Index with less than satisfactory performance. The Board discussed that a new sub-advisor and a revised investment strategy was proposed for Millburn DCS.

Millburn HS—The Board acknowledged that Millburn HS outperformed its peer group and Morningstar category across all time periods, while underperforming the S&P 500 TR Index across all periods. The Board noted Catalyst’s rationale that Millburn HS was not expected to outperform the long only equity benchmark during extreme bull markets.

SMH High Income—The Board discussed that SMH High Income outperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, while outperforming the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5-year periods and performing in-line with the same index over the 3-year period.

SMH Total Return—The Board discussed that SMH Total Return outperformed its peer group, Morningstar Category and the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year, 3-year and 5-year periods while outperforming a blended index of the S&P 500 TR Index and BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 1-year and 5 year periods.

Stone Beach IO—The Board noted that Stone Beach IO outperformed its peer group and Morningstar category over the 3-year and since inception periods. The Board recognized that Stone Beach IO outperformed the Bloomberg Barclays MBS Index over the 1 -year, 5-year and since inception periods. A Catalyst representative informed the Board that Stone Beach IO underperformed the peer group and Morningstar category over the 1-year period because of higher-than-expected prepayments on positions held by Stone Beach IO due to historically low mortgage rates.

CIFC Floating Rate—The Board remarked that CIFC Floating Rate slightly trailed its peer group for the 1-year period, but otherwise outperformed its peer group, Morningstar category and the S&P LSTA US Leveraged Loan 100 Index across all other time periods.

Catalyst EIS—The Board noted that Catalyst EIS performed in line with its peer group over the 1-year period while outperforming its peer group over the since inception period and outperforming the Morningstar categories and Barclays US Aggregate Bond Index across both time periods.

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Catalyst Insider—The Board acknowledged that Catalyst Insider outperformed the Short-Term Bond Morningstar category and the Barclays 1-3 Year U.S. Government/Credit Index across all time periods and outperformed the Barclays US Aggregate Bond Index over the 1-year, 3-year and 5-year periods. The Board discussed that Catalyst Insider underperformed the High Yield Bond Morningstar category across all periods. The Board reviewed Catalyst’s explanation that high yield bonds performed very well in the past year after their rebound from the March 2020 lows.

Fees and Expenses. The Board reviewed the management fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of the management fee to pay each sub- advisory fee compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the management fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst IB—The Board observed that Catalyst IB’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of each. The Board remarked that Catalyst IB’s net expense ratio was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each.

Catalyst Energy—The Board reviewed Catalyst Energy’s management fee and noted that it was equal to the high of its peer group and Morningstar category. The Board discussed that Catalyst Energy’s net expense ratio was lower than the average and median of its Morningstar category and on par with the average of its peer group. The Board considered the specialized nature of the investment strategy.

Catalyst PG—The Board stated that although the management fee for Catalyst PG was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst PG’s net expense ratio was the high of its peer group but well-below the high of its Morningstar category.

MAP Global Equity—The Board commented that MAP Global Equity’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that MAP Global Equity’s net expense ratio was lower than the peer group average and median and below the high of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s management fee was the high of its peer group but well below the high of its Morningstar category. The Board discussed that MAP Global Balanced’s net expense ratio was in line with the averages of its peer group and Morningstar category.

Lyons TA—The Board discussed that the management fee for Lyons TA was the high of its peer group, but lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

Catalyst DA—The Board observed that Catalyst DA’s management fee was higher than the averages and medians of its peer group and Morningstar category, but lower than the highs of

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each. The Board noted that Catalyst DA’s net expense ratio was lower than the average of its peer group.

Catalyst SA—The Board noted that Catalyst SA’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Warrington SP—The Board noted that Warrington SP’s management fee was higher than the averages and medians of its peer group and the Managed Futures Morningstar category, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was the high of its peer group and the Options Based Morningstar category, but well below the high of the Managed Futures Morningstar category.

Catalyst BS—The Board noted that although Catalyst BS’s management fee was higher than the medians and averages of its peer group and Morningstar category, it was significantly lower than the highs of each. The Board discussed that Catalyst BS’s net expense ratio was lower than the average of its peer group.

EAVOL Fund—The Board recognized that EAVOL Fund’s management fee and net expense ratios were higher than the medians and averages of its peer group and Morningstar category, but remarked that both were significantly below the highs of each.

Catalyst MS—The Board recognized that Catalyst MS’s management fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Catalyst MS’s net expense ratio was the high of its peer group but lower than the high of its Morningstar category.

Millburn DCS—The Board discussed that the management fee for Millburn DCS was lower than the high of its peer group, lower than the high of the Commodities Broad Basket Morningstar category, and well below the high of the Managed Futures Morningstar category. The Board noted that the net expense ratio for Millburn DCS was the high of the Commodities Broad Basket Morningstar category, but well below the high of its peer group and the Managed Futures Morningstar category. The Board reviewed Catalyst’s explanation that the management fee for Millburn DCS was the high of the Commodities Broad Basket Morningstar category because unlike most funds in the category, Millburn DCS implemented a hedging component within its investment strategy.

Millburn HS—The Board considered that Millburn HS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

SMH High Income—The Board reviewed SMH High Income’s management fee and noted that it was higher than the averages and medians of its peer group and Morningstar category, but significantly lower than the highs of each. The Board noted that the net expense ratio for SMH High Income was below the average net expense ratio of its peer group.

SMH Total Return—The Board acknowledged that SMH Total Return’s management fee was higher than the medians and averages of its peer group and Morningstar category, but below

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the highs of each. The Board noted that SMH Total Return’s net expense ratio was the high of its peer group and Morningstar category.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s management fee was the highest of its peer group but lower than the high of its Morningstar category. The Board remarked that Stone Beach IO’s net expense ratio was lower than the average of its peer group. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

CIFC Floating Rate—The Board remarked that the management fee for CIFC Floating Rate was the high of its peer group and Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans, and the fee was comparable to high yield funds. The Board acknowledged that CIFC Floating Rate’s net advisory fee, after fee waiver, was significantly lower than the median and average advisory fees of its peer group and Morningstar category.

Catalyst EIS—The Board recognized that Catalyst EIS’s management fee was the high of its peer group, the Nontraditional Bond Morningstar category and the Multisector Bond Morningstar category. The Board discussed that Catalyst EIS’s net expense ratio was below the average and median of its peer group. The Board considered that Catalyst EIS’s portfolio management team was active in trading and making markets as well as hedging against various risks and that other funds with a similar specialized strategy pay the same fee.

Catalyst Insider—The Board discussed that Catalyst Insider’s management fee was on par with the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the average of its peer group and on par with the average of the High-Yield Bond Morningstar category.

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement received by Catalyst from certain of the Catalyst Renewal Funds for distribution expenses pursuant to the Trust’s Rule 12b-1 plans. The Board noted that Catalyst was managing Catalyst PG, Catalyst SA, Catalyst MS and Catalyst Insider at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an issue at this time.

The Board acknowledged that, for all of the other Catalyst Renewal Funds, profits were used to compensate the owner personnel of Catalyst that provided management services to the particular Catalyst Renewal Fund. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. The Board discussed that Catalyst earned a marginal profit from its management agreement with the Trust for EAVOL Fund and a modest profit from its management agreement with the Trust for MAP Global Balanced, SMH High Income and SMH Total Return.

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The Board observed that Catalyst earned a reasonable profit from managing Catalyst IB, Catalyst Energy, MAP Global Equity, Lyons TA, Catalyst DA, Warrington SP, Catalyst BS, Millburn DCS, Millburn HS, Stone Beach IO, CIFC Floating Rate and Catalyst EIS. The Board discussed that Catalyst’s profit margins for each of these Catalyst Renewal Funds were well-within the industry norms for strategies similar to the particular Catalyst Renewal Fund. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund that resulted in a profit to Catalyst was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense limitation. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the Management Agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

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Consideration and Approval of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC, and Millburn Ridgefield Corporation with respect to the Catalyst/Millburn Dynamic Commodity Strategy Fund

In connection with a meeting held on May 10, 11 and May 20, 2021 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust, (the “Trust”) including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub- advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Millburn Ridgefield Corporation (“Millburn”) with respect to Catalyst/Millburn Dynamic Commodity Strategy Fund(“Catalyst DCS”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to approval of the Sub-Advisory Agreement.

The Board turned to the approval of the sub-advisory agreement between Catalyst and Millburn with respect to Catalyst DCS. The Board examined Millburn’s responses to a series of question regarding, among other things, the sub-advisory services it would provide to Catalyst DCS, comparative fee and expense information, comparable performance data of similar funds managed by Millburn, and Millburn’s anticipated profitability from managing Catalyst DCS. The Board noted that Catalyst recommended approving the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted its familiarity and experience with Millburn as a sub-advisor to another series in the Trust. The Board recalled that Millburn’s key personnel that would be serving Catalyst DCS were highly skilled in the financial services industries. The Board commented that, under the advisor’s oversight, Millburn would be responsible for all research, technology, and trade order entry for Catalyst DCS. It discussed that Millburn’s investment committee would manage Catalyst DCS’s trading methodology and implement its systematic models and trading systems. The Board observed that Millburn’s risk management process would include using a proprietary rules-based methodology to select Catalyst DCS’s investments. The Board remarked that Millburn would monitor compliance with Catalyst DCS’s investment limitations in real time and post- trade to maintain the desired levels or margin and exposure. The Board noted that Millburn had reported no material compliance or litigation issues in the past three years and remarked that Millburn had reported no materials compliance or litigation issues in the past three years and remarked that Millburn maintained adequate insurance coverage. The Board concluded that Millburn had the experience and resources necessary to provide quality services to Catalyst DCS.

Performance. The Board reviewed the performance information presented by Millburn. The Board noted that the sub-advised by Millburn with a comparable strategy to Catalyst DCS had underperformed the HFRI Fund Weighted Composite Index over the 1-year and 3-year periods but

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June 30, 2021

outperformed the index across the 5-year and 10-year periods. The Board agreed that Millburn had the potential to provide reasonable returns to Catalyst DCS’s shareholders.

Fees and Expenses. The Board discussed that Millburn’s proposed sub-advisory fee was 50% of the net management fee (maximum of 0.875% annually) for sub-advising Catalyst DCS. The Board observed that Millburn’s proposed sub-advisory fee, and the allocation of fees between Catalyst and Millburn relative to their respective duties and other factors, were appropriate. The Board concluded that the sub-advisory fee to be charged with respect to Catalyst DCS was not unreasonable and the sub-advisory fee, in relation to the total management fee, was not unreasonable.

Profitability. The Board reviewed a profitability analysis provided by Millburn and noted that it anticipated realizing a reasonable profit in connection with Catalyst DCS during the first and second year of the sub-advisory agreement. After further discussion, the Board agreed that the projected profits were not excessive.

Economies of Scale. The Board considered whether there would be economies of scale with respect to Millburn’s management of Catalyst DCS. The Board agreed that this was primarily an advisor- level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense, including the breakpoint at the fund family level.

Conclusion. Having requested and received such information from Millburn the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement among Catalyst, Millburn, and Catalyst DCS, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of Catalyst DCS and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Consideration of Renewal of the Trading Advisory Agreement between Catalyst Capital Advisors, LLC and Caddo Capital Management, LLC, with respect to Catalyst Multi-Strategy Fund.

In connection with a meeting held on February 20, 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the trading advisory agreement (the “Trading Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Caddo Capital Management, LLC (“Caddo”), with respect to Catalyst Multi-Strategy Fund (the (“Catalyst MS”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Trading Advisory Agreement.

Nature, Extent and Quality of Services. The Board recognized that Caddo provided on-going, day-to-day trading management of Catalyst MS’s managed Future strategy. The Board noted that pre-defined systems dictated Caddo’s execution and trading decisions and that Caddo continuously refined those systems as dictated by market research. The Board discussed that Caddo conducted real-time monitoring of all risks inherent to the trading strategy through extensive checklists for carefully oversight of daily trading. The Board acknowledged that Caddo employed an automated order management system to pre-clear trades to ensure trade limitations were followed and that Caddo conducted routine back-testing to maintain confidence in its system. The Board considered that Caddo selected broker-dealers on the basis of best execution. The Board acknowledged that Caddo reported no material litigation or administrative action in the past year. The Board concluded that the nature, extent, and quality of services provided by Caddo were satisfactory and that Caddo had performed all duties required of it under the Trading Advisory Agreement.

Performance. The Board noted that Catalyst MS had outperformed the Credit Suisse Managed Futures Liquid Index and its Morningstar category for the year-to-date, 1-year and since inception periods. The Board observed that Caddo reported Catalyst MS had earned a four-star Morningstar rating. The Board concluded that Catalyst MS’s performance was more than acceptable.

Fees and Expenses. The Board observed that Caddo’s trading advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.875% annually. It noted that Caddo’s fee for Catalyst MS was lower than the fee it charged to other accounts. The Board concluded that the trading advisory fee for Catalyst MS was not unreasonable.

Profitability. he Board observed that, based on the information Caddo provided, Caddo was managing Catalyst MS as a loss. The Board concluded that that excessive profit was not a concern at this time.

Economies of Scale. The Board considered whether Caddo had realized economies of scale with respect to its services provided to Catalyst MS. The Board agreed that this was primarily an

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

advisory level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the trading advisory expense. The Board agreed that Caddo did not appear to have benefitted from material economies of scale related to Catalyst MS.

Conclusion. Having requested and received such information from Caddo as the Board believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Trading Advisory Agreement was in the best interest of the shareholders of Catalyst MS.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Consideration and Renewal of the Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory, LLC with respect to the Catalyst Buffered Shield Fund

In connection with a meeting held on May 10-11, and May 20 2021 the Board of Trustees (the “Board”) of Mutual Fund Series Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Exceed Advisory, LLC (“Exceed”), with respect to Catalyst Buffered Shield Fund (“Catalyst BS”).

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Exceed’s responses to a series of questions regarding, among other things, the investment performance of Catalyst BS, Exceed’s services provided to Catalyst BS, comparative fee and expense information, and Exceed’s profitability from managing Catalyst BS.

Nature, Extent and Quality of Services. The Board noted that Exceed was responsible for the day-to-day management and selection of securities for Catalyst BS. The Board recognized that Exceed developed the proprietary investment methodology embodied in Catalyst BS, which it had modified over time in an effort to take advantage of market movements and trends in options pricing. The Board discussed that Exceed developed internal software and controls to efficiently monitor compliance with Catalyst BS’s investment limitations. The Board acknowledged that Exceed did not use soft dollars and selected platforms where it believed Catalyst BS could access the highest level of competitive bidding for portfolio transactions. The Board discussed that Exceed had no material compliance issues to report and that it maintained adequate errors and omissions insurance coverage. After further discussion, the Board concluded that the nature, extent, and quality of service provided by Exceed to Catalyst BS was adequate.

Performance. The Board discussed that Catalyst BS outperformed its Morningstar category over the 3-year, 5-year and since inception periods, and outperformed the peer group over the 5-year and since inception periods while performing in line with the peer group for the 3- year period. The Board commented that the advisor explained that Catalyst BS underperformed its peer group and Morningstar category for the 1-year period because of the market rebound after the March 2020 drawdown. The Board considered the advisor’s explanation that Catalyst BS trailed the S&P 500 TR Index because Catalyst BS took first loss when the index was down but tried to limit the maximum downside and lagged the index on the upside because option strategies generally did not capture the dividend and acted as a limit on positive returns.

Fees and Expenses. The Board noted that Catalyst charged a management fee of 1.25% for Catalyst BS and that 50% of Catalyst BS’s net management fee was paid to Exceed by Catalyst. The Board acknowledged that Exceed’s maximum sub-advisory fee of 0.625% for Catalyst BS was similar to the fees Exceed charged to its other clients. The Board discussed the allocation of fees between Catalyst and Exceed relative to their respective duties and other factors and agreed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

the allocation for Catalyst BS was appropriate. The Board concluded that the sub-advisory fee received by Exceed for Catalyst BS was not unreasonable.

Profitability. The Board remarked that Exceed earned a profit from sub-advising Catalyst BS. The Board discussed how Exceed’s profits from sub-advising Catalyst BS were used to compensate Exceed’s owner and reimburse his expenses. The Board recognized that Exceed’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Exceed’s profit in connection with Catalyst BS was not excessive.

Economies of Scale. The Board considered whether Exceed had realized economies of scale with respect to the sub-advisory services provided to Catalyst BS. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub -advisory expense. The Board concluded that, based on the current size of Catalyst BS and the systems and technology used by Exceed to efficiently manage Catalyst BS, it was unlikely that Exceed was benefitting from any economies of scale that warranted a fee concession.

Conclusion. Having requested and received such information from Exceed as the Board believed to be reasonably necessary to evaluate the terms of the Sub- Advisory Agreement between the Catalyst and Exceed, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of Catalyst BS and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst Capital International, LLC 2017- present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present;COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/21) and held for the entire period through 06/30/21.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/21	Value 06/30/21	During Period *	Value 06/30/21	During Period *
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class A	2.27%	$1,000.00	$964.20	$11.06	$1,013.54	$11.33
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class C	3.02%	1,000.00	959.70	14.67	1,009.82	15.05
Catalyst/ Millburn Dynamic Commodity Strategy Fund - Class I	2.02%	1,000.00	964.20	9.84	1,014.78	10.09
Catalyst/Warrington Strategic Program Fund - Class A	2.49%	1,000.00	1,035.00	12.56	1,012.45	12.42
Catalyst/Warrington Strategic Program Fund - Class C	3.24%	1,000.00	1,031.60	16.32	1,008.73	16.14
Catalyst/Warrington Strategic Program Fund - Class I	2.22%	1,000.00	1,036.90	11.21	1,013.79	11.08
Catalyst Systematic Alpha Fund - Class A	2.02%	1,000.00	1,154.50	10.79	1,014.78	10.09
Catalyst Systematic Alpha Fund - Class C	2.77%	1,000.00	1,151.80	14.78	1,011.06	13.81
Catalyst Systematic Alpha Fund - Class I	1.77%	1,000.00	1,156.40	9.46	1,016.02	8.85
Catalyst/Teza Algorithmic Allocation Fund - Class A	2.24%	1,000.00	964.20	10.91	1,013.69	11.18
Catalyst/Teza Algorithmic Allocation Fund - Class C	2.99%	1,000.00	959.70	14.53	1,009.97	14.90
Catalyst/Teza Algorithmic Allocation Fund - Class I	1.99%	1,000.00	964.20	9.69	1,014.93	9.94
Catalyst Multi Strategy Fund - Class A	2.27%	1,000.00	1,061.10	11.60	1,013.54	11.33
Catalyst Multi Strategy Fund - Class C	3.02%	1,000.00	1,057.80	15.41	1,009.82	15.05
Catalyst Multi Strategy Fund - Class I	2.02%	1,000.00	1,062.40	10.33	1,014.78	10.09
EAVOL Nasdaq-100 Volatility Overlay Fund - Class A	1.65%	1,000.00	1,039.80	8.35	1,016.61	8.25
EAVOL Nasdaq-100 Volatility Overlay Fund - Class C	2.40%	1,000.00	1,035.50	12.11	1,012.89	11.98
EAVOL Nasdaq-100 Volatility Overlay Fund - Class I	1.40%	1,000.00	1,040.40	7.08	1,017.85	7.00
Catalyst Millburn Hedge Strategy Fund - Class A	2.17%	1,000.00	1,174.70	11.70	1,014.03	10.84
Catalyst Millburn Hedge Strategy Fund - Class C	2.92%	1,000.00	1,170.20	15.71	1,010.31	14.55
Catalyst Millburn Hedge Strategy Fund - Class C-1	2.35%	1,000.00	1,176.00	12.68	1,013.14	11.73
Catalyst Millburn Hedge Strategy Fund - Class I	1.92%	1,000.00	1,176.00	10.36	1,015.27	9.59
Catalyst Buffered Shield Fund - Class A	1.48%	1,000.00	1,081.80	7.64	1,017.46	7.40
Catalyst Buffered Shield Fund - Class C	2.23%	1,000.00	1,077.40	11.49	1,013.74	11.13
Catalyst Buffered Shield Fund - Class I	1.23%	1,000.00	1,083.30	6.35	1,018.70	6.16

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CatalystHedge-AR21

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2021	2020
Catalyst/Teza Algorithmic Allocation Fund	12,250	12,250
Catalyst/Millburn Dynamic Commodity Strategy Fund	12,000	11,250
Catalyst/Warrington Strategic Program Fund	11,000	10,250
Catalyst Systematic Alpha Fund	13,000	12,250
Catalyst Multi Strategy Fund	12,000	11,250
Catalyst EAVOL NASDAQ-100 Volatility Overlay Fund	11,250	11,250
Catalyst/Millburn Hedge Strategy Fund	25,000	20,000
Catalyst Buffered Shield Fund	12,000	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2021	2020
Catalyst/Teza Algorithmic Allocation Fund	3,500	3,500
Catalyst/Millburn Dynamic Commodity Strategy Fund	3,500	3,500
Catalyst/Warrington Strategic Program Fund	2,000	2,000
Catalyst Systematic Alpha Fund	3,500	3,500
Catalyst Multi Strategy Fund	3,500	3,500
Catalyst EAVOL NASDAQ-100 Volatility Overlay Fund	2,000	2,000
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500
Catalyst Buffered Shield Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2021, and 2020 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2021 and 2020, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 02, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 02, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 02, 2021